--------------------------------------------------------------------------------
            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

     Issued By Jackson National Life Insurance Company in connection with the Jackson National Separate Account -- I

    ANNUITY SERVICE CENTER
    Mail Address:
    P.O. Box 378002
    Denver, Colorado 80237-8002
    Telephone Number: 1 (800) 766-4683   Delivery Address:
                                         8055 East Tufts Avenue, Second Floor
                                         Denver, Colorado 80237

     The Individual Deferred Fixed and Variable Annuity Contracts ("Contract(s)") offered by this Prospectus are flexible premium contracts. Reference throughout this Prospectus to Contracts shall also mean certificates issued under Group Deferred Fixed and Variable Annuity Contracts. The Contracts are available for retirement plans which may or may not qualify for Federal tax advantages available under the Internal Revenue Code. Annuity payments under the Contracts are deferred until a selected later date.

     Premiums are allocated to the Jackson National Separate Account -- I ("Separate Account"), a separate account of Jackson National Life Insurance Company ("Company"), and the General Account, as directed by the Owner. The Separate Account uses its assets to purchase shares of one or more of the following Series of mutual fund(s):

                              JNL(R) SERIES TRUST

                JNL AGGRESSIVE GROWTH SERIES
                JNL CAPITAL GROWTH SERIES
                JNL GLOBAL EQUITIES SERIES
                JNL/ALGER GROWTH SERIES
                JNL/PUTNAM GROWTH SERIES
                JNL/PUTNAM VALUE EQUITY SERIES
                PPM AMERICA/JNL BALANCED SERIES
                PPM AMERICA/JNL HIGH YIELD BOND SERIES
                PPM AMERICA/JNL MONEY MARKET SERIES
                SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

     The value of the Separate Account will vary in accordance with the investment performance of the underlying mutual funds. Therefore, the Owner bears the investment risk under this Contract for all amounts allocated to the Separate Account. Amounts allocated to the General Account are guaranteed by the Company and will earn a specified rate of interest declared periodically.

     Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

     A Statement of Additional Information dated May 1, 1997, containing further information about the Contracts and the Separate Account has been filed with the Securities and Exchange Commission, and is available without charge upon request from the Company at its Annuity Service Center at the address and telephone number given above. The Statement of Additional Information, dated May 1, 1997, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears in the Prospectus under the heading "Table of Contents of the Statement of Additional Information." The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Please read this Prospectus carefully and retain it for your future reference. The Prospectus sets forth the information about the Contracts and Separate Account that the investor should know before investing. The Contracts offered by this Prospectus are not available in all states.

     An interest in the Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank or financial institution, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in a Contract is subject to investment risk, including the possible loss of principal.

     This Prospectus is dated May 1, 1997.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

DEFINITIONS.................................................    3
FEE TABLES..................................................    5
  Owner Transaction Expenses................................    5
  Separate Account Expenses.................................    5
UNDERLYING FUND EXPENSES....................................    6
HIGHLIGHTS..................................................    8
CONDENSED FINANCIAL INFORMATION.............................   10
  Accumulation Unit Values..................................   10
  Financial Statements......................................   11
DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT.........   12
SEPARATE ACCOUNT INVESTMENTS................................   13
  Underlying Fund...........................................   13
  Voting Rights.............................................   13
  Substitution of Securities................................   13
CONTRACT CHARGES............................................   14
  Mortality and Expense Risk Charge.........................   14
  Contract Maintenance Charge...............................   14
  Administration Charge.....................................   14
  Transfer Fee..............................................   14
  Withdrawal Charge.........................................   15
  Premium Taxes.............................................   15
  Deduction for Separate Account Income Taxes...............   16
  Other Expenses............................................   16
  Reduction of Charges for Sales to Certain Groups..........   16
DESCRIPTION OF THE CONTRACTS................................   16
  Summary...................................................   16
  Owner.....................................................   16
  Annuitant.................................................   16
  Modification of the Contract..............................   16
  Assignment................................................   17
DEATH BENEFIT...............................................   17
  Death of Contract Owner Before the Annuity Date...........   17
  Death Benefit Amount Before the Annuity Date..............   17
  Death Benefit Options Before the Annuity Date.............   17
  Death of Contract Owner After the Annuity Date............   18
  Death of Annuitant........................................   18
  Beneficiary...............................................   18
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................   19
  Premiums..................................................   19
  Automatic Payment Plan....................................   19
  Automatic Dollar Cost Averaging Program...................   19
  Rebalancing...............................................   19
  Allocation of Premiums....................................   19
  Transfer During Accumulation Period.......................   20
  Separate Account Accumulation Unit Value..................   20
  Distribution of Contracts.................................   20
  Withdrawals (Redemptions).................................   21
  Systematic Withdrawal Program.............................   21
  Restrictions Under the Texas Optional Retirement
    Program.................................................   22
  ERISA Plans...............................................   22
  Minimum Contract Value....................................   22
ANNUITY PERIOD..............................................   22
  Annuity Date..............................................   22
  Annuity Options...........................................   22
ANNUITY PAYMENTS............................................   24
  Initial Monthly Annuity Payment...........................   24
  Subsequent Monthly Payments...............................   24
  Annuity Unit Value........................................   24
ADMINISTRATION..............................................   25
  Statements and Reports....................................   25
  Market Timing and Asset Allocation Services...............   25
TAXES.......................................................   25
  General...................................................   25
  Withholding Tax on Distributions..........................   26
  Diversification -- Separate Account Investments...........   26
  Multiple Contracts........................................   27
  Contracts Owned by Other than Natural Persons.............   27
  Tax Treatment of Assignments..............................   27
  Qualified Plans...........................................   27
  Tax Treatment of Withdrawals..............................   27
ADVERTISING.................................................   29
LEGAL PROCEEDINGS...........................................   30
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   31
APPENDIX A..................................................  A-1
APPENDIX B..................................................  B-1
APPENDIX C..................................................  C-1

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this Prospectus, have the indicated meanings:

     ACCUMULATION PERIOD. The period between the Issue Date and the Annuity Date; the build-up phase under the Contract.

     ACCUMULATION UNIT. A unit of measurement which the Company uses to calculate the Separate Account Contract Value during the Accumulation Period.

     ANNUITY SERVICE CENTER. The address and telephone number are: P.O. Box 378002, Denver, Colorado 80237-8002, (800) 766-4683. The Company will notify Contract Owners of any change in address or telephone number.

     ANNUITANT. The natural person on whose life the annuity benefit for this Contract is based.

     ACCOUNT VALUE. An accounting maintained by the Company indicating an Owner's Contract Value under a Contract.

     ANNUITIZATION. The process by which an Annuitant converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which the Annuitant or other payee(s) receive periodic annuity payments.

     ANNUITY DATE. The date on which annuity payments are to begin.

     ANNUITY PERIOD. The period beginning on the Annuity Date.

     ANNUITY UNIT. A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

     BENEFICIARY(IES). The person(s) designated to receive any benefits under a Contract upon the death of the Owner.

     CODE. The Internal Revenue Code of 1986, as amended, or as the same may be amended or superseded.

     CONTRACT VALUE. The Contract Value is the sum of: (1) the Separate Account Contract Value; and (2) the General Account Contract Value.

     CONTRACT YEAR. A year starting from the Issue Date in one calendar year and ending on the anniversary of the Issue Date in the succeeding calendar year.

     DEFERRED ANNUITY. An annuity contract under which the start of annuity payments is deferred to a future date.

     DUE PROOF OF DEATH. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, and any other proof or documentation required by the Company.

     FIXED ANNUITY. An Annuity providing for a series of payments which are guaranteed by the Company as to dollar amount during annuitizations.

     FUND. A collective term used to represent an investment entity which may be selected to be an underlying investment of the Contract.

     GENERAL ACCOUNT. This General Account is made up of all assets under the Contract, other than those in the Separate Account.

     GENERAL ACCOUNT CONTRACT VALUE. This will be: (1) the sum of all amounts credited to the General Account under the Contract; less (2) any amounts cancelled or withdrawn for charges, deductions, surrenders, or transfers.

     HOME OFFICE. The Company's headquarters is located at 5901 Executive Drive, Lansing, Michigan 48911.

     ISSUE DATE. The date a Contract is issued.

     LATEST ANNUITY DATE. The date on which the Owner attains age 90 under a Non-Qualified Plan Contract or such earlier date as required by the applicable Qualified Plan, law or regulation, unless otherwise approved by the Company.

     NON-QUALIFIED PLAN. A retirement plan which does not receive favorable tax treatment under Section 401, 403, 408 or 457 of the Code.

     OWNER ("YOU," "YOUR"). The person or entity named in the application who is entitled to exercise all rights and privileges under this Contract. Usually, but not always, the Owner is also the Annuitant. If Joint Owners are named, the Joint Owner must be the spouse of the other Joint Owner. Joint Owners share ownership in all respects.

     PORTFOLIO. A subdivision of the Separate Account invested wholly in shares of one of the corresponding Series of the Underlying Funds.

     PREMIUM. Amounts paid to the Company for the Contract by or on behalf of an Owner.

     QUALIFIED PLAN. A retirement plan which receives favorable tax treatment under Sections 401, 403, 408 or 457 of the Code.

     SEPARATE ACCOUNT. A segregated asset account of the Company, named "Jackson National Separate Account -- I," consisting of several Portfolios, each investing in a corresponding Series of a Fund.

     SEPARATE ACCOUNT CONTRACT VALUE. The Separate Account Contract Value is the sum of the value of all Portfolio Accumulation Units under this Contract.

     SERIES. A separate investment portfolio of a Fund which has distinct investment objectives. Each Series serves as an underlying investment medium for Premiums and allocations made to one of the Portfolios of the Separate Account.

     UNDERLYING FUND(S). The underlying entities in which the Portfolios invest.

     VALUATION DATE. Each day the New York Stock Exchange ("NYSE") is open for business.

     VALUATION PERIOD. The period commencing at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

     VARIABLE ANNUITY. A series of payments made during the Annuity Period to a payee under a Contract which vary in amount in accordance with the investment experience of the Portfolios to which Contract Values have been allocated.

     WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE). A charge which may be imposed upon certain withdrawals.

     WITHDRAWAL VALUE. The Contract Value minus any premium tax payable and minus any applicable Contract charges.

--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

Contingent Deferred Sales Charge (Withdrawal Charge) (as a percentage of
Premiums)

          NUMBER OF COMPLETE CONTRACT YEARS
        SINCE PREMIUM BEING WITHDRAWN WAS MADE
        --------------------------------------
Year..................................................    0      1      2      3      4      5      6      7+
Applicable Charge:....................................    7%     6%     5%     4%     3%     2%     1%     0%

Annual Contract Maintenance Charge............................................................................    $35.00
Transfer Fee (Applies solely to transfers in excess of 15 in a Contract Year).................................    $25.00
------------------------------------------------------------------------------------------------------------------------

SEPARATE ACCOUNT EXPENSES
--------------------------------------------------------------------------------

(As an annual percentage of average net asset value. The daily equivalent is deducted from each of the Portfolios of the Separate Account.)
--------------------------------------------------------------------------------

Mortality and Expense Risk Charges..........................    1.25%
Administration Charge.......................................     .15%
                                                                -----
  Total Separate Account Annual Expenses....................    1.40%

--------------------------------------------------------------------------------
                            UNDERLYING FUND EXPENSES
--------------------------------------------------------------------------------

JNL SERIES TRUST
(As an annual percentage of average net assets.)
--------------------------------------------------------------------------------

                                                                               OTHER
                                                                              EXPENSES
                                                              MANAGEMENT       (AFTER         TOTAL FUND
                                                                 FEE       REIMBURSEMENT)   ANNUAL EXPENSES
-----------------------------------------------------------------------------------------
JNL Aggressive Growth Series................................     .95%           .15%             1.10%
JNL Capital Growth Series...................................     .95%           .15%             1.10%
JNL Global Equities Series..................................    1.00%           .15%             1.15%
JNL/Alger Growth Series.....................................    .975%           .15%            1.125%
JNL/Putnam Growth Series*...................................     .90%           .15%             1.05%
JNL/Putnam Value Equity Series*.............................     .90%           .15%             1.05%
PPM America/JNL Balanced Series*............................     .75%           .15%              .90%
PPM America/JNL High Yield Bond Series......................     .75%           .15%              .90%
PPM America/JNL Money Market Series.........................     .60%           .15%              .75%
Salomon Brothers/JNL Global Bond Series.....................     .85%           .15%             1.00%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     .70%           .15%              .85%
T. Rowe Price/JNL Established Growth Series.................     .85%           .15%             1.00%
T. Rowe Price/JNL International Equity Investment Series....    1.10%           .15%             1.25%
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .95%           .15%             1.10%

--------------------------------------------------------------------------------

* Prior to May 1, 1997, the management fee for the JNL/Putnam Growth Series was .90%, the management fee for the JNL/Putnam Value Equity Series was .75%, and the management fee for the PPM America/JNL Balanced Series was .90%.

     The expenses shown above are assessed at the Underlying Fund level and are not direct charges against Separate Account assets or reductions from Contract Values. These expenses are taken into consideration in computing each Series' net asset value, which is the share price used to calculate the Portfolio's unit value. Currently, each of the Series are reimbursed for annual expenses (excluding Management Fees) in excess of .15% of average daily net assets. Prior to reimbursement, Total Fund Annual Expenses as a percentage of net assets for the period ended December 31, 1996, were: JNL Aggressive Growth Series -- 1.40%; JNL Capital Growth Series -- 1.27%; JNL Global Equities Series -- 1.63%; JNL/Alger Growth Series -- 1.19%; JNL/Putnam Growth Series -- 1.27%; JNL/Putnam Value Equity Series -- 1.53%; PPM American/JNL Balanced Series -- 1.22%; PPM America/JNL High Yield Bond Series -- 1.21%; PPM America/JNL Money Market Series -- .85%; Salomon Brothers/JNL Global Bond Series -- 1.44%; Salomon Brothers/JNL U.S. Government & Quality Bond Series -- 1.37%; T. Rowe Price/JNL Established Growth Series -- 1.11%; T. Rowe Price/JNL International Equity Investment Series --1.29%; and T. Rowe Price/JNL Mid-Cap Growth Series -- 1.14%. Voluntary reimbursements to these Series may be modified or discontinued at any time.

EXAMPLE --

     If you surrender your contract at the end of the applicable time period:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
--------------------------------------------------------------------------------

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
JNL Aggressive Growth Portfolio.............................   $96      $129      $165       $288
JNL Capital Growth Portfolio................................    96       129       165        288
JNL Global Equities Portfolio...............................    96       131       168        293
JNL/Alger Growth Portfolio..................................    96       130       167        291
JNL/Putnam Growth Portfolio.................................    95       128       163        283
JNL/Putnam Value Equity Portfolio...........................    95       128       163        283
PPM America/JNL Balanced Portfolio..........................    94       123       155        268
PPM America/JNL High Yield Bond Portfolio...................    94       123       155        268
PPM America/JNL Money Market Portfolio......................    92       119       148        253
Salomon Brothers/JNL Global Bond Portfolio..................    95       126       160        278
Salomon Brothers/JNL U.S. Government & Quality Bond
  Portfolio.................................................    93       122       153        263
T. Rowe Price/JNL Established Growth Portfolio..............    95       126       160        278
T. Rowe Price/JNL International Equity Investment
  Portfolio.................................................    97       134       173        303
T. Rowe Price/JNL Mid-Cap Growth Portfolio..................    96       129       165        288

--------------------------------------------------------------------------------

     If you do not surrender or if you annuitize your contract at the end of the applicable time period:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
--------------------------------------------------------------------------------

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
JNL Aggressive Growth Portfolio.............................   $26       $79       135        288
JNL Capital Growth Portfolio................................    26        79       135        288
JNL Global Equities Portfolio...............................    26        81       138        293
JNL/Alger Growth Portfolio..................................    26        80       137        291
JNL/Putnam Growth Portfolio.................................    25        78       133        283
JNL/Putnam Value Equity Portfolio...........................    25        78       133        283
PPM America/JNL Balanced Portfolio..........................    24        73       125        268
PPM America/JNL High Yield Bond Portfolio...................    24        73       125        268
PPM America/JNL Money Market Portfolio......................    22        69       118        253
Salomon Brothers/JNL Global Bond Portfolio..................    25        76       130        278
Salomon Brothers/JNL U.S. Government & Quality Bond
  Portfolio.................................................    23        72       123        263
T. Rowe Price/JNL Established Growth Portfolio..............    25        76       130        278
T. Rowe Price/JNL International Equity Investment
  Portfolio.................................................    27        84       143        303
T. Rowe Price/JNL Mid-Cap Growth Portfolio..................    26        79       135        288

--------------------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the foregoing table and examples is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly by investing in the Separate Account. For additional information see "Contract Charges," see also the sections relating to management of the Underlying Funds in their respective prospectuses. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the Transfer Fee. The amount of the Transfer Fee is $25, except that the first 15 transfers per Contract Year are not subject to the fee. Premium taxes, which range from 0% to 4% of Premiums, are not reflected.

3. For purposes of the amounts reported in the examples, the Contract Maintenance Charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Portfolios attributable to the Contracts.

4. A Withdrawal Charge is imposed upon annuitizations which occur within one year of the Issue Date.

5. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     This Prospectus contains information about the Contract, which provides variable and fixed benefits. It describes the uses, costs and objectives of the Contract, and the rights and privileges of the Owner. It also provides information about the Company and the Separate Account.

     Premiums for the Contracts may be allocated to one or more Portfolios of the Separate Account, and/or the General Account under the Contracts. An Owner may not allocate Contract Values to more than eighteen options during the life of the Contract. The Separate Account invests in shares of the corresponding Series of the Underlying Fund:

                                JNL SERIES TRUST

                    JNL Aggressive Growth Series
                    JNL Capital Growth Series
                    JNL Global Equities Series
                    JNL/Alger Growth Series
                    JNL/Putnam Growth Series*
                    JNL/Putnam Value Equity Series*
                    PPM America/JNL Balanced Series*
                    PPM America/JNL High Yield Bond Series
                    PPM America/JNL Money Market Series
                    Salomon Brothers/JNL Global Bond Series
                    Salomon Brothers/JNL U.S. Government & Quality Bond Series
                    T. Rowe Price/JNL Established Growth Series
                    T. Rowe Price/JNL International Equity Investment Series
                    T. Rowe Price/JNL Mid-Cap Growth Series

     * Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

     The Individual Deferred Fixed and Variable Annuity Contracts offered by this Prospectus are flexible premium contracts. The Contracts can be purchased on a non-tax qualified basis ("Non-Qualified Plan Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Plan Contract"). This Prospectus describes only the variable portion of the Contract.

     A Withdrawal Charge may be imposed upon withdrawals from the Contract. Withdrawal Charges will vary in amount depending upon the number of completed years in the Contract from the date of Premium deposit at the time of its withdrawal. The Withdrawal Charge is found in the Fee Tables. The maximum Withdrawal Charge is 7%. (See "Withdrawal Charge".)

     For purposes of determining federal income tax liability, withdrawals are deemed to be interest and earnings, first-out basis, which means taxable income is withdrawn first. There is a 10% penalty tax on the taxable amount of any premature distribution from Non-Qualified and certain Qualified Plan Contracts. The penalty tax generally applies to any distribution made prior to the Owner attaining age 59 1/2. (See "Taxes".)

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. Owners should consult their tax adviser regarding the consequences of withdrawals or distributions.

     The initial Premium must be at least $5,000 for Non-Qualified Plan Contracts and $2,000 for Qualified Plan Contracts. Subsequent Premiums must be at least $500 ($50 if made in connection with an Automatic Payment Plan). The cumulative total of all Premiums under a Contract may not exceed $1,000,000 without the prior consent of the Company. (See "Purchases, Withdrawals and Contract Value".) The Company may waive any of these minimums or maximums at any time.

     To be sure that the Owner is satisfied with the Contract, the Owner has a right to examine the policy. Within ten days (or longer if required by state law) of the day the Contract is received, it may be returned to the Company's Annuity Service Center, at the address shown on page 1 of this Prospectus. When the Contract is received by the Company, the Company will void the Contract and refund the Contract Value unless otherwise required by state and/or federal law. The Contract Value at the time of refund may be more or less than the Premium paid.

--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

     The following table presents Accumulation Unit values for the Separate Account at the beginning and end of the periods indicated as well as ending Accumulation Units outstanding under each Portfolio of the Separate Account as of December 31, 1996, and December 31, 1995. This data has been taken from the Separate Account's financial statements. The Separate Account's financial statements for the periods ended December 31, 1996, and December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the Separate Account's financial statements and related notes thereto.

-----------------------------------------------------------
                                DECEMBER 31,   DECEMBER 31,
          PORTFOLIOS                1996         1995(a)
-----------------------------------------------------------
JNL Aggressive Growth
  Portfolio
 Accumulation unit value:
  Beginning of period               $10.20        $10.00
  End of period                     $11.95        $10.20
 Accumulation units
  outstanding at the end of
  period                         2,355,530         4,008
JNL Capital Growth Portfolio
 Accumulation unit value:
  Beginning of period               $10.34        $10.00
  End of period                     $11.87        $10.34
 Accumulation units
  outstanding at the end of
  period                         2,985,668         1,587
JNL Global Equities Portfolio
 Accumulation unit value:
  Beginning of period               $10.48        $10.00
  End of period                     $13.57        $10.48
 Accumulation units
  outstanding at the end of
  period                         3,090,234         4,778
JNL/Alger Growth Portfolio
 Accumulation unit value:
  Beginning of period                $9.93        $10.00
  End of period                     $11.11        $ 9.93
 Accumulation units
  outstanding at the end of
  period                         3,310,810        12,285
JNL/Putnam Growth Portfolio(b)
 Accumulation unit value:
  Beginning of period               $10.58        $10.00
  End of period                     $13.22        $10.58
 Accumulation units
  outstanding at the end of
  period                         1,682,604           571

-----------------------------------------------------------
                                DECEMBER 31,   DECEMBER 31,
          PORTFOLIOS                1996         1995(a)
-----------------------------------------------------------
JNL/Putnam Value Equity
  Portfolio(b)
 Accumulation unit value:
  Beginning of period               $10.59        $10.00
  End of period                     $12.98        $10.59
 Accumulation units
  outstanding at the end of
  period                         1,330,288         3,944
PPM America/JNL Balanced
  Portfolio(b)
 Accumulation unit value:
  Beginning of period               $10.34        $10.00
  End of period                     $11.29        $10.34
 Accumulation units
  outstanding at the end of
  period                         2,120,529        12,871
PPM America/JNL High Yield
  Bond Portfolio
 Accumulation unit value:
  Beginning of period               $10.11        $10.00
  End of period                     $11.26        $10.11
 Accumulation units
  outstanding at the end of
  period                         1,147,840           100
PPM America/JNL Money Market
  Portfolio
 Accumulation unit value:
  Beginning of period               $10.03        $10.00
  End of period                     $10.37        $10.03
 Accumulation units
  outstanding at the end of
  period                         2,193,176        14,608

(a) The Separate Account commenced operations on October 16, 1995.
(b) Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and the management fee was .90%, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and the management fee was .75%; and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and the management fee was .90%.

-----------------------------------------------------------
                                DECEMBER 31,   DECEMBER 31,
          PORTFOLIOS                1996         1995(a)
-----------------------------------------------------------
Salomon Brothers/JNL Global
  Bond Portfolio
 Accumulation unit value:
  Beginning of period               $10.41        $10.00
  End of period                     $11.74        $10.41
 Accumulation units
  outstanding at the end of
  period                           911,885         3,128
Salomon Brothers/JNL U.S.
  Government & Quality Bond
  Portfolio
 Accumulation unit value:
  Beginning of period               $10.21        $10.00
  End of period                     $10.33        $10.21
 Accumulation units
  outstanding at the end of
  period                           902,055         1,275
T. Rowe Price/JNL Established
  Growth Portfolio
 Accumulation unit value:
  Beginning of period               $10.36        $10.00
  End of period                     $12.53        $10.36
 Accumulation units
  outstanding at the end of
  period                         2,500,896        10,564

-----------------------------------------------------------
                                DECEMBER 31,   DECEMBER 31,
          PORTFOLIOS                1996         1995(a)
-----------------------------------------------------------
T. Rowe Price/JNL
  International Equity
  Investment Portfolio
 Accumulation unit value:
  Beginning of period               $10.49        $10.00
  End of period                     $11.78        $10.49
 Accumulation units
  outstanding at the end of
  period                         2,039,430         3,096
T. Rowe Price/JNL Mid-Cap
  Growth Portfolio
 Accumulation unit value:
  Beginning of period               $10.37        $10.00
  End of period                     $12.59        $10.37
 Accumulation units
  outstanding at the end of
  period                         3,585,051         5,120

(a) The Separate Account commenced operations on October 16, 1995.

FINANCIAL STATEMENTS

     The full financial statements of the Separate Account for the year ended December 31, 1996, the financial statements of the Company for the years ended December 31, 1996, and December 31, 1995, and the applicable auditor's reports thereon are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
              DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

COMPANY

     The Company is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. The Company is a wholly-owned subsidiary of Prudential Corporation, plc, London, England.

     The Company is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. It intends to market the Contract in all jurisdictions in which it is admitted to conduct variable annuity business. The Contracts offered by this Prospectus are issued by the Company and will be funded by the Separate Account.

SEPARATE ACCOUNT

     The Separate Account was originally established by the Company on June 14, 1993, pursuant to the provisions of Michigan law, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the Federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other Contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Portfolios, with the assets of each Portfolio pertaining to Account Value invested in the shares of the corresponding Series of the Underlying Fund. The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the Series of the Underlying Fund. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Underlying Fund, and are also reduced by Contract charges. The Separate Account may also fund other contracts issued by the Company, which will be accounted for separately from the Contracts.

     The basic objective of a variable annuity contract is to provide payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. However, the Owner bears the entire investment risk that the basic objective of the Contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Premiums made with respect to a Contract.

--------------------------------------------------------------------------------
                          SEPARATE ACCOUNT INVESTMENTS
--------------------------------------------------------------------------------

UNDERLYING FUND

     Each of the Portfolios of the Separate Account invests in the shares of one of the following corresponding Series, which are separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (commonly known as a "mutual fund"):

                                JNL SERIES TRUST

                     JNL Aggressive Growth Series
                     JNL Capital Growth Series
                     JNL Global Equities Series
                     JNL/Alger Growth Series
                     JNL/Putnam Growth Series*
                     JNL/Putnam Value Equity Series*
                     PPM America/JNL Balanced Series*
                     PPM America/JNL High Yield Bond Series
                     PPM America/JNL Money Market Series
                     Salomon Brothers/JNL Global Bond Series
                     Salomon Brothers/JNL U.S. Government & Quality Bond Series
                     T. Rowe Price/JNL Established Growth Series
                     T. Rowe Price/JNL International Equity Investment Series
                     T. Rowe Price/JNL Mid-Cap Growth Series

* Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

     A summary description of the investment objectives of the Series of the Underlying Fund in which the Portfolios invest is contained in Appendix B to this Prospectus. However, there is no assurance that the investment objective of any of the Series will be met. Contract Owners bear the complete investment risk for Premiums allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s) to which Premiums are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

     DETAILED INFORMATION ABOUT THE JNL SERIES TRUST IS CONTAINED IN ITS ACCOMPANYING CURRENT PROSPECTUS. AN INVESTOR SHOULD CAREFULLY REVIEW THE TRUST'S PROSPECTUS BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE PORTFOLIOS OF THE SEPARATE ACCOUNT.

VOTING RIGHTS

     To the extent required by applicable law, the Company will vote the shares of the Underlying Fund held in the Separate Account at meetings of the shareholders of the Underlying Funds in accordance with instructions received from persons having the voting interest in the corresponding Portfolios. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Trust not more than 60 days prior to the meeting of the respective Underlying Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights will be the Owner before the Annuity Date; thereafter the payee entitled to receive payments under the Contract.

SUBSTITUTION OF SECURITIES

     If the shares of any of the Series should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of a Series is no longer appropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund (or Series thereof) for Underlying Fund shares already purchased and/or to be purchased in the future by Premiums under the Contract. No such substitution of securities may take place without prior approval of the Securities and Exchange Commission and under such requirements as the Commission may impose.

--------------------------------------------------------------------------------
                                CONTRACT CHARGES
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a Mortality and Expense Risk Charge from each Portfolio during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the daily net asset value of each Portfolio. The mortality risks assumed by the Company arise from its contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of the death of the Owner; and (3) to provide both a standard and an enhanced Death Benefit prior to the Annuity Date. A detailed explanation of the standard and Enhanced Death Benefits may be found under "Death Benefit."

     The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge. The Expense Risk Charge is guaranteed by the Company and cannot be increased. The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period.

CONTRACT MAINTENANCE CHARGE

     An annual Contract Maintenance Charge of $35 is charged against each Contract. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract. The Contract Maintenance Charge will be assessed on each anniversary of the Contract Date that occurs on or prior to the Annuity Date. In the event that a total surrender of the Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This charge is not assessed during the Annuity Period.

     The total Contract Maintenance Charge is allocated between the Portfolio(s) and the General Account in proportion to the respective Contract Values similarly allocated. The Contract Maintenance Charge is at cost with no margin included for profit. The Company will monitor this charge to ensure that it does not exceed annual administrative expenses. This charge may be a lesser amount where required by state law.

ADMINISTRATION CHARGE

     The Company assesses an Administration Charge equal, on an annual basis, to 0.15% of the daily net asset value of the Separate Account. The Administration Charge is designed only to reimburse the Company for administrative expenses related to the Separate Account and the issuance and maintenance of the Contract, and the Company will monitor this charge to ensure that it does not exceed annual administration expenses.

TRANSFER FEE

     A Transfer Fee of $25 will apply to transfers in excess of 15 in a Contract Year. The Company may waive the Transfer Fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.

     This fee will be deducted from Contract Values which remain in the Portfolio(s) from which the transfer was made. If such remaining Contract Value is insufficient to pay the Transfer Fee, then the fee will be deducted from transferred Contract Values.

WITHDRAWAL CHARGE

     Federal tax law places a number of constraints on withdrawals from annuity contracts. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Owners should consult their own tax counsel or other tax advisers regarding any withdrawals. (See "Withdrawals").

     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. Withdrawal Charges will vary in amount depending upon the number of completed years in the Contract from the date of Premium deposit at the time of withdrawal in accordance with the Withdrawal Charge table shown below.

WITHDRAWAL CHARGE TABLE
--------------------------------------------------------------------------------

NUMBER OF COMPLETE CONTRACT YEARS                               APPLICABLE WITHDRAWAL
SINCE PREMIUM BEING WITHDRAWN WAS MADE                            CHARGE PERCENTAGE
-------------------------------------------------------------------------------------
Zero........................................................        7%
First.......................................................        6%
Second......................................................        5%
Third.......................................................        4%
Fourth......................................................        3%
Fifth.......................................................        2%
Sixth.......................................................        1%
Seventh and later...........................................        0%
-------------------------------------------------------------------------------------

     The Withdrawal Charge is deducted from the remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the Withdrawal Charge, withdrawals will be allocated first to earnings, if any (which may generally be withdrawn free of Withdrawal Charge), and then to Premium on a first-in, first-out basis so that all withdrawals are allocated to Premium to which the lowest (if any) Withdrawal Charge applies.

     Premiums that are no longer subject to the Withdrawal Charge (and not previously withdrawn), plus earnings in the Owner's Account may be withdrawn free of Withdrawal Charges at any time ("Initial Free Withdrawal").

     Further, there may be an additional free withdrawal amount for the first withdrawal during a Contract Year ("Additional Free Withdrawal"). The Additional Free Withdrawal amount is equal to 10% of Premium that remains subject to the Withdrawal Charge, less earnings in the Owner's account. An Owner will not receive the benefit of an Additional Free Withdrawal in a full surrender. For an example of the Additional Free Withdrawal calculation see Appendix C.

     If the withdrawal request does not specify from which Portfolio(s) the withdrawal is to be made, the request will be processed by reducing the Contract Values in each Portfolio in proportion to their allocations.

     The Company will waive the Withdrawal Charge on any withdrawal necessary to satisfy the minimum distribution requirements of the Code. Where permitted by state law, the Company will waive the Withdrawal Charge on withdrawals made pursuant to the provisions of a Waiver of Contingent Deferred Sales Charge Endorsement for Terminal Illness attached to the Owner's Contract or a Waiver of Contingent Deferred Sales Charge Endorsement for Specified Conditions attached to the Owner's Contract. In addition, where legally permitted, the Withdrawal Charge may be eliminated when a Contract is issued to an agent, officer, director or employee of the Company or its affiliates.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

PREMIUM TAXES

     The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon Premiums received by the Company. To the best of the Company's present knowledge, premium taxes currently imposed by certain jurisdictions range from 0% to 4.0%. This range is subject to change. The method used to recoup premium tax expense will be determined by the Company at its sole discretion and in compliance with applicable state law. The Company may deduct such charges from an Owner's Contract Value either: (1) at the time the Contract is surrendered, (2) at Annuitization, or (3) in those states which require, at the time Premiums are made to the Contract.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient.

OTHER EXPENSES

     The charges and expenses applicable to the various Series of the Underlying Funds are borne indirectly by Owners having Contract Values allocated to the Portfolios that invest in the respective Series. For a summary of current estimates of those charges and expenses, see "Fee Tables."

REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

     The Company may reduce the Withdrawal and/or Administration charges on Contracts sold to certain groups or individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The entitlement to such reductions will be determined by the Company by considering the following factors: (1) the size of the group;
(2) the total amount of Premiums expected to be received; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant in determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for such sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for such sales will not be unfairly discriminatory to the interests of any Owners.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     The Contracts provide for the accumulation of Contract Values during the Accumulation Period. Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years, as permitted by state law. (See "Annuity Period -- Annuity Options.")

OWNER

     The Owner is the person who is entitled to exercise all rights and privileges of ownership under the Contract.

     If Joint Owners are named, the Joint Owner must be the spouse of the other Joint Owner. The Joint Owner will possess an undivided interest in the Contract. The Contract Owner retains sole rights in the Contract upon the other's death prior to the Annuity Date. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract shall require a written indication of an intent to exercise that right, which must be signed by both Owners. Upon the death of a Joint Contract Owner, the surviving Joint Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

     For Non-Qualified Contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the Owner during the taxable year. However, for purposes of Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person and treated as an annuity contract for tax purposes. Tax advice should be sought prior to purchasing a Contract which is to be owned by a trust or other non-natural person.

ANNUITANT

     The Annuitant is the person on whose life annuity payments under a Contract depend. (In the case of a Contract issued in connection with a plan qualified under Section 403(b) or 408 of the Code, the Owner is the Annuitant.)

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President, Secretary or Assistant Secretary may approve a change or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

     The Company reserves the right to change the terms of the Contract as may be necessary to comply with changes in applicable law, or otherwise deemed necessary by the Company.

ASSIGNMENT

     Where permitted, the Owner may assign the Contract at any time during the lifetime of the Annuitant. Such assignment will take effect upon receipt by the Company of written notice thereof executed by the Owner. The Company assumes no responsibility for the validity or sufficiency of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the assignment. Qualified Plan Contracts may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed by applicable law.

     If this Contract is a Non-Qualified Plan Contract, any portion which is pledged or assigned shall generally be treated as a distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract, for the taxable year in which the assignment or pledge occurs. In addition, any portion assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income.

--------------------------------------------------------------------------------
                                 DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH OF CONTRACT OWNER BEFORE THE ANNUITY DATE

     Upon the death of the Owner, or any Joint Contract Owner, before the Annuity Date, the death benefit will be paid to the Beneficiary(ies) designated by the Owner. Upon the death of a Joint Contract Owner, the surviving Joint Contract Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

DEATH BENEFIT AMOUNT BEFORE THE ANNUITY DATE

     The standard death benefit is equal to the greater of:

          1. the Contract Value at the end of the Valuation Period during which due proof of death and an election of the type of payment to the Beneficiary is received by the Company, at the Home Office, or

          2. the total Premiums paid prior to the death of the Owner, minus the sum of:

               a) the total withdrawals and any Withdrawal Charges assessed; and

               b) premium taxes incurred.

     In addition, where permitted by state law, the Company will provide an enhanced death benefit. The enhanced death benefit is determined by (A) re-computing the standard death benefit by accumulating all amounts under (2) above annually at 5% (4% if the Owner was age 70 or older on the Issue Date) to the date of death, and (B) paying the greater of the amount so determined and the following amount, which is deemed to be $0 if the Owner dies prior to the seventh Contract Year:

          the Contract Value at the seventh Contract Year, plus any Premiums paid since that time and prior to death, minus the sum of:

               a) total withdrawals and any Withdrawal Charges assessed since such seventh Contract Year; and

               b) premium taxes incurred since the seventh Contract Year,

          all accumulated annually at 5% (4% if the Owner was age 70 or older on the Issue Date) to the date of death.

     The enhanced death benefit shall never exceed 250% of all Premiums paid to the Contract, reduced by the amount of any withdrawals.

          NOTE: The portion of the Mortality and Expense Risk Charge attributable to the enhanced death benefit will be assessed against Separate Account allocations pursuant to all Contracts issued, whether or not applicable state laws permit the Contract to offer the enhanced death benefit.

DEATH BENEFIT OPTIONS BEFORE THE ANNUITY DATE

     In the event of the death of the Owner, or any Joint Contract Owner, before the Annuity Date, a Beneficiary must request that the death benefit be paid under one of the Death Benefit Options below. In addition, if the Beneficiary is the spouse of the Owner, he or she may elect to continue the Contract at the then Contract Value in his or her own name and exercise all the Owner's rights under the Contract. The following are the Death Benefit Options:

          Option 1 -- lump sum payment of the death benefit; or

          Option 2 -- the payment of the entire death benefit within 5 years of the date of the death of the Owner or any Joint Contract Owner; or

          Option 3 -- payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of the death of the Owner or any Joint Contract Owner.

     Any portion of the death benefit not applied under Option 3 within one year of the date of an Owner's death, must be distributed within five years of the date of death.

     If a lump sum payment is requested, the amount will be paid within seven
(7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments Provision is in effect.

     Payment to the Beneficiary, other than in a single sum, may only be elected during the sixty-day period beginning with the date of receipt of proof of death.

DEATH OF CONTRACT OWNER AFTER THE ANNUITY DATE

     If the Owner, or any Joint Contract Owner, dies after the Annuity Date, and the Owner is not an Annuitant, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Owner's death. Upon the Owner's death after the Annuity Date, the Beneficiary becomes the Owner.

DEATH OF ANNUITANT

     Upon the death of an Annuitant, who is not an Owner, before the Annuity Date, the Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death the Annuitant, the Owner will become the Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

     Upon the death of the Annuitant after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

BENEFICIARY

     The Owner may designate the Beneficiary(ies) to receive any amount payable on Owner's death. The original Beneficiary(ies) will be named in the application. If two or more persons are named, those surviving the Owner will share equally unless otherwise stated. The Owner may change the Beneficiary(ies) by filing a written request with the Company at its Annuity Service Center, unless an irrevocable Beneficiary(ies) designation was previously filed. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

--------------------------------------------------------------------------------
                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PREMIUMS

     Premiums are flexible. This means that the Owner, subject to Company declared minimums and maximums, may change the amounts, frequency or timing of Premiums. The initial Premium must be at least $5,000 for Non-Qualified Plan Contracts and $2,000 for Qualified Plan Contracts. Subsequent Premiums must be at least $500 ($50 if made in connection with an Automatic Payment Plan). Total Premiums under a Contract may not exceed $1,000,000 without the prior consent of the Company. The Company may waive any of the maximums or minimums contained in this Section.

     The Company reserves the right to refuse any Premium at any time.

AUTOMATIC PAYMENT PLAN

     Automatic bank drafts through the Company's Automatic Payment Plan for scheduled subsequent Premiums may be made at a minimum of $50 or more per month. An enrollment form for this program is available through the Company's Annuity Service Center.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     Units of the Portfolios may be purchased over a period of time through the Automatic Dollar Cost Averaging ("DCA") Program. Under this Program, the Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from a source account to one or more of the Portfolios (other than the source account) at the unit values determined on the dates of the transfers. Currently, all Portfolios are available as source accounts. The intervals between transfers may be monthly, quarterly, semi-annually or annually, at the option of the Owner. This service is intended to allow the Owner to utilize DCA, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market. To qualify for the DCA Program, there must be a minimum total Contract Value of $15,000, unless such minimum is waived by the Company.

     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the source account to one of the Portfolios (other than the source account). A third option is to transfer the entire Contract Value in the source account in a stated number of transfers as selected by the Owner. Although the various options under the DCA Program will allow transfers to be made from any of the Portfolios, the Owner must elect to have the transfers made exclusively from one of these source accounts.

     A written election of this service, on a form provided by the Company, must be completed by the Owner in order to begin transfers. Once elected, transfers from the source account will be processed periodically until either the value of the source account is completely depleted or the Owner instructs the Company in writing to cancel the transfers. The Company also reserves the right to assess a processing fee for this service.

REBALANCING

     An Owner may elect, on a form provided by the Company, to have his/her Separate Account Value reallocated among Portfolios in designated percentages on a periodic basis (monthly, quarterly, semi-annual or annual basis, or at such other time interval as approved by the Company). The Company reserves the right to assess a processing fee for this service.

ALLOCATION OF PREMIUMS

     Premiums are allocated to the Portfolio(s) selected by the Owner. Owners making initial Premiums should specify their allocations on the application for a Contract. If the application is complete, the Company will apply the initial Premium to the Portfolio(s), as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Annuity Service Center. The number of Accumulation Units in a Portfolio attributable to a Premium is determined by dividing that portion of the Premium which is allocated to the Portfolio by that Portfolio's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs.

     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT COMPLETE. If the application for a Contract is not complete, the Company will attempt to rectify it within five business days of its receipt at the Annuity Service Center. The Company will credit the initial Premium within two business days after the application has been rectified. Unless the prospective Owner consents otherwise, the application and the initial Premium will be returned if the application cannot be made complete within five business days of such receipt.

     Just like initial Premiums, Owners making subsequent Premium payments should specify how they want their Premiums allocated. Otherwise the Company will automatically process the Premium based on the most recent allocation on record with the Company.

     The combined number of Portfolio options available under the Separate Account and guaranteed account options available under the General Account may be greater than eighteen. However, an Owner may not allocate Contract Values to more than eighteen options during the life of the Contract.

TRANSFER DURING ACCUMULATION PERIOD

     During the Accumulation Period, the Owner may transfer Contract Values among Portfolios by written request or, if the Owner makes such an election on the Contract application, by telephone authorization. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording of telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and accepting transfer instructions from someone other than the Owner.

     Telephone calls authorizing transfers must be completed by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a Valuation Date in order to be effected at the price determined on such date. Transfer authorizations, whether written or by telephone, which are received after such close of regular trading will be processed as of the next Valuation Date.

     A Transfer Fee may be assessed (See "Transfer Fee".) This transfer privilege may be suspended, modified or terminated at any time without notice.

     The minimum partial transfer amount is $100. Also, no partial transfer may be made if the value of the Owner's interest in the Portfolio from which a transfer is being made would be less than $100 after the transfer. The Company may waive the minimum partial transfer amount in connection with pre-authorized automatic transfer programs.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

     Accumulation Unit value is determined Monday through Friday on each day that the NYSE is open for business.

     A separate Accumulation Unit value is determined for each Portfolio. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Portfolio.

     The Accumulation Unit value for each Portfolio will vary with the price of a share in the corresponding Series and in accordance with the Mortality and Expense Risk Charge, Administration Charge, and any provision for taxes. Assessments of Withdrawal Charges, Transfer Fees and Contract Maintenance Charges are effected by redemption of Accumulation Units and do not affect Accumulation Unit value.

     The Accumulation Unit value of a Portfolio for any Valuation Period is calculated by subtracting (2) from (1) and dividing the result by (3) where:

          1) is the total value at the end of the given Valuation Period of the assets attributable to the Accumulation Units of the Portfolio minus the total liabilities;

          2) is the cumulative unpaid charge for assumptions of Mortality and Expense Risk Charge, and for Administration Charge; and

          3) is the number of Accumulation Units outstanding at the end of the given Valuation Period.

DISTRIBUTION OF CONTRACTS

     Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions may vary, but are not anticipated to exceed 8.00% of any Premium (including any promotional and sales incentives). Under certain circumstances, certain sellers of the Contracts may be paid persistency incentives which will take into account, among other things, the length of time Premiums have been held under a Contract, and Contract Values. A persistency incentive is not anticipated to exceed 1.50%, on an annual basis, of the Contract Values considered in connection with the incentive. All such commissions and incentives are paid by the Company.

     Jackson National Financial Services, Inc., located at 5901 Executive Drive, Lansing, Michigan 48911, serves as distributor of the Contract. Jackson National Financial

Services, Inc. is a wholly owned subsidiary of the Company and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS (REDEMPTIONS)

     Except as explained below, an Owner may redeem a Contract for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption.

     Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement, in addition, certain tax withdrawal penalties may apply (see "Taxes").

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Owners should seek competent tax advice regarding any withdrawals or distributions.

     Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $500, or, if less, the Owner's entire interest in the Portfolio from which a withdrawal is requested. The Owner's interest in the Portfolio from which the withdrawal is requested must be at least $100 after the withdrawal is completed.

     A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company at its Annuity Service Center. The required program form will not be in good order unless it includes the Owner's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.

     The Company may also accept telephone requests for certain partial withdrawals from Owners who elect this option either through the Contract application or by completing a Telephone Redemption Authorization Form provided by the Company. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. The proceeds of a telephone withdrawal will be sent by check to the Owner at the address of record only. Telephone calls authorizing withdrawals must be completed by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a Valuation Date in order to be effected at the price determined on such date. The Company reserves the right to terminate or modify the telephone withdrawal service at any time.

     If the request is for total withdrawal, the Contract, or a Lost Contract Affidavit, must be submitted as well. The Withdrawal Value is determined on the basis of the Contract Values next computed following receipt of a request in proper order. The Withdrawal Value will normally be paid within seven days after the day a proper request is received by the Company at its Annuity Service Center. However, the Company may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of Owners.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Contract Owner may elect in writing on a form provided by the Company to take Systematic Withdrawals by surrendering a specified dollar amount or a specified percentage of the Contract Owner's total Contract Value (equal to at least $50) on a monthly, quarterly, semiannual, or annual basis. Unless otherwise directed by the Contract Owner, the Company will process the withdrawals by surrendering on a pro-rata basis Accumulation Units from all Portfolios in which the Contract Owner has an interest. A Withdrawal Charge may apply to Systematic Withdrawals in accordance with the considerations under "Withdrawal Charge." Each Systematic Withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on Systematic Withdrawals if the Contract Owner is under age 59 1/2. If directed by the Contract Owner, the Company will withhold federal taxes from each Systematic Withdrawal. The Contract Owner may discontinue Systematic Withdrawals at any time by notifying the Company in writing.

     The Company reserves the right to discontinue offering Systematic Withdrawals upon 30 days' written notice to Contract Owners; however, any such discontinuation would not affect Systematic Withdrawal programs already commenced. The Company also reserves the right to assess a processing fee for this service.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Contracts issued to participants in the Texas Optional Retirement Program ("ORP") contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in the ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 years or termination of employment in a Texas public institution of higher education. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation.

ERISA PLANS

     Spousal consent may be required when a married Owner seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA). Owners should obtain competent legal and/or tax advice.

MINIMUM CONTRACT VALUE

     If the Contract Value is less than $500 and no Premiums have been made during the previous three full calendar years, the Company reserves the right, after 60 days' written notice to the Owner, to terminate the Contract and distribute its Withdrawal Value to the Owner. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.

--------------------------------------------------------------------------------
                                 ANNUITY PERIOD
--------------------------------------------------------------------------------

ANNUITY DATE

     The Owner selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. In selecting an Annuity Date, the Owner may wish to consider the applicability of a Withdrawal Charge, which is imposed upon Annuitizations which occur within one year of the Issue Date. Annuity payments will begin no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. The Owner may change the Annuity Date, at any time at least seven days prior to the Annuity Date then indicated on the Company's records, by written notice to the Company at its Annuity Service Center.

ANNUITY OPTIONS

     The Owner, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to applicable Contract charges and income tax. Alternatively, an Annuity Option may be elected. The Owner may, upon prior written notice to the Company, elect an Annuity Option at any time prior to the Annuity Date.

     A change of Annuity Option is permitted if made at least 7 days before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below, a Life annuity with a 120-month period certain. Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as selected by the Owner. However, if the amount available to apply under an Annuity Option is less than $5,000, and state law permits, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, the Company shall have the right to require the frequency of payments be at quarterly, semi-annual or annual intervals so as to result in an initial payment of at least $50.

     NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION UNDER WHICH PAYMENTS ARE BEING MADE PURSUANT TO LIFE CONTINGENCIES.

     The following Annuity Options are generally available under the Contract. However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased.

  OPTION 1 -- LIFE INCOME

     An annuity payable monthly during the lifetime of the Annuitant. Under this Option, no further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible under Option 1 for the payee to receive only one monthly annuity payment under this Contract.

  OPTION 2 -- JOINT AND SURVIVOR ANNUITY

     An annuity payable monthly while both the Annuitant and a designated second person are living. Upon the death of either person, the monthly income payable will continue during the lifetime of the survivor at either the full amount previously payable or as a percentage (either one-half or two-thirds) of the full amount, as chosen at the time of election of this Option.

     Annuity payments terminate automatically and immediately upon the death of the surviving person without regard to the number or total amount of payments received.

     There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both the Annuitant and the designated second person die before the due date of the second payment.

  OPTION 3 -- LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED

     An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for fewer than the guaranteed 120 or 240 monthly periods, as elected by the Owner, the balance of the guaranteed number of payments will be made to the Beneficiary.

  OPTION 4 -- INCOME FOR A SPECIFIED PERIOD

     Under this Option, as permitted by state law, a payee can elect an annuity payable monthly for any period of years from 5 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the discounted present value of any remaining guaranteed payments in a lump sum.

  OTHER OPTIONS

     At the sole discretion of the Company, other annuity options may be made available. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

--------------------------------------------------------------------------------
                                ANNUITY PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY PAYMENT

     The initial annuity payment attributable to investment in a Portfolio is determined by taking the Contract Value allocated to that Portfolio, less any premium tax and any applicable Contract changes, and then applying it to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment. The number of Annuity Units determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments, assuming that no reallocation of Contract Values is made. The total Variable Annuity payment is equal to the sum of the annuity payments as determined above for each Portfolio to which Contract Value is allocated on the Annuity Date.

SUBSEQUENT MONTHLY PAYMENTS

     The amount of the second and each subsequent monthly Variable Annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due.

ANNUITY UNIT VALUE

     The initial value of an Annuity Unit of each Portfolio was set when the Portfolios were established. The value may increase or decrease from one Valuation Period to the next. The annuity tables contained in the Contract are based on a 3.0% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.0%, Variable Annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.0%, Variable Annuity payments will decrease over time. If the net investment rate equals 3.0%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

     For each Portfolio, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.0% per annum which is assumed in the annuity tables contained in the Contract. The Net Investment Factor, which reflects changes in the net asset value of the shares of the Series in which the Portfolio invests, is described in greater detail in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                 ADMINISTRATION
--------------------------------------------------------------------------------

     Please direct all service inquiries to the Company at (800) 766-4683. Be sure to provide the policy number and Owner's name.

STATEMENTS AND REPORTS

     The Company will mail to Owners, at their last known address of record, any statements and reports required by applicable law or regulation. Owners should therefore give the Company prompt notice of any address change. The Company will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Contract Value, such as making additional Premiums, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a Dollar Cost Averaging Program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Owner's Contract. The Company will assume all transactions are accurate unless the Owner notifies the Company otherwise within thirty (30) days after receipt of the statement. The Company will also send to Owners such additional reports and information as may be required by Federal securities laws.

MARKET TIMING AND ASSET ALLOCATION SERVICES

     Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, the Company will honor transfer instructions from such third parties provided such market timing and asset allocation services comply with the Company's administrative systems, rules and procedures, which may be modified by the Company at any time. PLEASE NOTE that fees and charges assessed for such market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. The Company neither recommends nor discourages such market timing and asset allocation services.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

     NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

     Section 72 of the Code governs taxation of annuities in general. An individual Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), Federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Non-Qualified Plans, the cost basis is generally the Premiums, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract

(adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan for which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the Owner.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) minimum distributions required to be made under the
Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

     Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations establishing diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Company intends that each Series of the Underlying Funds will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

     The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

     Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign their Contracts.

QUALIFIED PLANS

     The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Owners in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan. For a more detailed description of the various types of plans under which the Contracts may be purchased, see the Statement of Additional Information.

TAX TREATMENT OF WITHDRAWALS

NON-QUALIFIED PLANS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Premiums made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the Owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7); (4) in a series of substantially equal periodic payments made at least annually for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary; (5) under an immediate annuity; or

(6) which are allocable to premium payments made prior to August 14, 1982.

QUALIFIED PLANS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (tax-sheltered annuities) and 408(b) (IRAs).

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; and (7) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner or Annuitant (as applicable) and his or her spouse and dependents if the Contract Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Contract Owner or Annuitant (as applicable) has been re-employed for at least 60 days.

     The exceptions stated in items (4) and (6) above do not apply in the case of an IRA.

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Owners should seek competent tax advice regarding any withdrawals or distributions.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirements accounts or certain other plans, subject to limitations set forth in the Code.

     Generally, distributions from a Qualified Plan generally must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner or annuitant attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

--------------------------------------------------------------------------------
                                  ADVERTISING
--------------------------------------------------------------------------------

     The Company may from time to time advertise several types of historical performance for the Portfolios of the Separate Account.

     The Company may advertise for the Portfolios standardized "average annual total return", calculated in a manner prescribed by the Securities and Exchange Commission, and non-standardized "total return". "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the mutual fund held in the Portfolio has been in existence, if the Portfolio has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

     Nonstandardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

     If a Series or mutual fund has been in existence for a longer period of time than the corresponding Portfolio, the standardized average annual total return and non-standardized total return quotations will show the investment performance such Series or mutual fund would have achieved (reduced by the applicable charges) had they been held in a Portfolio for the period quoted.

     A "yield" may also be advertised for a Portfolio (other than the PPM America/JNL Money Market Portfolio). "Yield" refers to the annualized income generated by an investment in the Portfolio over a specified thirty-day period. The "yield" is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

     A "yield" and "effective yield" may also be advertised for the PPM America/JNL Money Market Portfolio. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Portfolio's units. Yield is an annualized figure, which means that it is assumed that the Portfolio generates the same level of net income over a 52-week period. The "effective yield" is calculated under rules prescribed by the Securities and Exchange Commission and assumes a weekly reinvestment of income earned. The effective yield will be slightly higher than the yield due to this compounding effect.

     The Company may also from time to time advertise the performance of the Portfolios of the Separate Account relative to the performance of variable annuities or mutual funds of other companies with similar or different objectives, or the investment industry as a whole. Other investments to which the Portfolios may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CD's; bank money market deposit accounts and passbook savings; and the Consumer Price Index. The Company may periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

     The Portfolios of the Separate Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500 Composite Stock Price Index; S&P MidCap 400 Index; Salomon Brothers Broad Investment Grade Index; Lehman Brothers High Yield Index; Lehman Brothers Aggregate Bond Index; Salomon Brothers Treasury Index; Morgan Stanley Capital International World Index; Morgan Stanley Europe and Australasia, Far East Equity Index; Russell 2000 Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 1/2 Year CD Rates; and Dow Jones Industrial Average.

     Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Donoghue's, Weisenberger; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News & World Report, National Underwriter; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Series against all funds over specified periods and against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

     The Company is also ranked and rated by independent financial rating services, among which are Standard & Poor's, A. M. Best Company and Duff & Phelps. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions. All performance information and comparative material advertised by the Company is historical in nature and is not intended to represent or guarantee future results. A CONTRACT OWNER'S CONTRACT VALUE AT REDEMPTION MAY BE MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Separate Account are parties or to which any of their property is the subject.

     The General Distributor, Jackson National Financial Services, Inc., is not engaged in any litigation of any material nature.

--------------------------------------------------------------------------------
            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
General Information and History.............................      2
Services....................................................      2
Purchase of Securities Being Offered........................      2
Underwriters................................................      2
Calculation of Performance..................................      2
Additional Tax Information..................................      7
Annuity Payments; Net Investment Factor.....................      9
Financial Statements........................................     10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

                                GENERAL ACCOUNT

     Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Acts, and the staff of the Securities and Exchange Commission, typically, does not review the disclosures in a prospectus which relate to the General Account portion. Disclosures regarding the General Account portion of the Contract may be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

     Investors should review Jackson National Life Insurance Company's Contract for a full description of the General Account portion of the Contract. Any questions regarding these Contracts should be directed to the Company's Annuity Service Center.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

     Below are the investment objectives of each Series of the Underlying Funds available through the Separate Account. There can be no assurance that any Series will achieve its investment objectives.

                                JNL SERIES TRUST

     The JNL Series Trust (the "Trust") is an open-end management investment company created under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. Shares of the Trust will be sold primarily to life insurance companies to fund the benefits under variable insurance or annuity policies. Jackson National Financial Services, Inc. ("JNFSI"), a wholly owned subsidiary of Jackson National Life Insurance Company, serves as investment adviser for all the Series of the Trust. Janus Capital Corporation ("Janus Capital") serves as sub-adviser for JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series; Fred Alger Management, Inc. ("Alger Management") serves as sub-adviser for the JNL/Alger Growth Series; Putnam Investment Management, Inc. ("Putnam") serves as sub-adviser for the JNL/Putnam Growth* and JNL/Putnam Value Equity Series*; PPM America, Inc. ("PPM") serves as sub-adviser for the PPM America/JNL Balanced*, PPM America/JNL High Yield Bond and PPM America/JNL Money Market Series; Salomon Brothers Asset Management Inc ("Salomon Brothers") serves as sub-adviser for the Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond Series; T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. ("Price-Fleming") serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.

     JNL AGGRESSIVE GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

     JNL CAPITAL GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

     JNL GLOBAL EQUITIES SERIES seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

     JNL/ALGER GROWTH SERIES seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

     JNL/PUTNAM GROWTH SERIES seeks as its investment objective long-term growth of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective. It is intended that this Series will invest primarily in the common stocks of companies believed by the sub-adviser to have opportunity for capital growth.

     JNL/PUTNAM VALUE EQUITY SERIES seeks as its investment objective capital growth, with income as a secondary objective by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase.

     PPM AMERICA/JNL BALANCED SERIES seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

     PPM AMERICA/JNL HIGH YIELD BOND SERIES seeks as its investment objective a high level of current income; its secondary investment objective is capital appreciation by investing in fixed-income securities, with emphasis on higher-yielding, higher-risk, lower-rated or unrated corporate bonds.

     PPM AMERICA/JNL MONEY MARKET SERIES seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

     SALOMON BROTHERS/JNL GLOBAL BOND SERIES seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives. In pursuing its investment objectives, the Series reserves the right to invest predominantly in securities rated in medium or lower rated categories or as determined by the sub-adviser to be of comparable quality. Although the Series has the ability to invest up to 100% of the Series' assets in lower-rated securities, the Series does not anticipate investing in excess of 75% of the Series' assets in such securities.

     SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

     T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

     T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

* Prior to May 1, 1997, Phoenix Investment Counsel, Inc. served as sub-adviser to the JNL/Putnam Growth Series and the PPM America/JNL Balanced Series, and PPM served as the sub-adviser to the JNL/Putnam Value Equity Series.

--------------------------------------------------------------------------------
                                   APPENDIX C
--------------------------------------------------------------------------------

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE

     EXAMPLE 1 -- Assume a single premium of $50,000 is paid into the contract, no transfers are made, no additional premiums are paid and there are no partial withdrawals. The table below illustrates three examples of the Withdrawal Charges that would be imposed if the contract is completely surrendered, based on hypothetical contract values.

--------------------------------------------------------
COMPLETE  HYPOTHETICAL                WITHDRAWAL CHARGES
CONTRACT    CONTRACT      PREMIUMS    ------------------
 YEARS       VALUE       LIQUIDATED   PERCENT    AMOUNT
--------------------------------------------------------
   1        $55,000       $50,000(1)      6%      $3,000
   4         45,000        50,000(2)      3%       1,500
   7         70,000        50,000         0%(3)        0
--------------------------------------------------------

NOTES:

(1) Earnings are withdrawn free of Withdrawal Charge.

(2) On full surrender, premium payments are fully liquidated, even if the contract value is less than unliquidated premiums.

(3) There is no Withdrawal Charge on any premiums liquidated that have been in the Contract for at least seven years.

--------------------------------------------------------------------------------

     EXAMPLE 2 -- Assume a single premium of $50,000 is paid into the contract, no transfers are made, no additional premiums are paid and that there are a series of four partial withdrawals of $2,000, $7,000, $4,000 and $10,000 made mid-year in the second, third, fourth and seventh contract years. The table below illustrates the Withdrawal Charges that would be imposed based on hypothetical contract values.

---------------------------------------------------------------------------------------------------------------
COMPLETE  HYPOTHETICAL                                 PARTIAL        FREE                   WITHDRAWAL CHARGE
CONTRACT    CONTRACT     UNLIQUIDATED   EARNINGS(6)   WITHDRAWAL   WITHDRAWAL    PREMIUMS    ------------------
 YEARS       VALUE         PREMIUM        (LOSS)      REQUESTED      AMOUNT     LIQUIDATED   PERCENT    AMOUNT
---------------------------------------------------------------------------------------------------------------
   2        $65,000        $50,000        $15,000      $ 2,000      $15,000(1)    $    0         5%       $ 0(2)
   3         54,000         50,000          4,000        7,000        5,000(3)     2,000(4)      4%        80(5)
   4         47,000         48,000         (1,000)       4,000        4,800            0         3%         0(7)
   7         50,000         48,000          2,000       10,000        2,000(8)     8,000         0%(9)      0
---------------------------------------------------------------------------------------------------------------

NOTES:

(1) Earnings exceed 10% of unliquidated premium, accordingly there was no Additional Free Withdrawal amount.

(2) Earnings could be withdrawn free of Withdrawal Charges.

(3) The Additional Free Withdrawal amount is 10% of unliquidated premium ($5,000) less earnings ($4,000), giving a total Free Withdrawal amount of $5,000.

(4) The Additional Free Withdrawal amount is treated as an advance of earnings, accordingly only $2,000 is liquidated.

(5) The Withdrawal Charge is liquidated premium multiplied by the Withdrawal Charge.

(6) Earnings is the difference between the Contract Value and unliquidated premium.

(7) If the contract was fully surrendered shortly after the partial withdrawal, then the Withdrawal Charge would be 3% of $4,800 ($144).

(8) There were no premium payments made in the last seven years, accordingly there would be no Additional Free Withdrawal amount.

(9) There is no Withdrawal Charge on premium payments made over seven years ago.

--------------------------------------------------------------------------------
            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

     Issued By Jackson National Life Insurance Company in connection with the Jackson National Separate Account -- I

    ANNUITY SERVICE CENTER
    Mail Address:                        Delivery Address:
    P.O. Box 378002                      8055 East Tufts Avenue, Second Floor
    Denver, Colorado 80237-8002          Denver, Colorado 80237
    Telephone Number: 1 (800) 539-9034



     The Individual Deferred Fixed and Variable Annuity Contracts ("Contract(s)") offered by this Prospectus are flexible premium contracts. Reference throughout this Prospectus to Contracts shall also mean certificates issued under Group Deferred Fixed and Variable Annuity Contracts. The Contracts are available for retirement plans which may or may not qualify for Federal tax advantages available under the Internal Revenue Code. Annuity payments under the Contracts are deferred until a selected later date.

     Premiums are allocated to the Jackson National Separate Account -- I ("Separate Account"), a separate account of Jackson National Life Insurance Company ("Company"), and the General Account, as directed by the Owner. The Separate Account uses its assets to purchase shares of one or more of the following Series of mutual fund(s):

                              JNL(R) SERIES TRUST

                JNL AGGRESSIVE GROWTH SERIES
                JNL CAPITAL GROWTH SERIES
                JNL GLOBAL EQUITIES SERIES
                JNL/ALGER GROWTH SERIES
                JNL/EAGLE CORE EQUITY SERIES
                JNL/EAGLE SMALLCAP EQUITY SERIES
                JNL/PUTNAM GROWTH SERIES
                JNL/PUTNAM VALUE EQUITY SERIES
                PPM AMERICA/JNL BALANCED SERIES
                PPM AMERICA/JNL MONEY MARKET SERIES
                SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

     The value of the Separate Account will vary in accordance with the investment performance of the underlying mutual funds. Therefore, the Owner bears the investment risk under this Contract for all amounts allocated to the Separate Account. Amounts allocated to the General Account are guaranteed by the Company and will earn a specified rate of interest declared periodically.

     Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

     A Statement of Additional Information dated May 1, 1997, containing further information about the Contracts and the Separate Account has been filed with the Securities and Exchange Commission, and is available without charge upon request from the Company at its Annuity Service Center at the address and telephone number given above. The Statement of Additional Information, dated May 1, 1997, is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears in the Prospectus under the heading "Table of Contents of the Statement of Additional Information." The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Commission.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     Please read this Prospectus carefully and retain it for your future reference. The Prospectus sets forth the information about the Contracts and Separate Account that the investor should know before investing. The Contracts offered by this Prospectus are not available in all states.

     An interest in the Contract is not a deposit or obligation of, or guaranteed or endorsed by any bank or financial institution, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in a Contract is subject to investment risk, including the possible loss of principal.

     This Prospectus is dated May 1, 1997.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

DEFINITIONS.................................................    3
FEE TABLES..................................................    5
  Owner Transaction Expenses................................    5
  Separate Account Expenses.................................    5
UNDERLYING FUND EXPENSES....................................    6
HIGHLIGHTS..................................................    8
CONDENSED FINANCIAL INFORMATION.............................   10
  Accumulation Unit Values..................................   10
  Financial Statements......................................   11
DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT.........   12
SEPARATE ACCOUNT INVESTMENTS................................   13
  Underlying Fund...........................................   13
  Voting Rights.............................................   13
  Substitution of Securities................................   13
CONTRACT CHARGES............................................   14
  Mortality and Expense Risk Charge.........................   14
  Contract Maintenance Charge...............................   14
  Administration Charge.....................................   14
  Transfer Fee..............................................   14
  Withdrawal Charge.........................................   15
  Premium Taxes.............................................   15
  Deduction for Separate Account Income Taxes...............   16
  Other Expenses............................................   16
  Reduction of Charges for Sales to Certain Groups..........   16
DESCRIPTION OF THE CONTRACTS................................   16
  Summary...................................................   16
  Owner.....................................................   16
  Annuitant.................................................   16
  Modification of the Contract..............................   16
  Assignment................................................   17
DEATH BENEFIT...............................................   17
  Death of Contract Owner Before the Annuity Date...........   17
  Death Benefit Amount Before the Annuity Date..............   17
  Death Benefit Options Before the Annuity Date.............   17
  Death of Contract Owner After the Annuity Date............   18
  Death of Annuitant........................................   18
  Beneficiary...............................................   18
PURCHASES, WITHDRAWALS AND CONTRACT VALUE...................   19
  Premiums..................................................   19
  Automatic Payment Plan....................................   19
  Automatic Dollar Cost Averaging Program...................   19
  Rebalancing...............................................   19
  Allocation of Premiums....................................   19
  Transfer During Accumulation Period.......................   20
  Separate Account Accumulation Unit Value..................   20
  Distribution of Contracts.................................   20
  Withdrawals (Redemptions).................................   21
  Systematic Withdrawal Program.............................   21
  ERISA Plans...............................................   22
  Minimum Contract Value....................................   22
ANNUITY PERIOD..............................................   22
  Annuity Date..............................................   22
  Annuity Options...........................................   22
ANNUITY PAYMENTS............................................   24
  Initial Monthly Annuity Payment...........................   24
  Subsequent Monthly Payments...............................   24
  Annuity Unit Value........................................   24
ADMINISTRATION..............................................   25
  Statements and Reports....................................   25
  Market Timing and Asset Allocation Services...............   25
TAXES.......................................................   25
  General...................................................   25
  Withholding Tax on Distributions..........................   26
  Diversification -- Separate Account Investments...........   26
  Multiple Contracts........................................   27
  Contracts Owned by Other than Natural Persons.............   27
  Tax Treatment of Assignments..............................   27
  Qualified Plans...........................................   27
  Tax Treatment of Withdrawals..............................   27
ADVERTISING.................................................   29
LEGAL PROCEEDINGS...........................................   30
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   31
APPENDIX A..................................................  A-1
APPENDIX B..................................................  B-1
APPENDIX C..................................................  C-1

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------

     The following terms, as used in this Prospectus, have the indicated meanings:

     ACCUMULATION PERIOD. The period between the Issue Date and the Annuity Date; the build-up phase under the Contract.

     ACCUMULATION UNIT. A unit of measurement which the Company uses to calculate the Separate Account Contract Value during the Accumulation Period.

     ANNUITY SERVICE CENTER. The address and telephone number are: P.O. Box 378002, Denver, Colorado 80237-8002, (800) 539-9034. The Company will notify Contract Owners of any change in address or telephone number.

     ANNUITANT. The natural person on whose life the annuity benefit for this Contract is based.

     ACCOUNT VALUE. An accounting maintained by the Company indicating an Owner's Contract Value under a Contract.

     ANNUITIZATION. The process by which an Annuitant converts from the Accumulation Period to the Annuity Period. Upon Annuitization, the Contract is converted from the build-up phase to the phase during which the Annuitant or other payee(s) receive periodic annuity payments.

     ANNUITY DATE. The date on which annuity payments are to begin.

     ANNUITY PERIOD. The period beginning on the Annuity Date.

     ANNUITY UNIT. A unit of measurement which the Company uses to calculate the amount of Variable Annuity payments.

     BENEFICIARY(IES). The person(s) designated to receive any benefits under a Contract upon the death of the Owner.

     CODE. The Internal Revenue Code of 1986, as amended, or as the same may be amended or superseded.

     CONTRACT VALUE. The Contract Value is the sum of: (1) the Separate Account Contract Value; and (2) the General Account Contract Value.

     CONTRACT YEAR. A year starting from the Issue Date in one calendar year and ending on the anniversary of the Issue Date in the succeeding calendar year.

     DEFERRED ANNUITY. An annuity contract under which the start of annuity payments is deferred to a future date.

     DUE PROOF OF DEATH. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, and any other proof or documentation required by the Company.

     FIXED ANNUITY. An Annuity providing for a series of payments which are guaranteed by the Company as to dollar amount during annuitizations.

     FUND. A collective term used to represent an investment entity which may be selected to be an underlying investment of the Contract.

     GENERAL ACCOUNT. This General Account is made up of all assets under the Contract, other than those in the Separate Account.

     GENERAL ACCOUNT CONTRACT VALUE. This will be: (1) the sum of all amounts credited to the General Account under the Contract; less (2) any amounts cancelled or withdrawn for charges, deductions, surrenders, or transfers.

     HOME OFFICE. The Company's headquarters is located at 5901 Executive Drive, Lansing, Michigan 48911.

     ISSUE DATE. The date a Contract is issued.

     LATEST ANNUITY DATE. The date on which the Owner attains age 90 under a Non-Qualified Plan Contract or such earlier date as required by the applicable Qualified Plan, law or regulation, unless otherwise approved by the Company.

     NON-QUALIFIED PLAN. A retirement plan which does not receive favorable tax treatment under Section 401, 403, 408 or 457 of the Code.

     OWNER ("YOU," "YOUR"). The person or entity named in the application who is entitled to exercise all rights and privileges under this Contract. Usually, but not always, the Owner is also the Annuitant. If Joint Owners are named, the Joint Owner must be the spouse of the other Joint Owner. Joint Owners share ownership in all respects.

     PORTFOLIO. A subdivision of the Separate Account invested wholly in shares of one of the corresponding Series of the Underlying Funds.

     PREMIUM. Amounts paid to the Company for the Contract by or on behalf of an Owner.

     QUALIFIED PLAN. A retirement plan which receives favorable tax treatment under Sections 401, 403, 408 or 457 of the Code.

     SEPARATE ACCOUNT. A segregated asset account of the Company, named "Jackson National Separate Account -- I," consisting of several Portfolios, each investing in a corresponding Series of a Fund.

     SEPARATE ACCOUNT CONTRACT VALUE. The Separate Account Contract Value is the sum of the value of all Portfolio Accumulation Units under this Contract.

     SERIES. A separate investment portfolio of a Fund which has distinct investment objectives. Each Series serves as an underlying investment medium for Premiums and allocations made to one of the Portfolios of the Separate Account.

     UNDERLYING FUND(S). The underlying entities in which the Portfolios invest.

     VALUATION DATE. Each day the New York Stock Exchange ("NYSE") is open for business.

     VALUATION PERIOD. The period commencing at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern time) on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

     VARIABLE ANNUITY. A series of payments made during the Annuity Period to a payee under a Contract which vary in amount in accordance with the investment experience of the Portfolios to which Contract Values have been allocated.

     WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE). A charge which may be imposed upon certain withdrawals.

     WITHDRAWAL VALUE. The Contract Value minus any premium tax payable and minus any applicable Contract charges.

--------------------------------------------------------------------------------
                                   FEE TABLES
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

Contingent Deferred Sales Charge (Withdrawal Charge) (as a percentage of
Premiums)

          NUMBER OF COMPLETE CONTRACT YEARS
        SINCE PREMIUM BEING WITHDRAWN WAS MADE
        --------------------------------------
Year..................................................    0      1      2      3      4      5      6      7+
Applicable Charge:....................................    7%     6%     5%     4%     3%     2%     1%     0%

Annual Contract Maintenance Charge............................................................................    $35.00
Transfer Fee (Applies solely to transfers in excess of 15 in a Contract Year).................................    $25.00
------------------------------------------------------------------------------------------------------------------------

SEPARATE ACCOUNT EXPENSES
--------------------------------------------------------------------------------

(As an annual percentage of average net asset value. The daily equivalent is deducted from each of the Portfolios of the Separate Account.)
--------------------------------------------------------------------------------

Mortality and Expense Risk Charges..........................    1.25%
Administration Charge.......................................     .15%
                                                                -----
  Total Separate Account Annual Expenses....................    1.40%

--------------------------------------------------------------------------------
                            UNDERLYING FUND EXPENSES
--------------------------------------------------------------------------------

JNL SERIES TRUST
(As an annual percentage of average net assets.)
--------------------------------------------------------------------------------

                                                                               OTHER
                                                                              EXPENSES
                                                              MANAGEMENT       (AFTER         TOTAL FUND
                                                                 FEE       REIMBURSEMENT)   ANNUAL EXPENSES
-----------------------------------------------------------------------------------------
JNL Aggressive Growth Series................................     .95%           .15%             1.10%
JNL Capital Growth Series...................................     .95%           .15%             1.10%
JNL Global Equities Series..................................    1.00%           .15%             1.15%
JNL/Alger Growth Series.....................................    .975%           .15%            1.125%
JNL/Eagle Core Equity Series................................     .90%           .15%*            1.05%
JNL/Eagle SmallCap Equity Series............................     .95%           .15%*            1.10%
JNL/Putnam Growth Series**..................................     .90%           .15%             1.05%
JNL/Putnam Value Equity Series**............................     .90%           .15%             1.05%
PPM America/JNL Balanced Series**...........................     .75%           .15%              .90%
PPM America/JNL Money Market Series.........................     .60%           .15%              .75%
Salomon Brothers/JNL Global Bond Series.....................     .85%           .15%             1.00%
Salomon Brothers/JNL U.S. Government & Quality Bond
  Series....................................................     .70%           .15%              .85%
T. Rowe Price/JNL Established Growth Series.................     .85%           .15%             1.00%
T. Rowe Price/JNL International Equity Investment Series....    1.10%           .15%             1.25%
T. Rowe Price/JNL Mid-Cap Growth Series.....................     .95%           .15%             1.10%

--------------------------------------------------------------------------------

 * The JNL/Eagle Core Equity Series and the JNL/Eagle SmallCap Equity Series commenced operations on September 16, 1996. Estimated expenses for the first fiscal year of operation. Actual expenses may be greater or lesser than those shown.

** Prior to May 1, 1997, the management fee for the JNL/Putnam Growth Series was
   .90%, the management fee for the JNL/Putnam Value Equity Series was .75%, and the management fee for the PPM America/JNL Balanced Series was .90%.

     The expenses shown above are assessed at the Underlying Fund level and are not direct charges against Separate Account assets or reductions from Contract Values. These expenses are taken into consideration in computing each Series' net asset value, which is the share price used to calculate the Portfolio's unit value. Currently, each of the Series are reimbursed for annual expenses (excluding Management Fees) in excess of .15% of average daily net assets. Prior to reimbursement, Total Fund Annual Expenses as a percentage of net assets for the period ended December 31, 1996, were: JNL Aggressive Growth Series -- 1.40%; JNL Capital Growth Series -- 1.27%; JNL Global Equities Series -- 1.63%; JNL/Alger Growth Series -- 1.19%; JNL/Putnam Growth Series -- 1.27%; JNL/Putnam Value Equity Series -- 1.53%; PPM American/JNL Balanced Series -- 1.22%; PPM America/JNL Money Market Series -- .85%; Salomon Brothers/JNL Global Bond Series -- 1.44%; Salomon Brothers/JNL U.S. Government & Quality Bond Series -- 1.37%;
T. Rowe Price/JNL Established Growth Series -- 1.11%; T. Rowe Price/JNL International Equity Investment Series -- 1.29%; and T. Rowe Price/JNL Mid-Cap Growth Series -- 1.14%; and are expected to be: JNL/Eagle Core Equity Series -- 4.57% and JNL/Eagle SmallCap Equity Series -- 4.77%. Voluntary reimbursements to these Series may be modified or discontinued at any time.

EXAMPLE --

     If you surrender your contract at the end of the applicable time period:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
--------------------------------------------------------------------------------

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
JNL Aggressive Growth Portfolio.............................   $96      $129      $165       $288
JNL Capital Growth Portfolio................................    96       129       165        288
JNL Global Equities Portfolio...............................    96       131       168        293
JNL/Alger Growth Portfolio..................................    96       130       167        291
JNL/Eagle Core Equity Portfolio.............................    95       128       163        283
JNL/Eagle SmallCap Equity Portfolio.........................    96       129       165        288
JNL/Putnam Growth Portfolio.................................    95       128       163        283
JNL/Putnam Value Equity Portfolio...........................    95       128       163        283
PPM America/JNL Balanced Portfolio..........................    94       123       155        268
PPM America/JNL Money Market Portfolio......................    92       119       148        253
Salomon Brothers/JNL Global Bond Portfolio..................    95       126       160        278
Salomon Brothers/JNL U.S. Government & Quality Bond
  Portfolio.................................................    93       122       153        263
T. Rowe Price/JNL Established Growth Portfolio..............    95       126       160        278
T. Rowe Price/JNL International Equity Investment
  Portfolio.................................................    97       134       173        303
T. Rowe Price/JNL Mid-Cap Growth Portfolio..................    96       129       165        288

--------------------------------------------------------------------------------

     If you do not surrender or if you annuitize your contract at the end of the applicable time period:

     You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:
--------------------------------------------------------------------------------

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------
JNL Aggressive Growth Portfolio.............................   $26       $79       135        288
JNL Capital Growth Portfolio................................    26        79       135        288
JNL Global Equities Portfolio...............................    26        81       138        293
JNL/Alger Growth Portfolio..................................    26        80       137        291
JNL/Eagle Core Equity Portfolio.............................    25        78       133        283
JNL/Eagle SmallCap Equity Portfolio.........................    26        79       135        288
JNL/Putnam Growth Portfolio.................................    25        78       133        283
JNL/Putnam Value Equity Portfolio...........................    25        78       133        283
PPM America/JNL Balanced Portfolio..........................    24        73       125        268
PPM America/JNL Money Market Portfolio......................    22        69       118        253
Salomon Brothers/JNL Global Bond Portfolio..................    25        76       130        278
Salomon Brothers/JNL U.S. Government & Quality Bond
  Portfolio.................................................    23        72       123        263
T. Rowe Price/JNL Established Growth Portfolio..............    25        76       130        278
T. Rowe Price/JNL International Equity Investment
  Portfolio.................................................    27        84       143        303
T. Rowe Price/JNL Mid-Cap Growth Portfolio..................    26        79       135        288

--------------------------------------------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the foregoing table and examples is to assist an investor in understanding the various costs and expenses that he or she will bear directly or indirectly by investing in the Separate Account. For additional information see "Contract Charges," see also the sections relating to management of the Underlying Funds in their respective prospectuses. The examples do not illustrate the tax consequences of surrendering a Contract.

2. The examples assume that there were no transactions which would result in the imposition of the Transfer Fee. The amount of the Transfer Fee is $25, except that the first 15 transfers per Contract Year are not subject to the fee. Premium taxes, which range from 0% to 4% of Premiums, are not reflected.

3. For purposes of the amounts reported in the examples, the Contract Maintenance Charge is reflected by applying a percentage equivalent charge, obtained by dividing the total amount of such charges anticipated to be collected during the year by the total estimated average net assets of the Portfolios attributable to the Contracts.

4. A Withdrawal Charge is imposed upon annuitizations which occur within one year of the Issue Date.

5. NEITHER THE FEE TABLES NOR THE EXAMPLES ARE REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

     This Prospectus contains information about the Contract, which provides variable and fixed benefits. It describes the uses, costs and objectives of the Contract, and the rights and privileges of the Owner. It also provides information about the Company and the Separate Account.

     Premiums for the Contracts may be allocated to one or more Portfolios of the Separate Account, and/or the General Account under the Contracts. An Owner may not allocate Contract Values to more than eighteen options during the life of the Contract. The Separate Account invests in shares of the corresponding Series of the Underlying Fund:

                                JNL SERIES TRUST

                    JNL Aggressive Growth Series
                    JNL Capital Growth Series
                    JNL Global Equities Series
                    JNL/Alger Growth Series
                    JNL/Eagle Core Equity Series
                    JNL/Eagle SmallCap Equity Series
                    JNL/Putnam Growth Series*
                    JNL/Putnam Value Equity Series*
                    PPM America/JNL Balanced Series*
                    PPM America/JNL Money Market Series
                    Salomon Brothers/JNL Global Bond Series
                    Salomon Brothers/JNL U.S. Government & Quality Bond Series
                    T. Rowe Price/JNL Established Growth Series
                    T. Rowe Price/JNL International Equity Investment Series
                    T. Rowe Price/JNL Mid-Cap Growth Series

     * Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

     The Individual Deferred Fixed and Variable Annuity Contracts offered by this Prospectus are flexible premium contracts. The Contracts can be purchased on a non-tax qualified basis ("Non-Qualified Plan Contract") or in connection with certain plans qualifying for favorable federal income tax treatment ("Qualified Plan Contract"). This Prospectus describes only the variable portion of the Contract.

     A Withdrawal Charge may be imposed upon withdrawals from the Contract. Withdrawal Charges will vary in amount depending upon the number of completed years in the Contract from the date of Premium deposit at the time of its withdrawal. The Withdrawal Charge is found in the Fee Tables. The maximum Withdrawal Charge is 7%. (See "Withdrawal Charge".)

     For purposes of determining federal income tax liability, withdrawals are deemed to be interest and earnings, first-out basis, which means taxable income is withdrawn first. There is a 10% penalty tax on the taxable amount of any premature distribution from Non-Qualified and certain Qualified Plan Contracts. The penalty tax generally applies to any distribution made prior to the Owner attaining age 59 1/2. (See "Taxes".)

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) are limited to circumstances only when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. Owners should consult their tax adviser regarding the consequences of withdrawals or distributions.

     The initial Premium must be at least $5,000 for Non-Qualified Plan Contracts and $2,000 for Qualified Plan Contracts. Subsequent Premiums must be at least $500 ($50 if made in connection with an Automatic Payment Plan). The cumulative total of all Premiums under a Contract may not exceed $1,000,000 without the prior consent of the Company. (See "Purchases, Withdrawals and Contract Value".) The Company may waive any of these minimums or maximums at any time.

     To be sure that the Owner is satisfied with the Contract, the Owner has a right to examine the policy. Within ten days (or longer if required by state law) of the day the Contract is received, it may be returned to the Company's Annuity Service Center, at the address shown on page 1 of this Prospectus. When the Contract is received by the Company, the Company will void the Contract and refund the Contract Value unless otherwise required by state and/or federal law. The Contract Value at the time of refund may be more or less than the Premium paid.

--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES

     The following table presents Accumulation Unit values for the Separate Account at the beginning and end of the periods indicated as well as ending Accumulation Units outstanding under each Portfolio of the Separate Account as of December 31, 1996, and December 31, 1995. This data has been taken from the Separate Account's financial statements. The Separate Account's financial statements for the periods ended December 31, 1996, and December 31, 1995, have been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the Separate Account's financial statements and related notes thereto.

---------------------------------------------------------
                              DECEMBER 31,   DECEMBER 31,
         PORTFOLIOS               1996         1995(a)
---------------------------------------------------------
JNL Aggressive Growth
  Portfolio
 Accumulation unit value:
  Beginning of period             $10.20        $10.00
  End of period                   $11.95        $10.20
 Accumulation units
  outstanding at the end of
  period                       2,355,530         4,008
JNL Capital Growth Portfolio
 Accumulation unit value:
  Beginning of period             $10.34        $10.00
  End of period                   $11.87        $10.34
 Accumulation units
  outstanding at the end of
  period                       2,985,668         1,587
JNL Global Equities
  Portfolio
 Accumulation unit value:
  Beginning of period             $10.48        $10.00
  End of period                   $13.57        $10.48
 Accumulation units
  outstanding at the end of
  period                       3,090,234         4,778
JNL/Alger Growth Portfolio
 Accumulation unit value:
  Beginning of period              $9.93        $10.00
  End of period                   $11.11        $ 9.93
 Accumulation units
  outstanding at the end of
  period                       3,310,810        12,285
JNL/Eagle Core Equity
  Portfolio
 Accumulation unit value:
  Beginning of period             $10.00           N/A(b)
  End of period                   $10.52           N/A(b)
 Accumulation units
  outstanding at the end of
  period                          84,895           N/A(b)

---------------------------------------------------------
                              DECEMBER 31,   DECEMBER 31,
         PORTFOLIOS               1996         1995(a)
---------------------------------------------------------
JNL/Eagle SmallCap Equity
  Portfolio
 Accumulation unit value:
  Beginning of period             $10.00           N/A(b)
  End of period                   $11.12           N/A(b)
 Accumulation units
  outstanding at the end of
  period                          71,014           N/A(b)
JNL/Putnam Growth
  Portfolio(c)
 Accumulation unit value:
  Beginning of period             $10.58        $10.00
  End of period                   $13.22        $10.58
 Accumulation units
  outstanding at the end of
  period                       1,682,604           571
JNL/Putnam Value Equity
  Portfolio(c)
 Accumulation unit value:
  Beginning of period             $10.59        $10.00
  End of period                   $12.98        $10.59
 Accumulation units
  outstanding at the end of
  period                       1,330,288         3,944
PPM America/JNL Balanced
  Portfolio(c)
 Accumulation unit value:
  Beginning of period             $10.34        $10.00
  End of period                   $11.29        $10.34
 Accumulation units
  outstanding at the end of
  period                       2,120,529        12,871

(a) The Separate Account commenced operations on October 16, 1995.
(b) The JNL/Eagle Core Equity Portfolio and the JNL/Eagle SmallCap Equity Portfolio commenced operations on September 16, 1996.
(c) Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and the management fee was .90%, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series and the management fee was .75%; and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and the management fee was .90%.

---------------------------------------------------------
                              DECEMBER 31,   DECEMBER 31,
         PORTFOLIOS               1996         1995(a)
---------------------------------------------------------
PPM America/JNL Money Market
  Portfolio
 Accumulation unit value:
  Beginning of period             $10.03        $10.00
  End of period                   $10.37        $10.03
 Accumulation units
  outstanding at the end of
  period                       2,193,176        14,608
Salomon Brothers/JNL Global
  Bond Portfolio
 Accumulation unit value:
  Beginning of period             $10.41        $10.00
  End of period                   $11.74        $10.41
 Accumulation units
  outstanding at the end of
  period                         911,885         3,128
Salomon Brothers/JNL U.S.
  Government & Quality Bond
  Portfolio
 Accumulation unit value:
  Beginning of period             $10.21        $10.00
  End of period                   $10.33        $10.21
 Accumulation units
  outstanding at the end of
  period                         902,055         1,275

---------------------------------------------------------
                              DECEMBER 31,   DECEMBER 31,
         PORTFOLIOS               1996         1995(a)
---------------------------------------------------------
T. Rowe Price/JNL
  Established Growth
  Portfolio
 Accumulation unit value:
  Beginning of period             $10.36        $10.00
  End of period                   $12.53        $10.36
 Accumulation units
  outstanding at the end of
  period                       2,500,896        10,564
T. Rowe Price/JNL
  International Equity
  Investment Portfolio
 Accumulation unit value:
  Beginning of period             $10.49        $10.00
  End of period                   $11.78        $10.49
 Accumulation units
  outstanding at the end of
  period                       2,039,430         3,096
T. Rowe Price/JNL Mid-Cap
  Growth Portfolio
 Accumulation unit value:
  Beginning of period             $10.37        $10.00
  End of period                   $12.59        $10.37
 Accumulation units
  outstanding at the end of
  period                       3,585,051         5,120

(a) The Separate Account commenced operations on October 16, 1995.

FINANCIAL STATEMENTS

     The full financial statements of the Separate Account for the year ended December 31, 1996, the financial statements of the Company for the years ended December 31, 1996, and December 31, 1995, and the applicable auditor's reports thereon are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
              DESCRIPTION OF THE COMPANY AND THE SEPARATE ACCOUNT
--------------------------------------------------------------------------------

COMPANY

     The Company is a stock life insurance company organized under the laws of the state of Michigan in June 1961. Its legal domicile and principal business address is 5901 Executive Drive, Lansing, Michigan 48911. The Company is a wholly-owned subsidiary of Prudential Corporation, plc, London, England.

     The Company is admitted to conduct life insurance and annuity business in the District of Columbia and all states except New York. It intends to market the Contract in all jurisdictions in which it is admitted to conduct variable annuity business. The Contracts offered by this Prospectus are issued by the Company and will be funded by the Separate Account.

SEPARATE ACCOUNT

     The Separate Account was originally established by the Company on June 14, 1993, pursuant to the provisions of Michigan law, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the Federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

     The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other Contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

     The Separate Account is divided into Portfolios, with the assets of each Portfolio pertaining to Account Value invested in the shares of the corresponding Series of the Underlying Fund. The Company does not guarantee the investment performance of the Separate Account, its Portfolios or the Series of the Underlying Fund. Values allocated to the Separate Account and the amount of Variable Annuity payments will vary with the values of shares of the Underlying Fund, and are also reduced by Contract charges. The Separate Account may also fund other contracts issued by the Company, which will be accounted for separately from the Contracts.

     The basic objective of a variable annuity contract is to provide payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. However, the Owner bears the entire investment risk that the basic objective of the Contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Premiums made with respect to a Contract.

--------------------------------------------------------------------------------
                          SEPARATE ACCOUNT INVESTMENTS
--------------------------------------------------------------------------------

UNDERLYING FUND

     Each of the Portfolios of the Separate Account invests in the shares of one of the following corresponding Series, which are separate investment series of an open-end management investment company registered under the Investment Company Act of 1940 (commonly known as a "mutual fund"):

                                JNL SERIES TRUST

                     JNL Aggressive Growth Series
                     JNL Capital Growth Series
                     JNL Global Equities Series
                     JNL/Alger Growth Series
                     JNL/Eagle Core Equity Series
                     JNL/Eagle SmallCap Equity Series
                     JNL/Putnam Growth Series*
                     JNL/Putnam Value Equity Series*
                     PPM America/JNL Balanced Series*
                     PPM America/JNL Money Market Series
                     Salomon Brothers/JNL Global Bond Series
                     Salomon Brothers/JNL U.S. Government & Quality Bond Series
                     T. Rowe Price/JNL Established Growth Series
                     T. Rowe Price/JNL International Equity Investment Series
                     T. Rowe Price/JNL Mid-Cap Growth Series

* Prior to May 1, 1997, the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series, the JNL/Putnam Value Equity Series was the PPM America/JNL Value Equity Series, and the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series.

     A summary description of the investment objectives of the Series of the Underlying Fund in which the Portfolios invest is contained in Appendix B to this Prospectus. However, there is no assurance that the investment objective of any of the Series will be met. Contract Owners bear the complete investment risk for Premiums allocated to a Portfolio. Contract Values will fluctuate in accordance with the investment performance of the Portfolio(s) to which Premiums are allocated, and in accordance with the imposition of the fees and charges assessed under the Contracts.

     DETAILED INFORMATION ABOUT THE JNL SERIES TRUST IS CONTAINED IN ITS ACCOMPANYING CURRENT PROSPECTUS. AN INVESTOR SHOULD CAREFULLY REVIEW THE TRUST'S PROSPECTUS BEFORE ALLOCATING AMOUNTS TO BE INVESTED IN THE PORTFOLIOS OF THE SEPARATE ACCOUNT.

VOTING RIGHTS

     To the extent required by applicable law, the Company will vote the shares of the Underlying Fund held in the Separate Account at meetings of the shareholders of the Underlying Funds in accordance with instructions received from persons having the voting interest in the corresponding Portfolios. The Company will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Trust not more than 60 days prior to the meeting of the respective Underlying Fund's shareholders. Voting instructions will be solicited by written communication in advance of such meeting. Except as may be limited by the terms of the retirement plan pursuant to which the Contract was issued, the person having such voting rights will be the Owner before the Annuity Date; thereafter the payee entitled to receive payments under the Contract.

SUBSTITUTION OF SECURITIES

     If the shares of any of the Series should no longer be available for investment by the Separate Account or if, in the judgment of the Company's Board of Directors, further investment in the shares of a Series is no longer appropriate in view of the purposes of the Contract, the Company may substitute shares of another mutual fund (or Series thereof) for Underlying Fund shares already purchased and/or to be purchased in the future by Premiums under the Contract. No such substitution of securities may take place without prior approval of the Securities and Exchange Commission and under such requirements as the Commission may impose.

--------------------------------------------------------------------------------
                                CONTRACT CHARGES
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

     The Company deducts a Mortality and Expense Risk Charge from each Portfolio during each Valuation Period. The aggregate Mortality and Expense Risk Charge is equal, on an annual basis, to 1.25% of the daily net asset value of each Portfolio. The mortality risks assumed by the Company arise from its contractual obligations: (1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); (2) to waive the Withdrawal Charge in the event of the death of the Owner; and (3) to provide both a standard and an enhanced Death Benefit prior to the Annuity Date. A detailed explanation of the standard and Enhanced Death Benefits may be found under "Death Benefit."

     The expense risk assumed by the Company is that the costs of administering the Contracts and the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge. The Expense Risk Charge is guaranteed by the Company and cannot be increased. The Mortality and Expense Risk Charge is assessed during both the Accumulation Period and the Annuity Period.

CONTRACT MAINTENANCE CHARGE

     An annual Contract Maintenance Charge of $35 is charged against each Contract. The amount of this charge is guaranteed and cannot be increased by the Company. This charge reimburses the Company for expenses incurred in establishing and maintaining records relating to a Contract. The Contract Maintenance Charge will be assessed on each anniversary of the Contract Date that occurs on or prior to the Annuity Date. In the event that a total surrender of the Contract Value is made, the Charge will be assessed as of the date of surrender without proration. This charge is not assessed during the Annuity Period.

     The total Contract Maintenance Charge is allocated between the Portfolio(s) and the General Account in proportion to the respective Contract Values similarly allocated. The Contract Maintenance Charge is at cost with no margin included for profit. The Company will monitor this charge to ensure that it does not exceed annual administrative expenses. This charge may be a lesser amount where required by state law.

ADMINISTRATION CHARGE

     The Company assesses an Administration Charge equal, on an annual basis, to 0.15% of the daily net asset value of the Separate Account. The Administration Charge is designed only to reimburse the Company for administrative expenses related to the Separate Account and the issuance and maintenance of the Contract, and the Company will monitor this charge to ensure that it does not exceed annual administration expenses.

TRANSFER FEE

     A Transfer Fee of $25 will apply to transfers in excess of 15 in a Contract Year. The Company may waive the Transfer Fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.

     This fee will be deducted from Contract Values which remain in the Portfolio(s) from which the transfer was made. If such remaining Contract Value is insufficient to pay the Transfer Fee, then the fee will be deducted from transferred Contract Values.

WITHDRAWAL CHARGE

     Federal tax law places a number of constraints on withdrawals from annuity contracts. Subject to those limitations, the Contract Value may be withdrawn at any time during the Accumulation Period. Owners should consult their own tax counsel or other tax advisers regarding any withdrawals. (See "Withdrawals").

     A contingent deferred sales charge, which is referred to as the Withdrawal Charge, may be imposed upon certain withdrawals. Withdrawal Charges will vary in amount depending upon the number of completed years in the Contract from the date of Premium deposit at the time of withdrawal in accordance with the Withdrawal Charge table shown below.

WITHDRAWAL CHARGE TABLE
--------------------------------------------------------------------------------

             NUMBER OF COMPLETE CONTRACT YEARS                  APPLICABLE WITHDRAWAL
           SINCE PREMIUM BEING WITHDRAWN WAS MADE                 CHARGE PERCENTAGE
-------------------------------------------------------------------------------------
Zero........................................................        7%
First.......................................................        6%
Second......................................................        5%
Third.......................................................        4%
Fourth......................................................        3%
Fifth.......................................................        2%
Sixth.......................................................        1%
Seventh and later...........................................        0%
-------------------------------------------------------------------------------------

     The Withdrawal Charge is deducted from the remaining Contract Value so that the actual reduction in Contract Value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the Withdrawal Charge, withdrawals will be allocated first to earnings, if any (which may generally be withdrawn free of Withdrawal Charge), and then to Premium on a first-in, first-out basis so that all withdrawals are allocated to Premium to which the lowest (if any) Withdrawal Charge applies.

     Premiums that are no longer subject to the Withdrawal Charge (and not previously withdrawn), plus earnings in the Owner's Account may be withdrawn free of Withdrawal Charges at any time ("Initial Free Withdrawal").

     Further, there may be an additional free withdrawal amount for the first withdrawal during a Contract Year ("Additional Free Withdrawal"). The Additional Free Withdrawal amount is equal to 10% of Premium that remains subject to the Withdrawal Charge, less earnings in the Owner's account. An Owner will not receive the benefit of an Additional Free Withdrawal in a full surrender. For an example of the Additional Free Withdrawal calculation see Appendix C.

     If the withdrawal request does not specify from which Portfolio(s) the withdrawal is to be made, the request will be processed by reducing the Contract Values in each Portfolio in proportion to their allocations.

     The Company will waive the Withdrawal Charge on any withdrawal necessary to satisfy the minimum distribution requirements of the Code. Where permitted by state law, the Company will waive the Withdrawal Charge on withdrawals made pursuant to the provisions of a Waiver of Contingent Deferred Sales Charge Endorsement for Terminal Illness attached to the Owner's Contract or a Waiver of Contingent Deferred Sales Charge Endorsement for Specified Conditions attached to the Owner's Contract. In addition, where legally permitted, the Withdrawal Charge may be eliminated when a Contract is issued to an agent, officer, director or employee of the Company or its affiliates.

     The amounts obtained from the Withdrawal Charge will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. To the extent that the Withdrawal Charge is insufficient to cover all sales commissions and other promotional or distribution expenses, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.

PREMIUM TAXES

     The Company will charge against the Contract Value the amount of any premium taxes levied by a state or any other governmental entity upon Premiums received by the Company. To the best of the Company's present knowledge, premium taxes currently imposed by certain jurisdictions range from 0% to 4.0%. This range is subject to change. The method used to recoup premium tax expense will be determined by the Company at its sole discretion and in compliance with applicable state law. The Company may deduct such charges from an Owner's Contract Value either: (1) at the time the Contract is surrendered, (2) at Annuitization, or (3) in those states which require, at the time Premiums are made to the Contract.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES

     While the Company is not currently maintaining a provision for taxes, the Company has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient.

OTHER EXPENSES

     The charges and expenses applicable to the various Series of the Underlying Funds are borne indirectly by Owners having Contract Values allocated to the Portfolios that invest in the respective Series. For a summary of current estimates of those charges and expenses, see "Fee Tables."

REDUCTION OF CHARGES FOR SALES TO CERTAIN GROUPS

     The Company may reduce the Withdrawal and/or Administration charges on Contracts sold to certain groups or individuals, or to a trustee, employer or other entity representing a group, where it is expected that such sales will result in savings of sales or administrative expenses. The entitlement to such reductions will be determined by the Company by considering the following factors: (1) the size of the group;
(2) the total amount of Premiums expected to be received; (3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; (4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which the Company believes to be relevant in determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for such sales is contractually guaranteed. Such reductions may be withdrawn or modified by the Company on a uniform basis. The Company's reductions in charges for such sales will not be unfairly discriminatory to the interests of any Owners.

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE CONTRACTS
--------------------------------------------------------------------------------

SUMMARY

     The Contracts provide for the accumulation of Contract Values during the Accumulation Period. Upon Annuitization, benefits are payable under the Contracts in the form of an annuity, either for the life of the Annuitant or for a fixed number of years, as permitted by state law. (See "Annuity Period -- Annuity Options.")

OWNER

     The Owner is the person who is entitled to exercise all rights and privileges of ownership under the Contract.

     If Joint Owners are named, the Joint Owner must be the spouse of the other Joint Owner. The Joint Owner will possess an undivided interest in the Contract. The Contract Owner retains sole rights in the Contract upon the other's death prior to the Annuity Date. Unless otherwise provided, when Joint Owners are named, the exercise of any ownership right in the Contract shall require a written indication of an intent to exercise that right, which must be signed by both Owners. Upon the death of a Joint Contract Owner, the surviving Joint Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

     For Non-Qualified Contracts, in accordance with Code Section 72(u), a deferred annuity contract held by a corporation or other entity that is not a natural person is not treated as an annuity contract for tax purposes. Income on the contract is treated as ordinary income received by the Owner during the taxable year. However, for purposes of Code Section 72(u), an annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person and treated as an annuity contract for tax purposes. Tax advice should be sought prior to purchasing a Contract which is to be owned by a trust or other non-natural person.

ANNUITANT

     The Annuitant is the person on whose life annuity payments under a Contract depend. (In the case of a Contract issued in connection with a plan qualified under Section 403(b) or 408 of the Code, the Owner is the Annuitant.)

MODIFICATION OF THE CONTRACT

     Only the Company's President, a Vice President, Secretary or Assistant Secretary may approve a change or waive any provisions of the Contract. Any change or waiver must be in writing. No agent has the authority to change or waive the provisions of the Contract.

     The Company reserves the right to change the terms of the Contract as may be necessary to comply with changes in applicable law, or otherwise deemed necessary by the Company.

ASSIGNMENT

     Where permitted, the Owner may assign the Contract at any time during the lifetime of the Annuitant. Such assignment will take effect upon receipt by the Company of written notice thereof executed by the Owner. The Company assumes no responsibility for the validity or sufficiency of any assignment. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of the assignment. Qualified Plan Contracts may not be assigned, pledged or otherwise transferred except under such conditions as may be allowed by applicable law.

     If this Contract is a Non-Qualified Plan Contract, any portion which is pledged or assigned shall generally be treated as a distribution and shall be included in gross income to the extent that the cash value exceeds the investment in the Contract, for the taxable year in which the assignment or pledge occurs. In addition, any portion assigned may, under certain conditions, be subject to a tax penalty equal to 10% of the amount which is included in gross income.

--------------------------------------------------------------------------------
                                 DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH OF CONTRACT OWNER BEFORE THE ANNUITY DATE

     Upon the death of the Owner, or any Joint Contract Owner, before the Annuity Date, the death benefit will be paid to the Beneficiary(ies) designated by the Owner. Upon the death of a Joint Contract Owner, the surviving Joint Contract Owner, if any, will be treated as the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

DEATH BENEFIT AMOUNT BEFORE THE ANNUITY DATE

     The standard death benefit is equal to the greater of:

          1. the Contract Value at the end of the Valuation Period during which due proof of death and an election of the type of payment to the Beneficiary is received by the Company, at the Home Office, or

          2. the total Premiums paid prior to the death of the Owner, minus the sum of:

               a) the total withdrawals and any Withdrawal Charges assessed; and

               b) premium taxes incurred.

     In addition, where permitted by state law, the Company will provide an enhanced death benefit. The enhanced death benefit is determined by (A) re-computing the standard death benefit by accumulating all amounts under (2) above annually at 5% (4% if the Owner was age 70 or older on the Issue Date) to the date of death, and (B) paying the greater of the amount so determined and the following amount, which is deemed to be $0 if the Owner dies prior to the seventh Contract Year:

          the Contract Value at the seventh Contract Year, plus any Premiums paid since that time and prior to death, minus the sum of:

               a) total withdrawals and any Withdrawal Charges assessed since such seventh Contract Year; and

               b) premium taxes incurred since the seventh Contract Year,

          all accumulated annually at 5% (4% if the Owner was age 70 or older on the Issue Date) to the date of death.

     The enhanced death benefit shall never exceed 250% of all Premiums paid to the Contract, reduced by the amount of any withdrawals.

          NOTE: The portion of the Mortality and Expense Risk Charge attributable to the enhanced death benefit will be assessed against Separate Account allocations pursuant to all Contracts issued, whether or not applicable state laws permit the Contract to offer the enhanced death benefit.

DEATH BENEFIT OPTIONS BEFORE THE ANNUITY DATE

     In the event of the death of the Owner, or any Joint Contract Owner, before the Annuity Date, a Beneficiary must request that the death benefit be paid under one of the Death Benefit Options below. In addition, if the Beneficiary is the spouse of the Owner, he or she may elect to continue the Contract at the then Contract Value in his or her own name and exercise all the Owner's rights under the Contract. The following are the Death Benefit Options:

          Option 1 -- lump sum payment of the death benefit; or

          Option 2 -- the payment of the entire death benefit within 5 years of the date of the death of the Owner or any Joint Contract Owner; or

          Option 3 -- payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning within one year of the date of the death of the Owner or any Joint Contract Owner.

     Any portion of the death benefit not applied under Option 3 within one year of the date of an Owner's death, must be distributed within five years of the date of death.

     If a lump sum payment is requested, the amount will be paid within seven
(7) days of receipt of proof of death and the election, unless the Suspension or Deferral of Payments Provision is in effect.

     Payment to the Beneficiary, other than in a single sum, may only be elected during the sixty-day period beginning with the date of receipt of proof of death.

DEATH OF CONTRACT OWNER AFTER THE ANNUITY DATE

     If the Owner, or any Joint Contract Owner, dies after the Annuity Date, and the Owner is not an Annuitant, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Owner's death. Upon the Owner's death after the Annuity Date, the Beneficiary becomes the Owner.

DEATH OF ANNUITANT

     Upon the death of an Annuitant, who is not an Owner, before the Annuity Date, the Owner may designate a new Annuitant, subject to the Company's underwriting rules then in effect. If no designation is made within 30 days of the death the Annuitant, the Owner will become the Annuitant. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

     Upon the death of the Annuitant after the Annuity Date, the death benefit, if any, will be as specified in the Annuity Option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the Annuitant's death.

BENEFICIARY

     The Owner may designate the Beneficiary(ies) to receive any amount payable on Owner's death. The original Beneficiary(ies) will be named in the application. If two or more persons are named, those surviving the Owner will share equally unless otherwise stated. The Owner may change the Beneficiary(ies) by filing a written request with the Company at its Annuity Service Center, unless an irrevocable Beneficiary(ies) designation was previously filed. Any change will take effect when recorded by the Company. The Company is not liable for any payment made or action taken before it records the change.

--------------------------------------------------------------------------------
                   PURCHASES, WITHDRAWALS AND CONTRACT VALUE
--------------------------------------------------------------------------------

PREMIUMS

     Premiums are flexible. This means that the Owner, subject to Company declared minimums and maximums, may change the amounts, frequency or timing of Premiums. The initial Premium must be at least $5,000 for Non-Qualified Plan Contracts and $2,000 for Qualified Plan Contracts. Subsequent Premiums must be at least $500 ($50 if made in connection with an Automatic Payment Plan). Total Premiums under a Contract may not exceed $1,000,000 without the prior consent of the Company. The Company may waive any of the maximums or minimums contained in this Section.

     The Company reserves the right to refuse any Premium at any time.

AUTOMATIC PAYMENT PLAN

     Automatic bank drafts through the Company's Automatic Payment Plan for scheduled subsequent Premiums may be made at a minimum of $50 or more per month. An enrollment form for this program is available through the Company's Annuity Service Center.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM

     Units of the Portfolios may be purchased over a period of time through the Automatic Dollar Cost Averaging ("DCA") Program. Under this Program, the Owner may authorize the automatic transfer of a fixed dollar amount ($100 minimum) of his or her choice at regular intervals from a source account to one or more of the Portfolios (other than the source account) at the unit values determined on the dates of the transfers. Currently, all Portfolios are available as source accounts. The intervals between transfers may be monthly, quarterly, semi-annually or annually, at the option of the Owner. This service is intended to allow the Owner to utilize DCA, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market. To qualify for the DCA Program, there must be a minimum total Contract Value of $15,000, unless such minimum is waived by the Company.

     Another option under the DCA Program is the periodic transfer of a selected percentage of the value of the source account to one of the Portfolios (other than the source account). A third option is to transfer the entire Contract Value in the source account in a stated number of transfers as selected by the Owner. Although the various options under the DCA Program will allow transfers to be made from any of the Portfolios, the Owner must elect to have the transfers made exclusively from one of these source accounts.

     A written election of this service, on a form provided by the Company, must be completed by the Owner in order to begin transfers. Once elected, transfers from the source account will be processed periodically until either the value of the source account is completely depleted or the Owner instructs the Company in writing to cancel the transfers. The Company also reserves the right to assess a processing fee for this service.

REBALANCING

     An Owner may elect, on a form provided by the Company, to have his/her Separate Account Value reallocated among Portfolios in designated percentages on a periodic basis (monthly, quarterly, semi-annual or annual basis, or at such other time interval as approved by the Company). The Company reserves the right to assess a processing fee for this service.

ALLOCATION OF PREMIUMS

     Premiums are allocated to the Portfolio(s) selected by the Owner. Owners making initial Premiums should specify their allocations on the application for a Contract. If the application is complete, the Company will apply the initial Premium to the Portfolio(s), as selected, and credit the Contract with Accumulation Units within two business days of receipt at the Annuity Service Center. The number of Accumulation Units in a Portfolio attributable to a Premium is determined by dividing that portion of the Premium which is allocated to the Portfolio by that Portfolio's Accumulation Unit value as of the end of the Valuation Period when the allocation occurs.

     IF THE APPLICATION DOES NOT SPECIFY AN ALLOCATION, THE APPLICATION IS NOT COMPLETE. If the application for a Contract is not complete, the Company will attempt to rectify it within five business days of its receipt at the Annuity Service Center. The Company will credit the initial Premium within two business days after the application has been rectified. Unless the prospective Owner consents otherwise, the application and the initial Premium will be returned if the application cannot be made complete within five business days of such receipt.

     Just like initial Premiums, Owners making subsequent Premium payments should specify how they want their Premiums allocated. Otherwise the Company will automatically process the Premium based on the most recent allocation on record with the Company.

     The combined number of Portfolio options available under the Separate Account and guaranteed account options available under the General Account may be greater than eighteen. However, an Owner may not allocate Contract Values to more than eighteen options during the life of the Contract.

TRANSFER DURING ACCUMULATION PERIOD

     During the Accumulation Period, the Owner may transfer Contract Values among Portfolios by written request or, if the Owner makes such an election on the Contract application, by telephone authorization. The Company has in place procedures which are designed to provide reasonable assurance that telephone authorizations are genuine, including tape recording of telephone communications and requesting identifying information. Accordingly, the Company and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by the Owner. However, if the Company fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, the Company may be held liable for such losses. The Company reserves the right to modify or discontinue at any time and without notice the use of telephone transfers and accepting transfer instructions from someone other than the Owner.

     Telephone calls authorizing transfers must be completed by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a Valuation Date in order to be effected at the price determined on such date. Transfer authorizations, whether written or by telephone, which are received after such close of regular trading will be processed as of the next Valuation Date.

     A Transfer Fee may be assessed (See "Transfer Fee".) This transfer privilege may be suspended, modified or terminated at any time without notice.

     The minimum partial transfer amount is $100. Also, no partial transfer may be made if the value of the Owner's interest in the Portfolio from which a transfer is being made would be less than $100 after the transfer. The Company may waive the minimum partial transfer amount in connection with pre-authorized automatic transfer programs.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE

     Accumulation Unit value is determined Monday through Friday on each day that the NYSE is open for business.

     A separate Accumulation Unit value is determined for each Portfolio. If the Company elects or is required to assess a charge for taxes, a separate Accumulation Unit value may be calculated for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Portfolio.

     The Accumulation Unit value for each Portfolio will vary with the price of a share in the corresponding Series and in accordance with the Mortality and Expense Risk Charge, Administration Charge, and any provision for taxes. Assessments of Withdrawal Charges, Transfer Fees and Contract Maintenance Charges are effected by redemption of Accumulation Units and do not affect Accumulation Unit value.

     The Accumulation Unit value of a Portfolio for any Valuation Period is calculated by subtracting (2) from (1) and dividing the result by (3) where:

          1) is the total value at the end of the given Valuation Period of the assets attributable to the Accumulation Units of the Portfolio minus the total liabilities;

          2) is the cumulative unpaid charge for assumptions of Mortality and Expense Risk Charge, and for Administration Charge; and

          3) is the number of Accumulation Units outstanding at the end of the given Valuation Period.

DISTRIBUTION OF CONTRACTS

     Contracts are sold by registered representatives of broker-dealers who are licensed insurance agents of the Company, either individually or through an incorporated insurance agency. Commissions may vary, but are not anticipated to exceed 8.00% of any Premium (including any promotional and sales incentives). Under certain circumstances, certain sellers of the Contracts may be paid persistency incentives which will take into account, among other things, the length of time Premiums have been held under a Contract, and Contract Values. A persistency incentive is not anticipated to exceed 1.50%, on an annual basis, of the Contract Values considered in connection with the incentive. All such commissions and incentives are paid by the Company.

     Jackson National Financial Services, Inc., located at 5901 Executive Drive, Lansing, Michigan 48911, serves as distributor of the Contract. Jackson National Financial

Services, Inc. is a wholly owned subsidiary of the Company and is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

WITHDRAWALS (REDEMPTIONS)

     Except as explained below, an Owner may redeem a Contract for all or a portion of its Contract Value during the Accumulation Period. Withdrawal Charges may be applicable, however, which would reduce the Contract Value upon redemption.

     Withdrawals and distributions from Contracts issued in connection with certain Qualified Plans may be subject to a mandatory 20% withholding requirement, in addition, certain tax withdrawal penalties may apply (see "Taxes").

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Owners should seek competent tax advice regarding any withdrawals or distributions.

     Except in connection with a Systematic Withdrawal Program, described below, the minimum partial withdrawal amount is $500, or, if less, the Owner's entire interest in the Portfolio from which a withdrawal is requested. The Owner's interest in the Portfolio from which the withdrawal is requested must be at least $100 after the withdrawal is completed.

     A written withdrawal request or Systematic Withdrawal Program enrollment form, as the case may be, must be sent to the Company at its Annuity Service Center. The required program form will not be in good order unless it includes the Owner's Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes. The Company provides the required forms.

     The Company may also accept telephone requests for certain partial withdrawals from Owners who elect this option either through the Contract application or by completing a Telephone Redemption Authorization Form provided by the Company. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. The proceeds of a telephone withdrawal will be sent by check to the Owner at the address of record only. Telephone calls authorizing withdrawals must be completed by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on a Valuation Date in order to be effected at the price determined on such date. The Company reserves the right to terminate or modify the telephone withdrawal service at any time.

     If the request is for total withdrawal, the Contract, or a Lost Contract Affidavit, must be submitted as well. The Withdrawal Value is determined on the basis of the Contract Values next computed following receipt of a request in proper order. The Withdrawal Value will normally be paid within seven days after the day a proper request is received by the Company at its Annuity Service Center. However, the Company may suspend the right of withdrawal from the Separate Account or delay payment for such withdrawal more than seven days: (1) during any period when the NYSE is closed (other than customary weekend and holiday closings); (2) when trading on the NYSE is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Separate Account's investments or determination of Accumulation Unit value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission, by order, may permit for protection of Owners.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Contract Owner may elect in writing on a form provided by the Company to take Systematic Withdrawals by surrendering a specified dollar amount or a specified percentage of the Contract Owner's total Contract Value (equal to at least $50) on a monthly, quarterly, semiannual, or annual basis. Unless otherwise directed by the Contract Owner, the Company will process the withdrawals by surrendering on a pro-rata basis Accumulation Units from all Portfolios in which the Contract Owner has an interest. A Withdrawal Charge may apply to Systematic Withdrawals in accordance with the considerations under "Withdrawal Charge." Each Systematic Withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on Systematic Withdrawals if the Contract Owner is under age 59 1/2. If directed by the Contract Owner, the Company will withhold federal taxes from each Systematic Withdrawal. The Contract Owner may discontinue Systematic Withdrawals at any time by notifying the Company in writing.

     The Company reserves the right to discontinue offering Systematic Withdrawals upon 30 days' written notice to Contract Owners; however, any such discontinuation would not affect Systematic Withdrawal programs already commenced. The Company also reserves the right to assess a processing fee for this service.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Contracts issued to participants in the Texas Optional Retirement Program ("ORP") contain restrictions required under the Texas Administrative Code. In accordance with those restrictions, a participant in the ORP will not be permitted to make withdrawals prior to such participant's retirement, death, attainment of age 70 1/2 years or termination of employment in a Texas public institution of higher education. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another approved contract or vendor during the period of ORP participation.

ERISA PLANS

     Spousal consent may be required when a married Owner seeks a distribution from a Contract that has been issued in connection with a Qualified Plan (or a Non-Qualified Plan that is subject to Title 1 of ERISA). Owners should obtain competent legal and/or tax advice.

MINIMUM CONTRACT VALUE

     If the Contract Value is less than $500 and no Premiums have been made during the previous three full calendar years, the Company reserves the right, after 60 days' written notice to the Owner, to terminate the Contract and distribute its Withdrawal Value to the Owner. This privilege will be exercised only if the Contract Value has been reduced to less than $500 as a result of withdrawals, and state law permits. In no instance shall such termination occur if the value has fallen below $500 due to either decline in Accumulation Unit value or the imposition of fees and charges.

--------------------------------------------------------------------------------
                                 ANNUITY PERIOD
--------------------------------------------------------------------------------

ANNUITY DATE

     The Owner selects an Annuity Date (the date on which annuity payments are to begin) at the time of application. In selecting an Annuity Date, the Owner may wish to consider the applicability of a Withdrawal Charge, which is imposed upon Annuitizations which occur within one year of the Issue Date. Annuity payments will begin no later than the Latest Annuity Date. If no Annuity Date is selected, the Annuity Date will be the Latest Annuity Date. The Owner may change the Annuity Date, at any time at least seven days prior to the Annuity Date then indicated on the Company's records, by written notice to the Company at its Annuity Service Center.

ANNUITY OPTIONS

     The Owner, or any Beneficiary who is so entitled, may elect to receive a lump sum at the end of the Accumulation Period. However, a lump sum distribution may be deemed to be a withdrawal, and at least a portion of it may be subject to applicable Contract charges and income tax. Alternatively, an Annuity Option may be elected. The Owner may, upon prior written notice to the Company, elect an Annuity Option at any time prior to the Annuity Date.

     A change of Annuity Option is permitted if made at least 7 days before the Annuity Date. If no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below, a Life annuity with a 120-month period certain. Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as selected by the Owner. However, if the amount available to apply under an Annuity Option is less than $5,000, and state law permits, the Company has the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $50, and state law permits, the Company shall have the right to require the frequency of payments be at quarterly, semi-annual or annual intervals so as to result in an initial payment of at least $50.

     NO WITHDRAWALS OF CONTRACT VALUE ARE PERMITTED DURING THE ANNUITY PERIOD FOR ANY ANNUITY OPTION UNDER WHICH PAYMENTS ARE BEING MADE PURSUANT TO LIFE CONTINGENCIES.

     The following Annuity Options are generally available under the Contract. However, there may be restrictions in the retirement plan pursuant to which a Contract has been purchased.

  OPTION 1 -- LIFE INCOME

     An annuity payable monthly during the lifetime of the Annuitant. Under this Option, no further payments are payable after the death of the Annuitant and there is no provision for a death benefit payable to the Beneficiary. Therefore, it is possible under Option 1 for the payee to receive only one monthly annuity payment under this Contract.

  OPTION 2 -- JOINT AND SURVIVOR ANNUITY

     An annuity payable monthly while both the Annuitant and a designated second person are living. Upon the death of either person, the monthly income payable will continue during the lifetime of the survivor at either the full amount previously payable or as a percentage (either one-half or two-thirds) of the full amount, as chosen at the time of election of this Option.

     Annuity payments terminate automatically and immediately upon the death of the surviving person without regard to the number or total amount of payments received.

     There is no minimum number of guaranteed payments and it is possible to have only one annuity payment if both the Annuitant and the designated second person die before the due date of the second payment.

  OPTION 3 -- LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED

     An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at the death of the Annuitant, payments have been made for fewer than the guaranteed 120 or 240 monthly periods, as elected by the Owner, the balance of the guaranteed number of payments will be made to the Beneficiary.

  OPTION 4 -- INCOME FOR A SPECIFIED PERIOD

     Under this Option, as permitted by state law, a payee can elect an annuity payable monthly for any period of years from 5 to 30. This election must be made for full 12 month periods. In the event the payee dies before the specified number of payments has been made, the Beneficiary may elect to continue receiving the scheduled payments or may alternatively elect to receive the discounted present value of any remaining guaranteed payments in a lump sum.

  OTHER OPTIONS

     At the sole discretion of the Company, other annuity options may be made available. However, to the extent that Withdrawal Charges would otherwise apply to a withdrawal or termination, the identical Withdrawal Charge may apply with respect to any additional options.

--------------------------------------------------------------------------------
                                ANNUITY PAYMENTS
--------------------------------------------------------------------------------

INITIAL MONTHLY ANNUITY PAYMENT

     The initial annuity payment attributable to investment in a Portfolio is determined by taking the Contract Value allocated to that Portfolio, less any premium tax and any applicable Contract changes, and then applying it to the annuity table specified in the Contract. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Plans and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. That amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each Variable Annuity payment. The number of Annuity Units determined for the first Variable Annuity payment remains constant for the second and subsequent monthly Variable Annuity payments, assuming that no reallocation of Contract Values is made. The total Variable Annuity payment is equal to the sum of the annuity payments as determined above for each Portfolio to which Contract Value is allocated on the Annuity Date.

SUBSEQUENT MONTHLY PAYMENTS

     The amount of the second and each subsequent monthly Variable Annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due.

ANNUITY UNIT VALUE

     The initial value of an Annuity Unit of each Portfolio was set when the Portfolios were established. The value may increase or decrease from one Valuation Period to the next. The annuity tables contained in the Contract are based on a 3.0% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceeds 3.0%, Variable Annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.0%, Variable Annuity payments will decrease over time. If the net investment rate equals 3.0%, the Variable Annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

     For each Portfolio, the value of an Annuity Unit for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.0% per annum which is assumed in the annuity tables contained in the Contract. The Net Investment Factor, which reflects changes in the net asset value of the shares of the Series in which the Portfolio invests, is described in greater detail in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                 ADMINISTRATION
--------------------------------------------------------------------------------

     Please direct all service inquiries to the Company at (800) 539-9034. Be sure to provide the policy number and Owner's name.

STATEMENTS AND REPORTS

     The Company will mail to Owners, at their last known address of record, any statements and reports required by applicable law or regulation. Owners should therefore give the Company prompt notice of any address change. The Company will send a confirmation statement to Owners each time a transaction is made affecting the Owner's Contract Value, such as making additional Premiums, transfers, exchanges or withdrawals. Quarterly statements are also mailed detailing the Contract activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plans (such as a Dollar Cost Averaging Program) or salary reduction arrangement, the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Owner's Contract. The Company will assume all transactions are accurate unless the Owner notifies the Company otherwise within thirty (30) days after receipt of the statement. The Company will also send to Owners such additional reports and information as may be required by Federal securities laws.

MARKET TIMING AND ASSET ALLOCATION SERVICES

     Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, the Company will honor transfer instructions from such third parties provided such market timing and asset allocation services comply with the Company's administrative systems, rules and procedures, which may be modified by the Company at any time. PLEASE NOTE that fees and charges assessed for such market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. The Company neither recommends nor discourages such market timing and asset allocation services.

--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

     NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

     Section 72 of the Code governs taxation of annuities in general. An individual Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For a payment received as a withdrawal (partial redemption), Federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the Contract is withdrawn. For Contracts issued in connection with Non-Qualified Plans, the cost basis is generally the Premiums, while for Contracts issued in connection with Qualified Plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract

(adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amounts equal the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan for which the Contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a Contract. For "eligible rollover distributions" from Contracts issued under certain types of Qualified Plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the Owner.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or for a specified period of ten years or more; and (2) minimum distributions required to be made under the
Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a Contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the Owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

     Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of Federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations establishing diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Company intends that each Series of the Underlying Funds will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

     The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

     Under Section 72(u) of the Code, the investment earnings on premiums for Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a Contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign their Contracts.

QUALIFIED PLANS

     The Contracts offered by this Prospectus are designed to be suitable for use under various types of Qualified Plans. Taxation of Owners in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan. For a more detailed description of the various types of plans under which the Contracts may be purchased, see the Statement of Additional Information.

TAX TREATMENT OF WITHDRAWALS

NON-QUALIFIED PLANS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Premiums made, any amount withdrawn not in form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the Owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7); (4) in a series of substantially equal periodic payments made at least annually for the life of the taxpayer or for the joint lives of the taxpayer and his Beneficiary; (5) under an immediate annuity; or

(6) which are allocable to premium payments made prior to August 14, 1982.

QUALIFIED PLANS

     Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any early distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing Plans), 403(b) (tax-sheltered annuities) and 408(b) (IRAs).

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; and (7) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner or Annuitant (as applicable) and his or her spouse and dependents if the Contract Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the Contract Owner or Annuitant (as applicable) has been re-employed for at least 60 days.

     The exceptions stated in items (4) and (6) above do not apply in the case of an IRA.

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the Owner attains age 59 1/2, separates from service, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain Qualified Plans. Tax penalties may also apply. While the foregoing limitations only apply to certain Contracts issued in connection with Section 403(b) Qualified Plans, all Owners should seek competent tax advice regarding any withdrawals or distributions.

     The taxable portion of a withdrawal or distribution from Contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for any "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into a plan qualified under section 401(a) or 403(a) of the Code, a tax-sheltered annuity, an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirements accounts or certain other plans, subject to limitations set forth in the Code.

     Generally, distributions from a Qualified Plan generally must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner or annuitant attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

--------------------------------------------------------------------------------
                                  ADVERTISING
--------------------------------------------------------------------------------

     The Company may from time to time advertise several types of historical performance for the Portfolios of the Separate Account.

     The Company may advertise for the Portfolios standardized "average annual total return", calculated in a manner prescribed by the Securities and Exchange Commission, and non-standardized "total return". "Average annual total return" will show the percentage rate of return of a hypothetical initial investment of $1,000 for at least the most recent one, five and ten year period, or for a period covering the time the mutual fund held in the Portfolio has been in existence, if the Portfolio has not been in existence for one of the prescribed periods. This calculation reflects the deduction of all applicable charges made to the Contracts except for premium taxes, which may be imposed by certain states.

     Nonstandardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return.

     If a Series or mutual fund has been in existence for a longer period of time than the corresponding Portfolio, the standardized average annual total return and non-standardized total return quotations will show the investment performance such Series or mutual fund would have achieved (reduced by the applicable charges) had they been held in a Portfolio for the period quoted.

     A "yield" may also be advertised for a Portfolio (other than the PPM America/JNL Money Market Portfolio). "Yield" refers to the annualized income generated by an investment in the Portfolio over a specified thirty-day period. The "yield" is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.

     A "yield" and "effective yield" may also be advertised for the PPM America/JNL Money Market Portfolio. "Yield" is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Portfolio's units. Yield is an annualized figure, which means that it is assumed that the Portfolio generates the same level of net income over a 52-week period. The "effective yield" is calculated under rules prescribed by the Securities and Exchange Commission and assumes a weekly reinvestment of income earned. The effective yield will be slightly higher than the yield due to this compounding effect.

     The Company may also from time to time advertise the performance of the Portfolios of the Separate Account relative to the performance of variable annuities or mutual funds of other companies with similar or different objectives, or the investment industry as a whole. Other investments to which the Portfolios may be compared include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; CD's; bank money market deposit accounts and passbook savings; and the Consumer Price Index. The Company may periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

     The Portfolios of the Separate Account may also be compared to certain market indexes, which may include, but are not limited to: S&P 500 Composite Stock Price Index; S&P MidCap 400 Index; Salomon Brothers Broad Investment Grade Index; Lehman Brothers High Yield Index; Lehman Brothers Aggregate Bond Index; Salomon Brothers Treasury Index; Morgan Stanley Capital International World Index; Morgan Stanley Europe and Australasia, Far East Equity Index; Russell 2000 Index; Donoghue Money Fund Average; U.S. Treasury Note Index; Bank Rate Monitor National Index of 2 1/2 Year CD Rates; and Dow Jones Industrial Average.

     Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Donoghue's, Weisenberger; magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News & World Report, National Underwriter; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports; and other publications such as the Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook. In addition, Variable Annuity Research & Data Service (The VARDS Report) is an independent rating service that ranks over 500 variable annuity funds based upon total return performance. These rating services and publications rank the performance of the Series against all funds over specified periods and against funds in specified categories. The rankings may or may not include the effects of sales or other charges.

     The Company is also ranked and rated by independent financial rating services, among which are Standard & Poor's, A. M. Best Company and Duff & Phelps. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions. All performance information and comparative material advertised by the Company is historical in nature and is not intended to represent or guarantee future results. A CONTRACT OWNER'S CONTRACT VALUE AT REDEMPTION MAY BE MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

     There are no material legal proceedings, other than ordinary routine litigation incidental to the business to which the Company and the Separate Account are parties or to which any of their property is the subject.

     The General Distributor, Jackson National Financial Services, Inc., is not engaged in any litigation of any material nature.

--------------------------------------------------------------------------------
            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
General Information and History.............................      2
Services....................................................      2
Purchase of Securities Being Offered........................      2
Underwriters................................................      2
Calculation of Performance..................................      2
Additional Tax Information..................................      7
Annuity Payments; Net Investment Factor.....................      9
Financial Statements........................................     10
--------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

                                GENERAL ACCOUNT

     Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 ("1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Acts, and the staff of the Securities and Exchange Commission, typically, does not review the disclosures in a prospectus which relate to the General Account portion. Disclosures regarding the General Account portion of the Contract may be subject to certain generally applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

     Investors should review Jackson National Life Insurance Company's Contract for a full description of the General Account portion of the Contract. Any questions regarding these Contracts should be directed to the Company's Annuity Service Center.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------

     Below are the investment objectives of each Series of the Underlying Funds available through the Separate Account. There can be no assurance that any Series will achieve its investment objectives.

                                JNL SERIES TRUST

     The JNL Series Trust (the "Trust") is an open-end management investment company created under the laws of Massachusetts, by a Declaration of Trust, dated June 1, 1994. Shares of the Trust will be sold primarily to life insurance companies to fund the benefits under variable insurance or annuity policies. Jackson National Financial Services, Inc. ("JNFSI"), a wholly owned subsidiary of Jackson National Life Insurance Company, serves as investment adviser for all the Series of the Trust. Janus Capital Corporation ("Janus Capital") serves as sub-adviser for JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series; Fred Alger Management, Inc. ("Alger Management") serves as sub-adviser for the JNL/Alger Growth Series; Eagle Asset Management, Inc. serves as sub-adviser for the JNL/Eagle Core Equity Series and the JNL/Eagle SmallCap Equity Series; Putnam Investment Management, Inc. ("Putnam") serves as sub-adviser for the JNL/Putnam Growth* and JNL/Putnam Value Equity Series*; PPM America, Inc. ("PPM") serves as sub-adviser for the PPM America/ JNL Balanced* and PPM America/JNL Money Market Series; Salomon Brothers Asset Management Inc ("Salomon Brothers") serves as sub-adviser for the Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond Series; T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. ("Price-Fleming") serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.

     JNL AGGRESSIVE GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by investing primarily in common stocks of issuers of any size, including larger, well-established companies and smaller, emerging growth companies.

     JNL CAPITAL GROWTH SERIES is a non-diversified Series that seeks as its investment objective long-term growth of capital by emphasizing investments in common stocks of medium-sized companies. Although the Series expects to emphasize such securities, it may also invest in smaller or larger companies.

     JNL GLOBAL EQUITIES SERIES seeks as its investment objective long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers of any size. This Series normally invests in issuers from at least five different countries including the United States.

     JNL/ALGER GROWTH SERIES seeks as its investment objective long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

     JNL/EAGLE CORE EQUITY SERIES seeks as its investment objective long-term capital appreciation and, secondarily, current income by investing primarily in a diversified portfolio of common stocks which the sub-adviser believes offers above-average potential for long-term capital appreciation.

     JNL/EAGLE SMALLCAP EQUITY SERIES seeks as its investment objective long-term capital appreciation by investing primarily in equity securities of smaller companies which the sub-adviser believes offer potential for rapid growth.

     JNL/PUTNAM GROWTH SERIES seeks as its investment objective long-term growth of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective. It is intended that this Series will invest primarily in the common stocks of companies believed by the sub-adviser to have opportunity for capital growth.

     JNL/PUTNAM VALUE EQUITY SERIES seeks as its investment objective capital growth, with income as a secondary objective by investing primarily in common stocks which the sub-adviser believes to be undervalued relative to underlying asset value or earnings potential at the time of purchase.

     PPM AMERICA/JNL BALANCED SERIES seeks as its investment objective reasonable income, long-term capital growth and preservation of capital. It is intended that this Series will invest in common stocks and fixed income securities, with emphasis on income-producing securities which appear to have some potential for capital enhancement.

     PPM AMERICA/JNL MONEY MARKET SERIES seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

     SALOMON BROTHERS/JNL GLOBAL BOND SERIES seeks as its investment objective a high level of current income. As a secondary objective, the Series will seek capital appreciation. The Series seeks to achieve its objectives by investing in a globally diverse portfolio of fixed income investments and by giving the sub-adviser broad discretion to deploy the Series assets among certain segments of the fixed income market that the sub-adviser believes will best contribute to achievement of the Series' investment objectives. In pursuing its investment objectives, the Series reserves the right to invest predominantly in securities rated in medium or lower rated categories or as determined by the sub-adviser to be of comparable quality. Although the Series has the ability to invest up to 100% of the Series' assets in lower-rated securities, the Series does not anticipate investing in excess of 75% of the Series' assets in such securities.

     SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES seeks as its investment objective a high level of current income, by investing primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities including collateralized mortgage obligations backed by such securities. The Series may also invest a portion of its assets in investment-grade bonds.

     T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES seeks as its investment objective long-term growth of capital and increasing dividend income through investment primarily in common stocks of well-established growth companies.

     T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES seeks as its investment objective long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES seeks as its investment objective long-term growth of capital by investing primarily in the common stock of companies with medium-sized market capitalizations ("mid-cap") and the potential for above average growth.

* Prior to May 1, 1997, Phoenix Investment Counsel, Inc. served as sub-adviser to the JNL/Putnam Growth Series and the PPM America/JNL Balanced Series, and PPM served as the sub-adviser to the JNL/Putnam Value Equity Series.

--------------------------------------------------------------------------------
                                   APPENDIX C
--------------------------------------------------------------------------------

EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE

     EXAMPLE 1 -- Assume a single premium of $50,000 is paid into the contract, no transfers are made, no additional premiums are paid and there are no partial withdrawals. The table below illustrates three examples of the Withdrawal Charges that would be imposed if the contract is completely surrendered, based on hypothetical contract values.

--------------------------------------------------------
COMPLETE  HYPOTHETICAL                WITHDRAWAL CHARGES
CONTRACT    CONTRACT      PREMIUMS    ------------------
 YEARS       VALUE       LIQUIDATED   PERCENT    AMOUNT
--------------------------------------------------------
   1        $55,000       $50,000(1)      6%      $3,000
   4         45,000        50,000(2)      3%       1,500
   7         70,000        50,000         0%(3)        0
--------------------------------------------------------

NOTES:

(1) Earnings are withdrawn free of Withdrawal Charge.

(2) On full surrender, premium payments are fully liquidated, even if the contract value is less than unliquidated premiums.

(3) There is no Withdrawal Charge on any premiums liquidated that have been in the Contract for at least seven years.

--------------------------------------------------------------------------------

     EXAMPLE 2 -- Assume a single premium of $50,000 is paid into the contract, no transfers are made, no additional premiums are paid and that there are a series of four partial withdrawals of $2,000, $7,000, $4,000 and $10,000 made mid-year in the second, third, fourth and seventh contract years. The table below illustrates the Withdrawal Charges that would be imposed based on hypothetical contract values.

---------------------------------------------------------------------------------------------------------------
COMPLETE  HYPOTHETICAL                                 PARTIAL        FREE                   WITHDRAWAL CHARGE
CONTRACT    CONTRACT     UNLIQUIDATED   EARNINGS(6)   WITHDRAWAL   WITHDRAWAL    PREMIUMS    ------------------
 YEARS       VALUE         PREMIUM        (LOSS)      REQUESTED      AMOUNT     LIQUIDATED   PERCENT    AMOUNT
---------------------------------------------------------------------------------------------------------------
   2        $65,000        $50,000        $15,000      $ 2,000      $15,000(1)    $    0         5%       $ 0(2)
   3         54,000         50,000          4,000        7,000        5,000(3)     2,000(4)      4%        80(5)
   4         47,000         48,000         (1,000)       4,000        4,800            0         3%         0(7)
   7         50,000         48,000          2,000       10,000        2,000(8)     8,000         0%(9)      0
---------------------------------------------------------------------------------------------------------------

NOTES:

(1) Earnings exceed 10% of unliquidated premium, accordingly there was no Additional Free Withdrawal amount.

(2) Earnings could be withdrawn free of Withdrawal Charges.

(3) The Additional Free Withdrawal amount is 10% of unliquidated premium ($5,000) less earnings ($4,000), giving a total Free Withdrawal amount of $5,000.

(4) The Additional Free Withdrawal amount is treated as an advance of earnings, accordingly only $2,000 is liquidated.

(5) The Withdrawal Charge is liquidated premium multiplied by the Withdrawal Charge.

(6) Earnings is the difference between the Contract Value and unliquidated premium.

(7) If the contract was fully surrendered shortly after the partial withdrawal, then the Withdrawal Charge would be 3% of $4,800 ($144).

(8) There were no premium payments made in the last seven years, accordingly there would be no Additional Free Withdrawal amount.

(9) There is no Withdrawal Charge on premium payments made over seven years ago.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1997



            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
              ISSUED BY THE JACKSON NATIONAL SEPARATE ACCOUNT - I
                   OF JACKSON NATIONAL LIFE INSURANCE COMPANY



     This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated May 1, 1997. The Prospectus may be obtained from Jackson National Life Insurance Company by writing P. O. Box 30389, Lansing, MI 48909-7889, or calling 1-800-766-4683.





                               TABLE OF CONTENTS
                                                                  PAGE


 General Information and History                                    2
 Services                                                           2
 Purchase of Securities Being Offered                               2
 Underwriters                                                       2
 Calculation of Performance                                         2
 Additional Tax Information                                         7
 Annuity Payments; Net Investment Factor                            9
 Financial Statements                                              10

GENERAL INFORMATION AND HISTORY

     The Jackson National Separate Account - I ("Separate Account") is a separate investment account of Jackson National Life Insurance Company ("Company"). The Company is a wholly-owned subsidiary of Brooke Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential Corporation, plc, London, England.

SERVICES

     The Company, which has responsibility for administration of the Contracts and the Separate Account, maintains records of the name, address, taxpayer identification number, and other pertinent information for each Contract Owner and the number and type of Contract issued to each Contract Owner, and records with respect to the Contract Value of each Contract.

     The Custodian of the assets of the Separate Account is the Company. The Company maintains a record of all purchases and redemptions of shares of the underlying mutual funds.

     Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audits and reports on the Company's financial statements, including the financial statements of the Separate Account, and performs other professional accounting, auditing and advisory services when engaged to do so by the Company.

PURCHASE OF SECURITIES BEING OFFERED

     The Contracts will be sold by licensed insurance agents in the states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD").

UNDERWRITERS

     The Contracts, which are offered continuously, are distributed by Jackson National Financial Services, Inc. ("JNFSI"), 5901 Executive Drive, Lansing, Michigan 48911, a subsidiary of the Company.

CALCULATION OF PERFORMANCE

     All performance advertising (except for performance advertising pertaining to the PPM America/JNL Money Market Portfolio) will include quotations of standardized total return, calculated in accordance with standard methods prescribed by rules of the Securities and Exchange Commission, to facilitate comparison with standardized total return advertised by other variable annuity separate accounts. Standardized total return advertised for a specific period is found by first taking a hypothetical $1,000 investment in a Portfolio on the first day of the period at the offering price, which is the Accumulation Unit value per unit ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized total return is annualized and reflects the deduction of a Contract Maintenance Charge and a Mortality and Expense Risk and Administration Charge. The redeemable value also reflects the effect of any applicable Withdrawal Charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states. The standardized total returns for each Portfolio (except the PPM America/JNL Money Market Portfolio), for the periods indicated are as follows:

                                                              One Year Period        Commencement of
                                                                    Ended             Operations to
                                                               December 31, 1996    December 31, 1996
JNL Aggressive Growth Portfolio*                                      9.66%              21.53%
JNL Capital Growth Portfolio*                                         7.46%              25.87%
JNL Global Equities Portfolio*                                       21.65%              32.81%
JNL/Alger Growth Portfolio**                                          4.09%               2.41%
JNL/Eagle Core Equity Portfolio***                                    N/A                -0.96%****
JNL/Eagle SmallCap Equity Portfolio***                                N/A                 7.94%****
JNL/ Putnam Growth  Portfolio*                                       17.54%              28.82%
JNL/ Putnam Value Equity Portfolio*                                  15.26%              24.25%
PPM America/JNL Balanced Portfolio*                                   1.83%              11.05%
PPM America/JNL High Yield Bond Portfolio*                            4.08%               6.61%
Salomon Brothers/JNL Global Bond Portfolio*                           5.60%               8.11%
Salomon Brothers/JNL U.S. Government & Quality Bond
Portfolio*                                                           -6.09%                .64%
T. Rowe Price/JNL Established Growth Portfolio*                      13.28%              22.26%
T. Rowe Price/JNL International Equity Investment Portfolio*          4.78%               7.67%
T. Rowe Price/JNL Mid-Cap Growth Portfolio*                          13.89%              27.62%

* Corresponding Series of the JNL Series Trust commenced operations on May 15, 1995.
** Corresponding Series of the JNL Series Trust commenced operations on October 16, 1995.
*** Corresponding Series of the JNL Series Trust commenced operations on September 16, 1996.

**** Not Annualized.

     Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel, Inc., the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Phoenix Value Equity Series was the PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.



     Nonstandardized total return may also be advertised. Nonstandardized total return may be for periods other than those required to be presented or may otherwise differ from standardized total return. Because the Contract is designed for long term investment, nonstandardized total return that does not reflect the deduction of the Withdrawal Charge may be advertised. Reflecting the deduction of the Withdrawal Charge decreases the level of performance advertised. Nonstandardized total return may also assume a larger initial investment which more closely approximates the size of a typical Contract. The nonstandardized total returns for each Portfolio (except the PPM America/JNL Money Market Portfolio), calculated in a manner similar to standardized total return but assuming a hypothetical initial investment of $10,000, deducting a maximum $35 Contract Maintenance Charge, and without deducting the Withdrawal Charge, for the periods indicated are as follows:


                                                                   One Year              Commencement
                                                                Period  Ended                 of
                                                                 December 31,            Operations to
                                                                    1996                  December 31,
                                                                                             1996
JNL Aggressive Growth Portfolio*                                     17.31%              44.24%
JNL Capital Growth Portfolio*                                        15.19%              52.43%
JNL Global Equities Portfolio*                                       29.51%              65.93%
JNL/Alger Growth Portfolio**                                         11.83%               9.69%
JNL/Eagle Core Equity Series***                                       N/A                 6.04%
JNL/Eagle SmallCap Equity Series***                                   N/A                14.84%
JNL/ Putnam Growth  Portfolio*                                       25.04%              57.79%
JNL/ Putnam Value Equity  Portfolio*                                 22.59%              49.01%
PPM America/JNL Balanced Portfolio                                    9.26%              25.11%
PPM America/JNL High Yield Bond Portfolio*                           11.33%              17.27%
Salomon Brothers/JNL Global Bond Portfolio*                          12.79%              19.82%
Salomon Brothers/JNL U.S. Government & Quality Bond
Portfolio*                                                            1.14%               7.20%



                                                                                         <C
T. Rowe Price/JNL Established Growth Portfolio*                      20.88%              45.56%
T. Rowe Price/JNL International Equity Investment Portfolio*         12.31%              19.41%
T. Rowe Price/JNL Mid-Cap Growth Portfolio*                          21.76%              55.92%


* Corresponding Series of the JNL Series Trust commenced operations on May 15, 1995.
** Corresponding Series of the JNL Series Trust commenced operations on October 16, 1995.
*** Corresponding Series of the JNL Series Trust commenced operations on
    September 16, 1996.

     Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel, Inc., the JNL/Putnam Growth Series was the JNL/Phoenix Investment Counsel Growth Series and was sub-advised by Phoenix Investment Counsel, Inc., and the JNL/Phoenix Value Equity Series was the PPM America/JNL Value Equity Series and was sub-advised by PPM America, Inc.

     The Standardized total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both the standardized total return and the nonstandardized total return will be based on the rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the Portfolio has been in existence, if it has not been in existence for one of the prescribed periods. If a Series has been in existence for longer than the corresponding Portfolio, the standardized total return and nonstandardized total return quotations will show the investment performance such Series would have achieved (reduced by the applicable charges) had they been held in a Portfolio for the period quoted.

     Quotations of standardized total return and nonstandardized total return are based upon historical earnings and will fluctuate. Any quotation of performance, therefore, should not be considered a guarantee of future performance. Factors affecting the performance of a Series include general market conditions, operating expenses and investment management. A Contract Owner's withdrawal value upon surrender of a Contract may be more or less than original cost.

     The current annualized yield for 30-day periods may also be advertised for the PPM America/JNL Balanced Portfolio, the PPM America/JNL High Yield Bond Portfolio, the Salomon Brothers/JNL Global Bond Portfolio and the Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio. The annualized yield of a Portfolio refers to the income generated by the Portfolio over a specified 30-day period. Because this yield is annualized, the yield generated by a Portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                 (A-B)    )6
        YIELD =[2(---- + 1) -1]
                 ( CD     )

Where:

   a    = net investment income earned during the period by the Series.
   b    = expenses for the Portfolio accrued for the period (net of reimbursements).
   c    = the average daily number of shares outstanding during the period.
   d    = the maximum offering price per share on the last day of the period.

     Net investment income will be determined in accordance with rules established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all Contracts.

     The yield for the 30-day period ended December 31, 1996 for each of the above-referenced Portfolios is as follows:

PPM America/JNL  Balanced Portfolio                                0.37%
PPM America/JNL High Yield Bond Portfolio                          6.89%
Salomon Brothers/JNL Global Bond Portfolio                         5.81%
Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio      4.35%

     Prior to May 1, 1997, the PPM America/JNL Balanced Series was the JNL/Phoenix Investment Counsel Balanced Series and was sub-advised by Phoenix Investment Counsel, Inc.

     Because of the charges and deductions imposed by the Separate Account, the yield for the Portfolio will be lower than the yield for the corresponding Series. The yield on amounts held in the Portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. A Portfolio's actual yield will be affected by the types and quality of portfolio securities held by the Series and its operating expenses.

     Any current yield quotations of the PPM America/JNL Money Market Portfolio, subject to Rule 482 of the Securities Act of 1933, shall consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from Contract Owner Accounts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The PPM America/JNL Money Market Portfolio's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Portfolio. The PPM America/JNL Money Market Portfolio's yield and effective yield for the seven day period ended December 31, 1996 were 3.45% and 3.51%, respectively.

     The PPM America/JNL Money Market Portfolio's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Series' portfolio, portfolio quality and average maturity, changes in interest rates, and the Series' expenses. Although the corresponding Portfolio determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the Series' Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a Contract Owner's investment in the PPM America/JNL Money Market Portfolio nor that Portfolio's investment in the PPM America/JNL Money Market Series, is guaranteed or insured. Yield of other money market funds may not be comparable if a different base or another method of calculation is used.

ADDITIONAL TAX INFORMATION

     The following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Prospectus. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Plan Contracts.

     (A) H.R. 10 PLANS

          Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to Owners may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans on such items as: amounts of allowable contributions; form, manner and timing of distributions and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (B) TAX-SHELTERED ANNUITIES

          Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c) (3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (C) INDIVIDUAL RETIREMENT ANNUITIES

          Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (D) CORPORATE PENSION AND PROFIT-SHARING PLANS

          Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to Owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of Contracts for use with corporate pension or profit sharing plans should obtain profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     (E) NON-QUALIFIED DEFERRED COMPENSATION PLANS -- SECTION 457

          Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan.

ANNUITY PAYMENTS; NET INVESTMENT FACTOR

     See "Annuity Payments" in the Prospectus.

     The Net Investment Factor is an index applied to measure the net investment performance of a Portfolio from one Valuation Date to the next. Since the Net Investment Factor may be greater or less than or equal to one, and the factor that offsets the 3% investment rate assumed is slightly less than one, the value of an Annuity Unit (which changes with the product of that factor) and the net investment may increase, decrease or remain the same.

     The Net Investment Factor for any Portfolio for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

     (a) is the net result of:

         (1) the net asset value of a Series share held in the Portfolio determined as of the Valuation Date at the end of the Valuation Period, plus

         (2) the per share amount of any dividend or other distribution declared by the Series if the "ex-dividend" date occurs during the Valuation Period, plus or minus

         (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Portfolio (no federal income taxes are applicable under present law);

      (b) is the net asset value of the Series share held in the Portfolio determined as of the Valuation Date at the end of the preceding Valuation Period; and

      (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and the administration charge.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To Jackson National Life Insurance Company and
Contract Owners of Jackson National Separate Account - I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Jackson National Separate Account - I and the JNL Aggressive Growth Portfolio, JNL Capital Growth Portfolio, JNL Global Equities Portfolio, JNL/Alger Growth Portfolio, JNL/Eagle Core Equity Portfolio, JNL/Eagle SmallCap Equity Portfolio, JNL/Phoenix Investment Counsel Balanced Portfolio, JNL/Phoenix Investment Counsel Growth Portfolio, PPM America/JNL High Yield Bond Portfolio, PPM America/JNL Money Market Portfolio, PPM America/JNL Value Equity Portfolio, Salomon Brothers/JNL Global Bond Portfolio, Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio, T. Rowe Price/JNL Established Growth Portfolio, T. Rowe Price/JNL International Equity Investment Portfolio and T. Rowe Price/JNL Mid-Cap Growth Portfolio at December 31, 1996, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Jackson National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Milwaukee, Wisconsin
February 14, 1997

                     JACKSON NATIONAL SEPARATE ACCOUNT - I

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996




                                                                              Portfolios
                                               ----------------------------------------------------------------------------


                                                   JNL             JNL            JNL
                                                Aggressive       Capital         Global         JNL/Alger       JNL/Eagle
                                                  Growth          Growth        Equities          Growth       Core Equity
                                               ------------    ------------   ------------    ------------    -------------
ASSETS:

    Investments in JNL Series Trust,
      at market value
      (See schedule of investments)            $ 28,142,010    $ 35,439,496   $ 41,921,523    $ 36,776,807    $     892,695
    Due from Jackson National Life
      Insurance Company                             277,666         273,586        300,349         167,463              -
    Receivable for Investments Sold                   9,911           3,665          6,582           2,127               34
                                               ------------    ------------   ------------    ------------    -------------
            Total Assets                         28,429,587      35,716,747     42,228,454      36,946,397          892,729

LIABILITIES:

    Payable for Investments Purchased               277,666         273,586        300,349         167,463              -
    Due to Jackson National Life
      Insurance Company                               9,911           3,665          6,582           2,127               34
                                               ------------    ------------   ------------    ------------    -------------
            Total Liabilities                       287,577         277,251        306,931         169,590               34
                                               ------------    ------------   ------------    ------------    -------------

NET ASSETS                                     $ 28,142,010    $ 35,439,496   $ 41,921,523    $ 36,776,807    $     892,695
                                               ============    ============   ============    ============    =============

TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding                       2,355,530       2,985,668      3,090,234       3,310,810           84,895
                                               ============    ============   ============    ============    =============
Unit value (net assets divided by
      units outstanding)                       $     11.95     $      11.87   $      13.57    $      11.11    $       10.52
                                               ============    ============   ============    ============    =============

                                                                              Portfolios
                                              ----------------------------------------------------------------------------
                                                                JNL/Phoenix     JNL/Phoenix       PPM              PPM
                                                JNL/Eagle       Investment      Investment     America/JNL     America/JNL
                                                SmallCap         Counsel         Counsel       High Yield         Money
                                                 Equity          Balanced        Growth           Bond            Market
                                               ------------    ------------   ------------    ------------    -------------

ASSETS:

    Investments in JNL Series Trust,
      at market value
      (See schedule of investments)            $    789,875    $ 23,948,598   $ 22,240,202    $ 12,920,333    $  22,752,692
    Due from Jackson National Life
      Insurance Company                                 -           104,931        256,232         253,885          783,413
    Receivable for Investments Sold                      30           1,099            912           1,691              843
                                               ------------    ------------   ------------    ------------    -------------
            Total Assets                            789,905      24,054,628     22,497,346      13,175,909       23,536,948

LIABILITIES:

    Payable for Investments Purchased                   -           104,931        256,232         253,885          783,413
    Due to Jackson National Life
     Insurance Company                                   30          1,099             912           1,691              843
                                               ------------    ------------   ------------    ------------    -------------
            Total Liabilities                            30         106,030        257,144         255,576          784,256
                                               ------------    ------------   ------------    ------------    -------------

NET ASSETS                                     $    789,875    $ 23,948,598   $ 22,240,202    $ 12,920,333    $  22,752,692
                                               ============    ============   ============    ============    =============


TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding                          71,014       2,120,529      1,682,604       1,147,840        2,193,176
                                               ============    ============   ============    ============    =============
Unit value (net assets divided by
      units outstanding)                       $      11.12    $      11.29   $      13.22    $      11.26    $       10.37
                                               ============    ============   ============    ============    =============


                                                                              Portfolios
                                              ----------------------------------------------------------------------------

                                                                                                         T. Rowe
                                             PPM          Salomon       Salomon       T. Rowe         Price/JNL       T. Rowe
                                          America/JNL   Brothers/JNL   Brothers/JNL    Price/JNL     International   Price/JNL
                                              Value       Global      U.S. Gov't &    Established      Equity         Mid-Cap
                                             Equity         Bond      Quality Bond     Growth       Investment       Growth
                                         ------------  ------------   ------------  -------------  -------------   ------------
ASSETS:

    Investments in JNL Series Trust,
      at market value
      (See schedule of investments)      $17,266,864   $10,703,598    $ 9,319,515   $ 31,326,604   $ 24,034,289    $ 45,147,060
    Due from Jackson National Life
      Insurance Company                      110,290        58,862         26,556        212,122        170,174         280,259
    Receivable for Investments Sold           39,394         4,501          3,845         28,431          4,756           2,647
                                         -----------   -----------    -----------   ------------   ------------    ------------
            Total Assets                  17,416,548    10,766,961      9,349,916     31,567,157     24,209,219      45,429,966

LIABILITIES:

    Payable for Investments Purchased        110,290        58,862         26,556        212,122        170,174         280,259
    Due to Jackson National Life
      Insurance Company                       39,394         4,501          3,845         28,431          4,756           2,647
                                         -----------   -----------    -----------   ------------   ------------    ------------
            Total Liabilities                149,684        63,363         30,401        240,553        174,930         282,906
                                         -----------   -----------    -----------   ------------   ------------    ------------

NET ASSETS                               $17,266,864   $10,703,598    $ 9,319,515   $ 31,326,604   $ 24,034,289    $ 45,147,060
                                         ===========   ===========    ===========   ============   ============    ============

TOTAL NET ASSETS REPRESENTED BY:
Number of units outstanding                1,330,288       911,885        902,055      2,500,896      2,039,430       3,585,051
                                         ===========   ===========    ===========   ============   ============    ============
Unit value (net assets divided by
      units outstanding)                 $     12.98   $     11.74    $     10.33   $      12.53   $      11.78    $      12.59
                                         ===========   ===========    ===========   ============   ============    ============

See accompanying Notes to Financial Statements.

                      JACKSON NATIONAL SEPARATE ACCOUNT-I

                            STATEMENT OF OPERATIONS
                     For the Year ended December 31, 1996

                                                                           Portfolios
                                          --------------------------------------------------------------------------------------
                                               JNL           JNL           JNL                                        JNL/Eagle
                                           Aggressive      Capital        Global       JNL/Alger      JNL/Eagle      SmallCap
                                             Growth        Growth        Equities       Growth      Core Equity*       Equity*
                                          -----------   -----------    -----------    -----------   -------------    -----------
NET REALIZED GAIN FROM

  SALES OF INVESTMENTS:
    Proceeds from sales                   $1,725,784     $1,519,646    $ 1,727,384     $3,495,535    $  149,997      $  20,263
    Cost of investments sold               1,694,788      1,485,303      1,635,236      3,452,327       147,432         19,961
                                          ----------     ----------     ----------     ----------    ----------     ----------

    Net realized gain from                    30,996         34,343         92,148         43,208         2,565            302
      sales of investments

NET UNREALIZED GAIN
  ON INVESTMENTS:
    Unrealized gain beginning of year            620            554            891          2,552             -              -
    Unrealized gain end of year            1,151,235        375,378      2,911,351      2,302,486        12,728         48,839
                                          ----------     ----------     ----------     ----------    ----------     ----------
    Net unrealized gain on
      investments                          1,150,615        374,824      2,910,460      2,299,934        12,728         48,839
                                          ----------     ----------     ----------     ----------    ----------     ----------

NET GAIN ON INVESTMENTS                    1,181,611        409,167      3,002,608      2,343,142        15,293         49,141

EXPENSES:
    Administrative charge                     15,954         19,253         20,934         25,410           187            130
    Mortality and expense charge             132,954        160,441        174,451        211,746         1,561          1,085
                                          ----------     ----------     ----------     ----------    ----------     ----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS               $1,032,703     $  229,473     $2,807,223     $2,105,986    $   13,545     $   47,926
                                          ==========     ==========     ==========     ==========    ==========     ==========

                                                                           Portfolios
                                         ---------------------------------------------------------------------------------------
                                         JNL/Phoenix    JNL/Phoenix      PPM             PPM             PPM        Salomon
                                          Investment    Investment    America/JNL    America/JNL    America/JNL   Brothers/JNL
                                           Counsel       Counsel       High Yield      Money            Value        Global
                                          Balanced       Growth          Bond          Market          Equity         Bond
                                         ------------  ------------   -----------    ------------   -----------  ---------------
NET REALIZED GAIN FROM
  SALES OF INVESTMENTS:

    Proceeds from sales                   $1,932,806    $1,153,436     $1,028,968     $ 22,904,119  $  677,432   $    670,512
    Cost of investments sold               1,855,628     1,098,492        998,282       22,717,601     643,344        650,132
                                          ----------   ----------      ----------     ------------  -----------  ------------

    Net realized gain from                    77,178       54,944          30,686          186,518      34,088         20,380
      sales of investments

NET UNREALIZED GAIN
  ON INVESTMENTS:
    Unrealized gain beginning of year          1,640          301              12              393       1,099            494
    Unrealized gain end of year            1,374,742    1,086,316         741,120          263,414   1,518,174        497,123
                                          ----------   ----------      ----------     ------------  -----------  ------------
    Net unrealized gain on
      investments                          1,373,102    1,086,015         741,108          263,021   1,517,075        496,629
                                          ----------   ----------      ----------     ------------  -----------  ------------

NET GAIN ON INVESTMENTS                    1,450,280    1,140,959         771,794          449,539   1,551,163        517,009


EXPENSES:
    Administrative charge                     15,595       11,492           6,480           14,235       8,763          5,606
    Mortality and expense charge             129,959       95,771          53,997          118,627      73,025         46,718
                                          ----------   ----------      ----------     ------------  -----------  ------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS               $1,304,726   $1,033,696      $  711,317     $    316,677  $1,469,375   $    464,685
                                          ==========   ==========      ==========     ============  ==========   ============

                                                            Portfolios
                                        ---------------------------------------------------------------
                                                                           T. Rowe
                                           Salomon         T. Rowe        Price/JNL         T. Rowe
                                         Brothers/JNL     Price/JNL     International      Price/JNL
                                         U.S. Gov't &    Established       Equity           Mid-Cap
                                         Quality Bond      Growth        Investment         Growth
                                         ------------    -----------    --------------    -------------
NET REALIZED GAIN FROM
  SALES OF INVESTMENTS:

    Proceeds from sales                   $  657,699   $  1,530,489      $ 1,561,059       $ 3,355,426
    Cost of investments sold                 648,269      1,470,455        1,530,187         3,252,267
                                         -----------   ------------   --------------     -------------

    Net realized gain from                     9,430         60,034           30,872           103,159
      sales of investments

NET UNREALIZED GAIN
  ON INVESTMENTS:
    Unrealized gain beginning of year            111          3,012              671             1,039
    Unrealized gain end of year              271,639      2,490,988        1,273,843         3,539,268
                                         -----------   ------------   --------------     -------------
    Net unrealized gain on
      investments                            271,528      2,487,976        1,273,172         3,538,229
                                         -----------   ------------   --------------     -------------
NET GAIN ON INVESTMENTS                      280,958      2,548,010        1,304,044         3,641,388

EXPENSES:
    Administrative charge                      5,581         17,198           14,785            26,466
    Mortality and expense charge              46,511        143,319          123,213           220,554
                                         -----------   ------------   --------------     -------------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS               $  228,866   $  2,387,493      $ 1,166,046       $ 3,394,368
                                         ===========   ============   ==============     =============


*For the period from September 16, 1996 (commencement of operations) through December 31, 1996.

See accompanying Notes to Financial Statements.

                     JACKSON NATIONAL SEPARATE ACCOUNT - I

                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Periods ended December 31, 1996 and 1995

                                                                                         Portfolios
                                                       -------------------------------------------------------------------------
                                                                 JNL Aggressive                         JNL Capital
                                                                    Growth                                Growth
                                                       ---------------------------------      ----------------------------------
                                                                           Period from                            Period from
                                                                            October 16,                            October 16,
                                                         Year Ended          1995* to           Year Ended          1995* to
                                                         December 31,       December 31,        December 31,       December 31,
                                                           1996                1995                 1996              1995
                                                       --------------     --------------      ---------------     --------------
OPERATIONS:
    Net realized gain/(loss) from sales
      of investments                                $      30,996     $         216          $      34,343     $        -
    Net unrealized gain on investments                  1,150,615               620                374,824              554
    Administrative charge                                 (15,954)               (3)               (19,253)              (1)
    Mortality and expense charge                         (132,954)              (25)              (160,441)              (5)
                                                    -------------     -------------          -------------     ------------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                           1,032,703               808                229,473              548

NET DEPOSITS INTO SEPARATE ACCOUNT (NOTE 6)            27,068,440            40,059             35,193,609           15,866
                                                    -------------     -------------          -------------     ------------

    Increase in net assets                             28,101,143            40,867             35,423,082           16,414

NET ASSETS:
BEGINNING OF PERIOD                                        40,867               -                   16,414              -
                                                    -------------     -------------          -------------     ------------
END OF PERIOD                                       $  28,142,010     $      40,867          $  35,439,496     $     16,414
                                                    =============     =============          =============     ============


                                                                                 Portfolios
                                               -------------------------------------------------------------------------------
                                                          JNL Global                       JNL/Alger              JNL/Eagle
                                                           Equities                          Growth              Core Equity
                                               --------------------------------- ------------------------------- -------------
                                                                   Period from                    Period from       Period
                                                                   October 16,                    October 16,     September 16,
                                                  Year Ended        1995* to        Year Ended      1995* to        1996* to
                                                 December 31,      December 31,    December 31,   December 31,     December 31,
                                                     1996             1995            1996           1995             1996
                                               --------------    --------------  ---------------  --------------  -------------
OPERATIONS:
    Net realized gain/(loss) from sales
      of investment                            $      92,148     $       1      $     43,208     $     201        $     2,565
    Net unrealized gain on investments             2,910,460           891         2,299,934         2,552             12,728
    Administrative charge                            (20,934)           (3)          (25,410)           (6)              (187)
    Mortality and expense charge                    (174,451)          (22)         (211,746)          (49)            (1,561)
                                               -------------     ---------      ------------     ---------        -----------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                      2,807,223           867         2,105,986         2,698             13,545

NET DEPOSITS INTO SEPARATE ACCOUNT (NOTE 6)       39,064,248        49,185        34,548,799       119,324            879,150
                                               -------------     ---------      ------------     ---------        -----------

    Increase in net assets                        41,871,471        50,052        36,654,785       122,022            892,695

NET ASSETS:
BEGINNING OF PERIOD                                   50,052             -           122,022           -                  -
                                               -------------     ---------      ------------     ---------        -----------
END of period                                  $  41,921,523     $  50,052      $ 36,776,807     $ 122,022        $   892,695
                                               =============     =========      ============     =========        ===========


                                                                                 Portfolios
                                               -------------------------------------------------------------------------------
                                                  JNL/Eagle         JNL/Phoenix Investment          JNL/Phoenix Investment
                                               SmallCap Equity         Counsel Balanced                  Counsel Growth
                                               ---------------    ------------------------------- ----------------------------
                                                Period from                       Period from                     Period from
                                                September 16,                      October 16,                     October 16,
                                                  1996* to  [B      Year Ended       1995* to       Year Ended       1995* to
                                                December 31,      December 31,    December 31,     December 31,    December 31,
                                                     1996             1996             1996            1995            1995
                                               --------------    --------------  ---------------- --------------  -------------
OPERATIONS:
    Net realized gain/(loss) from sales of
      investments                              $        302     $      77,178     $       (5)     $       54,944    $      -
    Net unrealized gain on investments               48,839         1,373,102          1,640           1,086,015           301
    Administrative charge                              (130)          (15,595)            (5)            (11,492)           (1)
    Mortality and expense charge                     (1,085)         (129,959)           (46)            (95,771)           (7)
                                               ------------     -------------     ----------      --------------    ----------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                        47,926         1,304,726          1,584           1,033,696           293

NET DEPOSITS INTO SEPARATE ACCOUNT (NOTE 6)         741,949        22,510,825        131,463          21,200,464         5,749
                                               ------------     -------------     ----------      --------------    ----------

    Increase in net assets                          789,875        23,815,551        133,047          22,234,160         6,042

NET ASSETS:
BEGINNING OF PERIOD                                     -              33,047            -                 6,042            -
                                               ------------     -------------     ----------      --------------    ----------
END OF PERIOD                                  $    789,875     $  23,948,598     $  133,047      $   22,240,202    $    6,042
                                               ============     =============     ==========      ==============    ==========


*Commencement of operations.

See accompanying Notes to Financial Statements.

                     JACKSON NATIONAL SEPARATE ACCOUNT - 1

                For the Periods ended December 31, 1996 and 1995

                                  Portfolios
-------------------------------------------------------------------------------------------------------------------------------
                                            PPM America/JNL                PPM America/JNL               PPM America/JNL
                                            High Yield Bond                  Money Market                   Value Equity
                                            ----------------                ----------------               ----------------
                                                     Period from                      Period from                   Period from
                                                     October 16,                      October 16,                   October 16,
                                       Year Ended     1995* to         Year Ended       1995* to      Year Ended      1995* to
                                       December 31,   December 31,       December 31,  December 31,     December 31,  December 31,
                                          1996           1995               1996           1995            1996          1995
                                       ------------   ------------       ------------  ------------     ------------  ------------
OPERATIONS:
  Net realized gain/(loss) from sales $    30,686      $         -         $186,518      $        -       $   34,088   $         6
  of investments                          741,108               12          263,021             393        1,517,075         1,099
  Net unrealized gain on investments       (6,480)               -          (14,235)            (11)          (8,763)           (4)
  Administration charge                   (53,997)              (1)        (118,627)            (90)         (73,025)          (34)
  Mortality and expense charge           ---------        ---------          -------        --------       ----------     ---------

INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS             711,317               11          316,677             292        1,469,375         1,067

NET DEPOSITS INTO SEPARATE ACCOUNT     12,208,005            1,000          146,579         146,287       15,755,729        40,693
(NOTE 6)                               ----------          -------       ----------         -------       ----------       -------
     Increase in net assets            12,919,322            1,011       22,606,113         146,579       17,225,104        41,760


NET ASSETS:
Beginning of period                         1,011                -       22,289,436               -           41,760             -
                                       ----------          --------     -----------        --------       ----------       --------

End of period                         $12,920,333           $1,011       22,752,692        $146,579     $ 17,266,864       $41,760
                                       ==========           ======       ==========        ========     ============       =======


                                     Salmon Brothers/JNL               Salomon Brothers/JNL               T. Rowe Price/JNL
                                       Global Bond                   U.S. Gov't & Quality Bond            Established Growth
                                     -------------------             -------------------------            ------------------
                                                   Period from                      Period from                   Period from
                                                    October 16,                      October 16,                   October 16,
                                      Year Ended     1995* to         Year Ended       1995* to      Year Ended      1995* to
                                      December 31,   December 31,       December 31,  December 31,     December 31,  December 31
                                        1996           1995               1996           1995            1996          1995
                                      ------------   ------------       ------------  ------------     ------------  -----------
OPERATIONS:
 Net realized gain/(loss) from sales $     20,380     $         12      $     9,430     $         -    $      60,034      $     4
  of investments
 Net unrealized gain on investments       496,629              494          271,528             111        2,487,976        3,012
 Administration charge                     (5,606)              (2)          (5,581)             (1)         (17,198)          (8)
 Mortality and expense charge             (46,718)             (13)         (46,511)             (9)        (143,319)         (68)
                                       ----------     ------------       ------------    -----------    ------------      ---------
 INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS             464,685              491          228,866             101        2,387,493        2,940

NET DEPOSITS INTO SEPARATE ACCOUNT     10,206,357           32,065        9,077,627          12,921       28,829,643      106,528
(NOTE 6)                               ----------       -----------       ------------    -----------      ----------     ---------
     Increase in net assets            10,671,042           32,556        9.306,493          13,022       31,217,136      109,468


NET ASSETS:                                32,556                -           13,022               -          109,468            -
BEGINNING OF PERIOD                  ------------     ------------       ------------     ----------     -----------     ---------


END OF PERIOD                          10,703,598           32,556        9,319,515          13,022       31,326,604       109,468
                                     ============     ============       ============     ==========     ============    =========


                                                               Period from                     Period from
                                                               October 16,                     October 16,
                                                Year Ended     1995* to         Year Ended       1995* to
                                                December 31,   December 31,       December 31,  December 31,
                                                   1996           1995               1995           1996
                                                ------------   ------------       ------------  ------------
OPERATIONS:
  Net realized gain/(loss) from sales           $    30,872    $          -        $  103,159    $          -
  of investments
  Net unrealized gain on investments              1,273,172             671         3,538,229           1,039
  Administration charge                             (14,785)             (2)          (26,466)             (3)
  Mortality and expense charge                     (123,213)            (19)         (220,554)            (26)
                                                -----------    ------------         ---------     -----------
INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                     1,166,046             650         3,394,368           1,010

NET DEPOSITS INTO SEPARATE ACCOUNT               22,835,756          31,837        41,699,598          52,084
(NOTE 6)                                        -----------    ------------       -----------      -----------

     Increase in net assets


NET ASSETS:
BEGINNING OF PERIOD                                  32,487               -            53,094               -
                                                -----------    ------------      ------------      ------------

END OF PERIOD                                   $24,034,289    $     32,487      $ 45,147,060      $   53,094
                                                ===========    ============      ============      ============


                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


NOTE 1 - ORGANIZATION

      Jackson National Life Insurance Company ("JNL") established Jackson National Separate Account - I (the "Separate Account") on June 14, 1993. The Separate Account commenced operations on October 16, 1995 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for individual flexible premium variable annuity contracts issued by JNL.
      The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains sixteen Portfolios, each of which invests in the following series of the JNL Series Trust:

           JNL Aggressive Growth Series
           JNL Capital Growth Series
           JNL Global Equities Series
           JNL/Alger Growth Series
           JNL/Eagle Core Equity Series
           JNL/Eagle SmallCap Equity Series
           JNL/Phoenix Investment Counsel Balanced Series
           JNL/Phoenix Investment Counsel Growth Series
           PPM America/JNL High Yield Bond Series
           PPM America/JNL Money Market Series
           PPM America/JNL Value Equity Series
           Salomon Brothers/JNL Global Bond Series
           Salomon Brothers/JNL U.S. Government & Quality Bond Series
           T. Rowe Price/JNL Established Growth Series
           T. Rowe Price/JNL International Equity Investment Series
           T. Rowe Price/JNL Mid-Cap Growth Series


NOTE - 2  SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

      Investments

          The Separate Account's investments in the series of the JNL Series Trust are stated at the net asset values of the respective series. The average cost method is used in determining the cost of the shares sold on withdrawals by the Separate Account. Fund share transactions are recorded on trade date (same as settlement date). The series follow the accounting practice known as consent dividending, whereby all of its net investment income and realized gains are treated as being distributed daily to the Separate Account and are immediately reinvested in the series.

      Federal Income Taxes

          The operations of the Separate Account are included in the federal income tax return of JNL, which is taxed as a "life insurance company" under the provisions of the Internal Revenue Code. JNL anticipates no tax liability resulting from the operations of the Separate Account. Therefore, no federal income tax has been provided.


NOTE 3 - POLICY CHARGES

      Charges are deducted from the Separate Account to compensate JNL for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contract.

      Contract Maintenance Charge

          An annual contract maintenance charge of $35 is charged against each contract to reimburse JNL for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs on or prior to the annuity date. The charge is deducted by redeeming units. For the year ended December 31, 1996, $2,400 in contract maintenance charges were assessed.

      Transfer Fee Charge

          A transfer fee of $25 will apply to transfers in excess of 15 transfers in a contract year. JNL may waive the transfer fee in connection with pre-authorized automatic transfer programs, or in those states where a lesser fee is required.

          This fee will be deducted from contract values which remain in the portfolio(s) from which the transfers were made. If such remaining contract value is insufficient to pay the transfer fee, then the fee will be deducted from transferred contract values. For the year ended December 31, 1996, no transfer fees were assessed.

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)




NOTE 3 - POLICY CHARGES - CONTINUED

      Surrender or Contingent Deferred Sales Charge

          During the first contract years, certain contracts include a provision for a charge upon the surrender or partial surrender of the contract. The amount assessed under the contract terms, if any, depends upon the cost associated with distributing the particular contracts. The amount, if any, depends on a number of factors, including the amount withdrawn, the contract year of surrender, or the number and amount of withdrawals in a calendar year. For the year ended December 31, 1996, $71,709 in surrender charges were assessed.

      Administration Charge

          JNL deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse JNL for administrative expenses related to the Separate Account and the issuance and maintenance of contracts.

      Mortality and Expense Charge

          A daily charge is made for the mortality and expense risks assumed by JNL. JNL deducts a daily charge from the net assets of the Separate Account equivalent to an annual rate of 1.25% for the assumption of mortality and expense risks. The mortality risk assumed by JNL is that the insured may receive benefits greater than those anticipated by JNL. The expense risk assumed by JNL is that the costs of administering the contracts of the Separate Account will exceed the amount received from the Administration Charge and the Contract Maintenance Charge.

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)




NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

For the period ended December 31, 1996, purchases and proceeds from sales of investments in the JNL Series Trust were as follows:


                                                                                        PROCEEDS
                                                                      PURCHASES        FROM SALES
JNL SERIES TRUST:                                                 ----------------  ----------------
-----------------
JNL Aggressive Growth                                             $     28,647,165  $     1,725,784
JNL Capital Growth                                                      36,535,310        1,519,646
JNL Global Equities                                                     40,596,245        1,727,384
JNL/Alger Growth                                                        37,807,173        3,495,535
JNL/Eagle Core Equity                                                    1,027,399          149,997
JNL/Eagle SmallCap Equity                                                  760,997           20,263
JNL/Phoenix Investment Counsel Balanced                                 24,298,072        1,932,806
JNL/Phoenix Investment Counsel Growth                                   22,246,637        1,153,436
PPM America/JNL High Yield Bond                                         13,176,496        1,028,968
PPM America/JNL Money Market                                            45,097,949       22,904,119
PPM America/JNL Value Equity                                            16,351,371          677,432
Salomon Brothers/JNL Global Bond                                        10,824,543          670,512
Salomon Brothers/JNL U.S. Government & Quality Bond                      9,683,233          657,699
T. Rowe Price/JNL Established Growth                                    30,199,611        1,530,489
T. Rowe Price/JNL International Equity Investment                       24,258,816        1,561,059
T. Rowe Price/JNL Mid-Cap Growth                                        44,811,602        3,355,426

                     JACKSON NATIONAL SEPARATE ACCOUNT - I
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 5 - ACCUMULATION OF UNIT ACTIVITY

The following is a reconciliation of the accumulation of unit activity for the periods ended December 31, 1996 and 1995:


                                               UNITS                             UNITS                               UNITS
                                             OUTSTANDING  UNITS       UNITS    OUTSTANDING  UNITS       UNITS     OUTSTANDING
                                             AT 10/16/95  ISSUED    REDEEMED   AT 12/31/95  ISSUED    REDEEMED    AT 12/31/96
                                             ----------   ------    --------   -----------  ------    --------    -----------
PORTFOLIO:
JNL Aggressive Growth                                -      4,794        (786)     4,008  2,489,793    (138,271)    2,355,530

JNL Capital Growth                                   -      1,587           -      1,587  3,099,665    (115,584)    2,985,668

JNL Global Equities                                  -      4,778           -      4,778  3,207,085    (121,629)    3,090,234

JNL/Alger Growth                                     -     13,268        (983)    12,285  3,610,116    (311,591)    3,310,810

JNL/Eagle Core Equity                                -          -           -          -     99,222     (14,327)       84,895

JNL/Eagle SmallCap Equity                            -          -           -          -     72,877      (1,863)       71,014

JNL/Phoenix Investment Counsel Balanced              -     13,361        (490)    12,871  2,271,164    (163,506)    2,120,529

JNL/Phoenix Investment Counsel Growth                -        572          (1)       571  1,763,677     (81,644)    1,682,604

PPM America/JNL High Yield Bond                      -        100           -        100  1,238,600     (90,860)    1,147,840

PPM America/JNL Money Market                         -     19,600      (4,992)    14,608  4,391,649  (2,213,081)    2,193,176

PPM America/JNL Value Equity                         -      4,064        (120)     3,944  1,375,629     (49,285)    1,330,288

Salomon Brothers/JNL Global Bond                     -      3,226         (98)     3,128    963,549     (54,792)      911,885

Salomon Brothers/JNL U.S. Government & Quality Bond  -      1,275           -      1,275    960,739     (59,959)      902,055

T. Rowe Price/JNL Established Growth                 -     10,866        (302)    10,564  2,609,100    (118,768)    2,500,896

T. Rowe Price/JNL International Equity Investment    -      3,096           -      3,096  2,162,647    (126,313)    2,039,430

T. Rowe Price/JNL Mid-Cap Growth                     -      5,120           -      5,120  3,846,339    (266,408)    3,585,051

                    JACKSON NATIONAL SEPARATE ACCOUNT - I
                  Notes to Financial Statements (continued)


NOTE 6 - RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT

Deposits into the Separate Account purchase shares of the JNL Series Trust.
Net deposits represent the amounts available for investment in such shares after the deduction of applicable policy charges. The following is a summary of net deposits made for the periods ended, December 31, 1996 and 1995:


                                                                                    Portfolios
                                  --------------------------------------------------------------------------------------------------
                                        JNL Aggressive                    JNL Capital               JNL Global           JNL/Alger
                                            Growth                          Growth                    Equities            Growth
                                  ---------------------------- ---------------------------- ------------------------- --------------
                                                 Period from                    Period from               Period from
                                                 October 16,                    October 16,               October 16,
                                    Year Ended     1995* to      Year Ended      1995* to    Year Ended    1995* to     Year Ended
                                    December 31,  December 31,   December 31,   December 31, December 31,  December 31, December 31,
                                        1996          1995           1996          1995          1996        1995         1996
                                  --------------  ------------   ------------   -----------  ------------  -----------  ------------
Proceeds from units issue         $  27,543,128   $  48,063    $  35,519,102  $  15,872     $  39,106,636   $ 49,185  $36,756,292)
Value of units redeemed              (1,145,314)     (8,004)        (975,072)        (6)       (1,240,848)      -      (2,573,647)
Transfers between funds and
  general account                       676,383        -             653,800       -            1,204,468       -         376,063
                                  -------------   ---------    -------------  ---------     -------------   --------  -----------
Total gross deposits net of
  transfers to general account       27,074,197      40,059       35,197,830     15,866        39,070,256     49,185   34,558,708


DEDUCTIONS:
Policyholder charges                      5,757        -               4,221       -                6,008       -           9,909
                                  -------------   ---------    -------------  ---------     -------------   --------  -----------


Net deposits from policyholders   $  27,068,440   $  40,059    $  35,193,609  $  15,866     $  39,064,248   $ 49,185  $34,548,799
                                  =============   =========    =============  =========     =============   ========  ===========

                                                                                    Portfolios
                                  --------------------------------------------------------------------------------------------------

                                      JNL/Alger     JNL/Eagle        JNL/Eagle     JNL/Phoenix Investment    JNL/Phoenix Investment
                                        Growth     Core Equity    SmallCap Equity     Counsel Balanced         Counsel Growth
                                    ------------  ------------   ----------------  ----------------------  ------------------------
                                    Period from    Period from     Period from                Period from               Period from
                                    October 16,    September 16,   September 16,              October 16,               October 16,
                                      1995* to      1996* to       1996* to    Year Ended       1995* to    Year Ended    1995* to
                                    December 31,  December 31,   December 31, December 31,    December 31, December 31, December 31,
                                         1995         1996            1996        1996             1995         1996       1995
                                    ------------  ------------   ------------ ------------- -------------- ------------ ------------
Proceeds from units issue         $     129,147   $1,021,518   $     750,702  $23,509,961   $     136,362   $21,442,640  $  5,756
Value of units redeemed                  (9,823)    (148,208)        (18,081)  (1,217,837)         (4,899)     (796,160)       (7)
Transfers between funds and
  general account                          -           5,840           9,328      227,388            -          560,800      -
                                  -------------   ----------   -------------  -----------   -------------   -----------  --------
Total gross deposits net of             119,324      879,150         741,949   22,519,512         131,463    21,207,280     5,749
  transfers to general account


DEDUCTIONS:
Policyholder charges                       -            -               -           8,687            -            6,816      -
                                  -------------   ----------   -------------  -----------   -------------   -----------  --------


Net deposits from policyholders   $     119,324   $  879,150   $     741,949  $22,510,825   $     131,463   $21,200,464  $  5,749
                                  =============   ==========   =============  ===========   =============   ===========  ========

* Commencement of operations

                    JACKSON NATIONAL SEPARATE ACCOUNT - 1
                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 6 - RECONCILIATION OF GROSS AND NET DEPOSITS INTO THE SEPARATE ACCOUNT (CONTINUED)

                                                                      Portfolios
                                ---------------------------------------------------------------------------------------
                                       PPM America/JNL             PPM America/JNL                PPM America/JNL
                                       High Yield Bond               Money Market                  Value Equity
                                ---------------------------   ---------------------------   ---------------------------
                                                Period from                  Period from                   Period from
                                                October 16,                   October 16,                   October 16,
                                 Year Ended      1995* to      Year Ended      1995* to      Year Ended      1995* to
                                December 31,    December 31,  December 31,   December 31,   December 31,   December 31,
                                     1996          1995          1996           1995           1996           1995
                                ------------    ------------  ------------   ------------   ------------   ------------
Proceeds from units issued      $  12,260,162    $ 1,000      $  43,127,416    $  196,208   $  15,632,015     $  41,909
Value of units redeemed              (815,925)      -           (14,310,306)      (49,921)       (411,373)       (1,216)
Transfers between funds and
  general account                     766,118       -            (6,523,796)         -            537,691          -
                                -------------    -------      -------------    ----------   -------------     ---------

Total gross deposits net of
  transfers to general account     12,210,355      1,000         22,293,314       146,287      15,758,333        40,693


DEDUCTION:
Policyholder charges                    2,350       -                 3,878          -              2,604          -
                                -------------    -------      -------------    ----------   -------------     ---------
Net deposits from policyholders $  12,208,005    $ 1,000      $  22,289,436    $  146,287   $  15,755,729     $  40,693
                                =============    =======      =============    ==========   =============     =========

                                                                      Portfolios
                                ---------------------------------------------------------------------------------------
                                    Salomon Brothers/JNL          Salomon Brothers/JNL           T. Rowe Price/JNL
                                         Global Bond           U.S. Gov't & Quality Bond        Established Growth
                                 ---------------------------  ---------------------------  ----------------------------
                                                Period from                  Period from                   Period from
                                                October 16,                   October 16,                   October 16,
                                  Year Ended     1995* to     Year Ended      1995* to      Year Ended      1995* to
                                  December 31,  December 31,  December 31,   December 31,  December 31,   December 31,
                                      1996         1995           1996           1995           1996         1995
                                --------------  ------------  ------------   ------------  ------------   ------------
Proceeds from units issued      $  10,448,311    $33,080    $  9,278,322    $   12,921   $  29,052,257     $ 109,565
Value of units redeemed             (486,567)     91,015        (469,196)         -         (1,202,924)       (3,037)
Transfers between funds and
  general account                    246,760        -            271,425          -            988,000          -
                                ------------     -------    ------------    ----------   -------------     ---------
Total gross deposits net of
  transfers to general account    10,208,504      32,065       9,080,551        12,921      28,837,333       106,528


DEDUCTION:
Policyholder charges                   2,147        -              2,924          -              7,690          -
                                ------------     -------    ------------    ----------   -------------     ---------

Net deposits from policyholders $ 10,206,357     $32,065    $  9,077,627    $   12,921   $  28,829,643     $ 106,528
                                ============     =======    ============    ==========   =============     =========


                                                        Portfolios
                                ----------------------------------------------------------
                                      T. Rowe Price/JNL              T. Rowe Price/JNL
                                     International Equity             Mid-Cap Growth
                                ----------------------------   ---------------------------
                                                Period from                   Period from
                                                October 16,                   October 16,
                                   Year Ended    1995* to      Year Ended       1995* to
                                  December 31,  December 31,   December 31,   December 31,
                                      1996          1995         1996            1995
                                --------------  ------------   ------------   ------------
Proceeds from units issued      $  23,348,962    $31,837    $ 43,089,505    $   52,084
Value of units redeemed            (1,329,874)      -         (2,671,376)         -
Transfers between funds and
  general account                     820,933       -          1,288,321          -
                                -------------    -------    ------------    ----------
Total gross deposits net of
  transfers to general account     22,840,021     31,837      41,706,450        52,084


DEDUCTION:
Policyholder charges                    4,265       -              6,852          -
                                -------------    -------    ------------    ----------

Net deposits from policyholders $  22,835,756    $31,837    $ 41,699,598    $   52,084
                                =============    =======    ============    ==========


*Commencement of operations

                     JACKSON NATIONAL SEPARATE ACCOUNT - I

                            SCHEDULE OF INVESTMENTS
                               December 31, 1996



                                                            NUMBER                      MARKET
                                                          OF SHARES           COST       VALUE
JNL SERIES TRUST:                                         ----------    ------------ ------------
-----------------
JNL Aggressive Growth                                      2,103,289    $ 26,990,775 $ 28,142,010

JNL Capital Growth                                         2,450,864      35,064,118   35,439,496

JNL Global Equities                                        2,757,995      39,010,172   41,921,523

JNL/Alger Growth                                           3,295,413      34,474,321   36,776,807

JNL/Eagle Core Equity                                         84,058         879,967      892,695

JNL/Eagle SmallCap Equity                                     68,506         741,036      789,875

JNL/Phoenix Investment Counsel Balanced                    2,009,111      22,573,856   23,948,598

JNL/Phoenix Investment Counsel Growth                      1,565,109      21,153,886   22,240,202

PPM America/JNL High Yield Bond                            1,210,903      12,179,213   12,920,333

PPM America/JNL Money Market                              22,752,692      22,489,278   22,752,692

PPM America/JNL Value Equity                               1,190,818      15,748,690   17,266,864

Salomon Brothers/JNL Global Bond                           1,006,924      10,206,474   10,703,598

Salomon Brothers/JNL U.S. Government & Quality Bond          913,678       9,047,876    9,319,515

T. Rowe Price/JNL Established Growth                       2,494,156      28,835,616   31,326,604

T. Rowe Price/JNL International Equity Investment          1,989,593      22,760,446   24,034,289

T. Rowe Price/JNL Mid-Cap Growth                           3,032,039      41,607,792   45,147,060



See accompanying Notes to Financial Statements

CONSOLIDATED BALANCE SHEET
                                (In thousands)

December 31,                                                                                               1996             1995
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Cash and short-term investments                                                                     $     660,246    $      88,088
  Fixed maturities held to maturity, at amortized cost
    (market value: 1996, $4,160,485; 1995, $4,199,528)                                                    4,168,277        4,118,883
  Investments available for sale, at market value:
    Fixed maturities (amortized cost: 1996, $19,796,064; 1995, $18,248,600)                              20,225,507       19,252,534
    Equities (cost: 1996, $156,767; 1995, $191,908)                                                         202,442          236,095
  Mortgage loans                                                                                            843,860          174,463
  Policy loans                                                                                              594,962          527,041
  Other invested assets                                                                                     118,662           45,567
------------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS                      26,813,956       24,442,671
------------------------------------------------------------------------------------------------------------------------------------
  Accrued investment income                                                                                 338,099          327,022
  Deferred acquisition costs                                                                              1,231,388          891,355
  Variable annuity assets                                                                                   369,569              761
  Reinsurance recoverable                                                                                   155,451          145,333
  Value of acquired insurance in force                                                                      183,284          196,563
  Deferred income taxes                                                                                     131,470           63,287
  Other assets                                                                                               75,373           67,862
------------------------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL ASSETS                   $  29,298,590    $  26,134,854
====================================================================================================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
  Policy reserves and liabilities:
    Reserves for future policy benefits                                                               $     624,733    $     612,636
    Deposits on investment contracts                                                                     24,021,621       22,836,811
    Guaranteed investment contracts                                                                       1,464,010          100,080
    Other policyholder funds                                                                                 16,098           20,215
    Claims payable                                                                                          139,617          130,067
  Variable annuity liabilities                                                                              369,569              761
  Liability for guaranty fund assessments                                                                    89,104           94,853
  Income taxes currently payable to Parent                                                                  140,364          102,047
  Other liabilities                                                                                         419,523          344,149
------------------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL LIABILITIES                      27,284,639       24,241,619
------------------------------------------------------------------------------------------------------------------------------------
Stockholder's Equity
  Capital stock, $1.15 par value; authorized 50,000 shares;
    outstanding 12,000 shares                                                                                13,800           13,800
  Additional paid-in capital                                                                                648,982          603,982
  Net unrealized gain on debt and equity securities
    available for sale, net of tax of $97,155 in 1996
     and $209,937 in 1995                                                                                   180,432          389,883
  Retained earnings                                                                                       1,170,737          885,570
------------------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL STOCKHOLDER'S EQUITY                       2,013,951        1,893,235
------------------------------------------------------------------------------------------------------------------------------------
                                         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $  29,298,590    $  26,134,854
====================================================================================================================================



         See accompanying notes to consolidated financial statements.

         forty

CONSOLIDATED INCOME STATEMENT
                                (IN THOUSANDS)

Years Ended December 31,                                                1996            1995            1994
---------------------------------------------------------------------------------------------------------------
REVENUES
   Premiums and other considerations                               $    292,448    $    310,231    $    303,759
   Net investment income                                              1,997,032       1,836,372       1,617,557
   Net realized investment gains (losses)                                18,573          84,626         (18,820)
   Fee income:
     Mortality charges                                                  123,245         128,695         115,460
     Surrender charges                                                   64,933          54,380          42,168
     Expense charges                                                     20,641          20,308          20,349
     Variable annuity fees                                                4,063              --              --
---------------------------------------------------------------------------------------------------------------
   Total fee income                                                     212,882         203,383         177,977
   Other income                                                          28,741           8,768           8,542
---------------------------------------------------------------------------------------------------------------
                                             TOTAL REVENUES           2,549,676       2,443,380       2,089,015
---------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
   Death benefits                                                       282,973         281,011         247,310
   Interest credited on deposit liabilities                           1,449,852       1,379,435       1,266,497
   Increase in reserves, net of reinsurance recoverables                  3,568          43,680          62,206
   Other policyholder benefits                                           14,446          17,511          11,496
   Commissions                                                          232,901         214,060         229,261
   General and administrative expenses                                  147,644         127,020          95,042
   Taxes, licenses and fees                                              23,535          56,472          45,334
   Deferral of acquisition costs                                       (262,351)       (227,093)       (220,633)
   Amortization of acquisition costs                                    175,062         142,308         144,506
   Amortization of insurance in force                                    13,279          12,379          11,464
---------------------------------------------------------------------------------------------------------------
                                             TOTAL BENEFITS
                                             AND EXPENSES             2,080,909       2,046,783       1,892,483
---------------------------------------------------------------------------------------------------------------
     Pretax income                                                      468,767         396,597         196,532
   Income tax expense                                                  (164,100)       (140,000)        (41,450)
---------------------------------------------------------------------------------------------------------------
                                                 NET INCOME        $    304,667    $    256,597    $    155,082
===============================================================================================================



         See accompanying notes to consolidated financial statements.

                                                            forty-one

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY

                                (In thousands)

December 31,                                                  1996           1995           1994
--------------------------------------------------------------------------------------------------
CAPITAL STOCK
Beginning and end of year                              $     13,800    $     13,800    $    13,800
--------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
Beginning of year                                           603,982         603,982        603,982
  Capital contributions                                      45,000              --             --
--------------------------------------------------------------------------------------------------
End of year                                                 648,982         603,982        603,982
--------------------------------------------------------------------------------------------------
UNREALIZED GAIN (LOSS) ON INVESTMENTS
Beginning of year                                           389,883        (353,692)        22,027
  Net effect of adoption of SFAS 115 (See Note 2)                --              --        321,547
  Change in market value of investments
    available for sale, net of taxes and
    related deferred acquisition costs                     (209,451)        743,575       (697,266)
--------------------------------------------------------------------------------------------------
End of year                                                 180,432         389,883       (353,692)
--------------------------------------------------------------------------------------------------
RETAINED EARNINGS
Beginning of year                                           885,570         648,473        512,891
  Net income                                                304,667         256,597        155,082
  Dividends paid to stockholder                             (19,500)        (19,500)       (19,500)
--------------------------------------------------------------------------------------------------
End of year                                               1,170,737         885,570        648,473
--------------------------------------------------------------------------------------------------
                         TOTAL STOCKHOLDER'S EQUITY    $  2,013,951    $  1,893,235    $   912,563
==================================================================================================


         See accompanying notes to consolidated financial statements.

         forty-two

CONSOLIDATED STATEMENT OF CASH FLOWS

                                (In thousands)

Years Ended December 31,                                                 1996              1995         1994
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                     $   304,667       $   256,597     $    155,082
     Adjustments to reconcile net income to net cash
     provided by operating activities:
        Net realized investment (gains) losses                        (18,573)          (84,626)          18,820
        Interest credited on deposit liabilities                    1,449,852         1,379,435        1,266,497
        Other charges                                                (212,882)         (203,383)        (177,977)
        Amortization of discount and premium on investments           (55,808)          (32,261)         (32,411)
     Change in:
        Deferred income taxes                                          44,600              (364)           6,105
        Accrued investment income                                     (11,077)          (15,469)         (12,634)
        Deferred acquisition costs                                    (87,289)          (84,785)         (76,127)
        Value of acquired insurance in force                           13,279            12,379           11,464
        Income taxes currently payable to Parent                       38,317            58,672          (52,997)
        Other assets and liabilities, net                             (90,724)           91,116           71,962
----------------------------------------------------------------------------------------------------------------
   NET CASH PROVIDED BY OPERATING ACTIVITIES                        1,374,362         1,377,311        1,177,784
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales of:
     Fixed maturities and equities available for sale               3,281,105         2,994,755        4,438,513
     Mortgage loans                                                    16,360             3,840            4,690
  Principal repayments, maturities, calls and redemptions:
     Available for sale                                             1,052,506           257,793        1,725,628
     Held to maturity                                                 465,862           289,266          211,878
  Purchases of:
     Fixed maturities and equities available for sale              (5,716,350)       (4,782,081)      (6,947,423)
     Fixed maturities held to maturity                               (557,749)       (1,050,039)      (1,666,176)
     Mortgage loans                                                  (685,938)         (140,379)          (2,040)
----------------------------------------------------------------------------------------------------------------
  NET CASH USED BY INVESTING ACTIVITIES                            (2,144,204)       (2,426,845)      (2,234,930)
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                       4,198,094         2,589,863        2,491,506
     Withdrawals                                                   (2,540,112)       (1,713,037)      (1,159,070)
     Net transfers to separate accounts                              (341,482)             (748)              --
  Payment of cash dividends to Parent                                 (19,500)          (19,500)         (19,500)
  Capital contribution from Parent                                     45,000                --               --
----------------------------------------------------------------------------------------------------------------
  NET CASH PROVIDED BY FINANCING ACTIVITIES                         1,342,000           856,578        1,312,936
----------------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN CASH
  AND SHORT-TERM INVESTMENTS                                          572,158          (192,956)         255,790
  CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD                 88,088           281,044           25,254
----------------------------------------------------------------------------------------------------------------
  CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD                  $   660,246       $    88,088     $    281,044
================================================================================================================


         See accompanying notes to consolidated financial statements.

                                                          forty-three

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

1. NATURE OF OPERATIONS

Jackson National Life Insurance Company, Inc. (the "Company" or "JNL") is a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke Life" or the "Parent") and is ultimately a wholly owned subsidiary of Prudential Corporation plc ("Prudential"), London, England. JNL is licensed to sell individual annuity products, including immediate and deferred annuities, variable annuities, guaranteed investment contracts ("GICs"), and individual life insurance products in 49 states and the District of Columbia.

The accompanying consolidated financial statements include JNL and its wholly owned subsidiaries, First Jackson National Life Insurance Company, an insurance company; Chrissy Corporation, an advertising agency; Jackson National Financial Services, Inc., an investment advisor and broker dealer, and Jackson National Life Distributors, Inc., a limited broker dealer. The Company also consolidates Jackson National Compania De Seguros De Vida S.A. ("Argentina"), a life insurance company of which the Company retains 90% of the common stock.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany accounts and transactions are eliminated in consolidation. Certain 1995 and 1994 amounts have been reclassified to conform with the current year presentation.

The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

INVESTMENTS

Cash and short-term investments primarily include cash, commercial paper, and money market instruments. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less, and are considered cash equivalents for reporting cash flows.

Fixed maturities (including bonds, notes, redeemable preferred stocks, and mortgage-backed securities) available for sale and common stocks and non-redeemable preferred stocks are carried at aggregate market value, with changes in unrealized gains or losses, net of tax and the effect on deferred acquisition costs, credited or charged directly to stockholder's equity. Fixed maturities which the Company has the intent and ability to hold to maturity are reported at amortized cost. The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," as of January 1, 1994. The cumulative effect of implementing SFAS 115 was to record appreciation on available for sale fixed maturities of $887,174, less the effect on related deferred acquisition costs of $392,486 and deferred income taxes of $173,141, for a net increase to stockholder's equity of $321,547.

Fixed maturities, whether available for sale or held to maturity, are reduced to estimated net realizable value for declines in market value considered to be other than temporary.

Mortgage loans are carried at the unpaid principal balances, net of unamortized discounts and premiums. Policy loans are carried at the unpaid principal balances. Real estate is carried at the lower of cost or fair value.

Limited partnership investments are accounted for using the equity method.

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using call or maturity dates.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into financial derivative transactions, including swaps, put-swaptions, and futures to reduce and manage business risks. These transactions are used to manage the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows, which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, duration matching or scenario testing.

Swap agreements generally involve the exchange of fixed and floating payments over the life of the agreement without an exchange of the underlying principal amount. All swap agreements outstanding at December 31, 1996, hedge available for sale securities and are carried at fair value with the change in value reflected in stockholder's equity. Amounts paid or received on swap contracts, if any, are included in investment income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or other assets. Realized gains and losses from the settlement or termination of the interest rate swaps are deferred and amortized over the life of the specific hedged assets as an adjustment to the yield.

Put-swaptions purchased provide the Company with the right, but not the obligation, to require the writers to pay the Company the present value of a ten year interest rate swap at future exercise dates. These put-swaptions are entered into as a hedge against significant upward fluctuations in interest rates. Premiums paid for put-swaption contracts are included in other invested assets and are being amortized to investment income over the remaining terms of the contracts of one to four years. Put-swaptions, designated as a hedge of available for sale securities, are carried at fair value with the change in value reflected in stockholder's equity.

Equity index futures contracts are used in conjunction with equity index-linked immediate and deferred annuities offered by the Company. The futures contracts are accounted for as hedges of the associated annuity liabilities.

Financial derivative contracts are primarily held for hedging purposes. High-yield swaps and equity swaps were held for investment purposes during 1996.

The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit loss in the event of nonperformance by counterparties, however, the Company does not anticipate nonperformance.

DEFERRED ACQUISITION COSTS

Certain costs of acquiring new business, principally commissions and certain costs associated with policy issue and underwriting which vary with, and are primarily related to the production of new business, have been capitalized as deferred acquisition costs. Deferred acquisition costs are increased by interest thereon and amortized in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits for annuities and interest-sensitive life products. As certain debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment is included with the change in market value of investments, net of tax, on debt and equity securities available for sale that is credited or charged directly to stockholder's equity. At December 31, 1996 and 1995, deferred acquisition costs have been decreased by $188.1 million and $440.8 million, respectively, to reflect this change.

VALUE OF ACQUIRED INSURANCE IN FORCE

The value of acquired insurance in force at acquisition date ("value of business" or "VOB") represents the present value of anticipated profits of the business in force on November 25, 1986 (the date the Company was acquired by Prudential) net of amortization. The VOB is being amortized in proportion to anticipated premium revenues for traditional life insurance contracts and estimated gross profits for annuities and interest-sensitive life products over a period of 20 years.

                     forty-four

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

FEDERAL INCOME TAXES

The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities as required by SFAS No. 109, "Accounting for Income Taxes."

JNL files a consolidated federal income tax return with Brooke Life. The non-life insurance company subsidiaries file separate federal income tax returns. Income tax expense is calculated on a separate company basis.

POLICY RESERVES AND LIABILITIES

For traditional life insurance contracts, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date as to mortality, interest, policy lapsation and expenses plus provisions for adverse deviations. Mortality assumptions range from 59% to 90% of the 1975-1980 Basic Select and Ultimate tables depending on underwriting classification and policy duration. Interest rate assumptions range from 6.0% to 9.5%. Lapse and expense assumptions are based on Company experience.

For the Company's interest-sensitive life contracts, reserves approximate the policyholder's accumulation account. For deferred annuity, variable annuity, and other investment contracts, the reserve is the policyholder's account value.

VARIABLE ANNUITY ASSETS AND LIABILITIES

The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in a separate account. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are recorded as earned and included in variable annuity fees in the consolidated income statement.

REVENUE AND EXPENSE RECOGNITION

Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished by provisions for future policy benefits and the deferral and amortization of deferred acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of the investment income earned on those deposits. Revenues also consist of amounts assessed against the policyholder's account value, including mortality, contract initiation and administration (expense charges) and surrender charges. Surrender benefits are treated as repayments of the policyholder account. Benefit payments are treated as reductions to the policyholder account. Death benefits, net of the policyholder account, are recognized as an expense when incurred. Expenses consist primarily of the interest credited to the policyholder deposit. Underwriting expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished by deferral and amortization of deferred acquisition costs.

3. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

CASH AND SHORT-TERM INVESTMENTS

Carrying value is considered to be a reasonable estimate of fair value.

FIXED MATURITIES AND EQUITY SECURITIES

Fair values are based principally on quoted market prices, if available. For securities that are not actively traded, fair values are estimated using independent pricing services or analytically determined values.

MORTGAGE LOANS

Fair values are determined by discounting the future cash flows to the present at current market rates. At December 31, 1996, the fair value approximated $846.6 million.

POLICY LOANS

The carrying value approximates fair value, since policy loans reduce the amount payable at death or surrender of the contract.

DERIVATIVES

The fair value of derivatives is based on estimates received from financial institutions.

VARIABLE ANNUITY ASSETS

Variable annuity assets are carried at the market value of the underlying securities.

ANNUITY RESERVES

Fair values for immediate and deferred annuities, without mortality features, are derived by discounting the future estimated cash flows using current interest rates with similar maturities. At December 31, 1996, the carrying value and fair value of such annuities approximated $19.5 billion and $18.5 billion, respectively, and $18.2 billion and $17.2 billion, respectively, at December 31, 1995.

RESERVES FOR GUARANTEED INVESTMENT CONTRACTS

Fair value is based on the present value of future cash flows at current pricing rates. At December 31, 1996, the fair value approximated $1,465.3 million.

VARIABLE ANNUITY LIABILITIES

Fair value of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates. At December 31, 1996, the fair value approximated $345.0 million.

4. INVESTMENTS

Investments are comprised primarily of fixed-interest securities, primarily publicly-traded industrial, mortgage-backed, utility and government bonds. The Company generates the vast majority of its deposits from interest-sensitive individual annuity and life insurance products, on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-interest securities aims to ensure matching of the asset yield with the interest-sensitive insurance liabilities and to earn a stable return on its investments.

DEBT SECURITIES

The following table sets forth fixed maturity investments at December 31, 1996, classified by rating categories as assigned by nationally recognized statistical rating organizations or, if not rated by such firms, the rating assigned by the National Association of Insurance Commissioners ("NAIC"). For purposes of the table, NAIC Class 1 is included in the "A" rating; Class 2, "BBB"; Class 3, "BB" and Classes 4-6, "B and below."

                                                Percent of Total
                Investment Rating                    Assets
                ------------------------------------------------
                AAA                                   41.1%
                AA                                     2.3
                A                                     15.9
                BBB                                   16.6
                ------------------------------------------------
                Investment grade                      75.9
                ------------------------------------------------
                BB                                     5.3
                B and below                            2.1
                ------------------------------------------------
                Below investment grade                 7.4
                ------------------------------------------------
                Total fixed maturities                83.3
                ------------------------------------------------
                Other assets                          16.7
                ------------------------------------------------
                Total assets                         100.0%
                ================================================


                                                     forty-five

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated market value of fixed maturity investments held to maturity are as follows (in thousands):

                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1996                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
Corporate securities             $  886,250      $     7,931      $    7,766      $  886,415
Mortgage-backed securities        3,282,027           32,945          40,902       3,274,070
--------------------------------------------------------------------------------------------
  TOTAL                          $4,168,277      $    40,876      $   48,668      $4,160,485
============================================================================================


                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1995                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
Corporate securities             $  809,925      $    15,108      $    3,028      $  822,005
Mortgage-backed securities        3,308,958           77,201           8,636       3,377,523
--------------------------------------------------------------------------------------------
  TOTAL                          $4,118,883      $    92,309      $   11,664      $4,199,528
============================================================================================



The amortized cost and estimated market value of fixed maturity investments available for sale are as follows (in thousands):

                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1996                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
U.S. Treasury securities        $     5,461      $       118      $       --     $     5,579
U.S. Government agencies
  and foreign governments           227,307           14,109              91         241,325
Public utilities                    748,841           26,708          13,710         761,839
Corporate securities              9,902,242          435,905          59,060      10,279,087
Mortgage-backed securities        8,912,213          150,619         125,155       8,937,677
--------------------------------------------------------------------------------------------
  TOTAL                         $19,796,064      $   627,459      $  198,016     $20,225,507
============================================================================================


                                                       GROSS           GROSS       ESTIMATED
                                  AMORTIZED       UNREALIZED      UNREALIZED          MARKET
DECEMBER 31, 1995                      COST            GAINS          LOSSES           VALUE
--------------------------------------------------------------------------------------------
U.S. Treasury securities        $   354,506      $     3,136      $        2     $   357,640
U.S. Government agencies
  and foreign governments         1,543,055           68,360             940       1,610,475
Public utilities                    954,297           59,767           5,441       1,008,623
Corporate securities              9,013,057          699,519          27,386       9,685,190
Mortgage-backed securities        6,383,685          239,881          32,960       6,590,606
--------------------------------------------------------------------------------------------
  TOTAL                         $18,248,600      $ 1,070,663      $   66,729     $19,252,534
============================================================================================


                           forty-six

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

Gross unrealized gains pertaining to equity securities at December 31, 1996 and 1995 were $48.2 million and $51.2 million, respectively. Gross unrealized losses at December 31, 1996 and 1995 were $2.5 million and $7.0 million, respectively.

The amortized cost and estimated market value of fixed maturities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

FIXED MATURITIES HELD TO MATURITY (IN THOUSANDS):

                                         AMORTIZED      ESTIMATED
                                              COST   MARKET VALUE
-----------------------------------------------------------------
Due after 1 year through 5 years       $   319,458    $   322,776
Due after 5 years through 10 years         510,859        506,549
Due after 10 years through 20 years         29,950         31,107
Due after 20 years                          25,983         25,983
Mortgage-backed securities               3,282,027      3,274,070
-----------------------------------------------------------------
TOTAL                                  $ 4,168,277    $ 4,160,485
=================================================================

FIXED MATURITIES AVAILABLE FOR SALE (IN THOUSANDS):

                                         AMORTIZED      ESTIMATED
                                              COST   MARKET VALUE
-----------------------------------------------------------------
Due within 1 year or less              $   206,459    $   247,299
Due after 1 year through 5 years         2,335,443      2,406,666
Due after 5 years through 10 years       4,033,081      4,144,217
Due after 10 years through 20 years      1,902,431      1,978,856
Due after 20 years                       2,406,437      2,510,792
Mortgage-backed securities               8,912,213      8,937,677
-----------------------------------------------------------------
TOTAL                                  $19,796,064    $20,225,507
=================================================================

Discounts and premiums on collateralized mortgage obligations are amortized over the estimated redemption period using the effective interest method. Yields which are used to calculate premium/discount amortization are adjusted periodically for prepayments.

At December 31, 1996, fixed maturities with a carrying value of $4.7 million were on deposit with regulatory authorities as required by law in various states in which the insurance operations conduct business.

Investments (all of which are actively managed fixed maturities) in any single entity in excess of 10 percent of stockholder's equity at December 31, 1996, other than investments issued or guaranteed by the United States Government or a United States Government agency are as follows:

                                         AMORTIZED      ESTIMATED
INVESTMENT (IN MILLIONS)                      COST     FAIR VALUE
-----------------------------------------------------------------
Hermitage CBO LLC (see Note 12)        $     633.5    $     633.7
USX Corporation                              224.0          244.0
-----------------------------------------------------------------

MORTGAGE LOANS

Mortgage loans consist of the following at December 31, 1996
(in thousands):

Single family                                         $     1,057
Commercial                                                842,803
-----------------------------------------------------------------
TOTAL                                                 $   843,860
=================================================================


At December 31, 1996, mortgage loans were collateralized by properties located in 28 states. Approximately 17% of the aggregate carrying value of the portfolio is secured by properties located in Texas.

DERIVATIVES

The fair value of derivatives reflects the estimated amounts that the Company would receive or pay upon termination of the contracts at the reporting date.

A summary of the aggregate notional or contractual amounts and estimated fair values of these financial instruments at December 31, 1996 and 1995 are presented below (in millions):


                            1996                       1995
--------------------------------------------------------------------------
                    CONTRACTUAL/               CONTRACTUAL/
                        NOTIONAL     ESTIMATED     NOTIONAL      ESTIMATED
                          AMOUNT    FAIR VALUE       AMOUNT     FAIR VALUE
--------------------------------------------------------------------------
Interest rate swaps      $ 1,255          $ 39      $ 1,000         $   68
Put-swaptions             24,500            11       12,000              7
Futures                       16            --           --             --
==========================================================================


During 1996, the Company recorded $24.3 million in net investment income from derivative instruments, including $12.6 million from investment activity. The average notional amount of swaps outstanding during 1996 was $1.3 billion, including $255 million notional amount of high yield and equity swaps.

SECURITIES LENDING

The Company has entered into a securities lending agreement whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 1996, the estimated fair value of loaned securities was $287.0 million. The agreement requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis. To further minimize the credit risks related to this program, the financial condition of counterparties is monitored on a regular basis.

5. INVESTMENT INCOME AND REALIZED GAINS
   AND LOSSES

Major categories of investment income are summarized below
(in thousands):


YEARS ENDED
DECEMBER 31,                        1996            1995            1994
------------------------------------------------------------------------
Fixed maturities             $ 1,872,820     $ 1,766,654     $ 1,550,367
Other investment income          140,717          82,614          79,802
------------------------------------------------------------------------
  Total investment income      2,013,537       1,849,268       1,630,169
Less investment expenses         (16,505)        (12,896)        (12,612)
------------------------------------------------------------------------
NET INVESTMENT INCOME        $ 1,997,032     $ 1,836,372     $ 1,617,557
========================================================================

Net realized investment gains and losses are as follows (in thousands):


YEARS ENDED
DECEMBER 31,                        1996             1995             1994
--------------------------------------------------------------------------
Sales of fixed maturities:
  Gross gains                  $  78,099        $ 101,682       $  131,620
  Gross losses                   (36,624)         (27,897)        (200,135)
Sales of equity securities:
  Gross gains                     20,886           47,883           58,270
  Gross losses                    (5,329)          (1,576)          (6,082)
Impairment losses                (29,500)         (29,824)            (123)
Other invested assets, net        (8,959)          (5,642)          (2,370)
--------------------------------------------------------------------------
TOTAL                          $  18,573        $  84,626       $  (18,820)
==========================================================================


                                                forty-seven

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

6. VALUE OF ACQUIRED INSURANCE IN FORCE

The VOB was determined by using assumptions as to interest, persistency and mortality. Profits were then discounted to arrive at the value of the insurance in force.

The balances and amortization of insurance in force are summarized as follows (in thousands):


YEARS ENDED
DECEMBER 31,                            1996          1995
----------------------------------------------------------
Balance, beginning of year         $ 196,563     $ 208,942
Amortization, net of interest        (13,279)      (12,379)
----------------------------------------------------------
Balance, end of year               $ 183,284     $ 196,563
==========================================================

The VOB is expected to be amortized as follows (in thousands):

                  1997                  $ 14,000
                  1998                    15,000
                  1999                    16,000
                  2000                    17,000
                  Thereafter             121,284
------------------------------------------------
TOTAL                                   $183,284
================================================


7. POLICY RESERVES AND LIABILITIES

A summary of the components of policy reserves and liabilities is as follows (in thousands):


DECEMBER 31,                                      1996             1995
-----------------------------------------------------------------------
Term life and other traditional life      $    624,733     $    612,636
Interest-sensitive life                      4,502,912        4,332,780
Deferred and immediate annuities            19,518,709       18,504,031
Guaranteed investment contracts              1,464,010          100,080
-----------------------------------------------------------------------
SUBTOTAL                                    26,110,364       23,549,527
=======================================================================
Claims payable and other
 policyholder funds                            155,715          150,282
-----------------------------------------------------------------------
TOTAL                                     $ 26,266,079     $ 23,699,809
=======================================================================

8. REINSURANCE

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage assumes the liability. The maximum amount of life insurance risk retained by the Company on any one life is generally $1.5 million. Amounts not retained are ceded to other companies on a yearly renewable-term or a coinsurance basis.

The effect of reinsurance on premiums is as follows (in thousands):


YEARS ENDED
DECEMBER 31,                    1996           1995           1994
------------------------------------------------------------------
Direct premiums            $ 358,533      $ 367,937      $ 366,964
Assumed premiums              10,961          4,763          1,544
Less reinsurance ceded       (77,046)       (62,469)       (64,749)
------------------------------------------------------------------
TOTAL NET PREMIUMS         $ 292,448      $ 310,231      $ 303,759
==================================================================

Components of the reinsurance recoverable asset as of December 31, are as follows (in thousands):

DECEMBER 31,                    1996           1995
---------------------------------------------------
Ceded reserves             $ 139,998      $ 131,469
Ceded claims liability         9,192          8,721
Ceded -- other                 6,261          5,143
---------------------------------------------------
TOTAL                      $ 155,451      $ 145,333
===================================================


At December 31, 1996, and 1995, $87.4 million and $91.6 million, respectively, of ceded reserves was reinsured through Brooke Life.

9. FEDERAL INCOME TAXES

The components of the provision for federal income taxes as computed in accordance with SFAS 109 are as follows (in thousands):


YEARS ENDED
DECEMBER 31,                            1996           1995           1994
--------------------------------------------------------------------------
Current tax expense               $  119,500     $  152,480     $   26,835
Deferred tax expense (benefit)        44,600        (12,480)        14,615
--------------------------------------------------------------------------
Provision for income taxes        $  164,100     $  140,000     $   41,450
==========================================================================


The federal income tax provisions differ from the amounts determined by multiplying pretax income by the statutory federal income tax rate of 35% for 1996, 1995 and 1994 as follows (in thousands):

YEARS ENDED
DECEMBER 31,                               1996           1995           1994
-----------------------------------------------------------------------------
Income taxes at statutory rate        $ 164,069      $ 138,809      $  68,786
Reduction in taxes resulting from
 release of accrued federal tax
 due to IRS settlement                       --             --        (27,000)
Other                                        31          1,191           (336)
-----------------------------------------------------------------------------
Provision for income taxes            $ 164,100      $ 140,000      $  41,450
=============================================================================
Effective tax rate                         35.0%          35.3%          21.1%
=============================================================================


The Company made income tax payments of $81.2 million in 1996, $116.1 million in 1995 and $79.9 million in 1994.



                        forty-eight

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 1996

Significant temporary differences included in the deferred tax asset as of December 31, 1996 and 1995 are as follows (in thousands):

DECEMBER 31,                                          1996            1995
--------------------------------------------------------------------------
GROSS DEFERRED TAX ASSET
Policy reserves and other insurance items      $   643,237     $   669,247
Difference between financial reporting
  and the tax basis of:
  Assets acquired                                   12,444          17,483
  Insolvency fund assessments                       30,970          32,483
Other, net                                          14,481          12,688
--------------------------------------------------------------------------
TOTAL DEFERRED TAX ASSET                           701,132         731,901
==========================================================================
GROSS DEFERRED TAX LIABILITY
Deferred acquisition costs                        (324,157)       (216,636)
Difference between financial reporting
  and the tax basis of the value of the
  insurance in-force                               (64,149)        (68,797)
Difference between financial reporting and
  the tax basis of other assets                     (5,546)         (7,468)
Net unrealized gains on available
  for sale securities                             (162,989)       (364,116)
Other, net                                         (12,821)        (11,597)
--------------------------------------------------------------------------
TOTAL DEFERRED TAX LIABILITY                      (569,662)       (668,614)
--------------------------------------------------------------------------
NET DEFERRED TAX ASSET                         $   131,470     $    63,287
==========================================================================


10. CONTINGENCIES

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business including litigation relating to allegations of improper sales practices. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse effect on the Company's financial condition or results of operations.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessments to solvent insurance companies based on location, volume, and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received at the end of 1996, the Company's reserve for future state guaranty fund assessments is $89.1 million. The Company believes the reserve is adequate for all anticipated payments for known insolvencies.

The Company offers synthetic GIC contracts to group customers including pension funds and other institutional organizations. The synthetic GIC contract is an off-balance-sheet fee-based product where the customer retains ownership of the assets related to these contracts and JNL guarantees the customer's obligation to meet withdrawal requirements. The book value of off-balance-sheet guarantees at December 31, 1996, and market value of related assets, was $122 million.

11. STOCKHOLDER'S EQUITY

Under Michigan State Insurance Law, dividends on capital stock can only be distributed out of earned surplus. Furthermore, without the prior approval of the Commissioner, dividends cannot be declared or distributed which exceed the greater of 10% of the Company's statutory surplus as of December 31 next preceding or the Company's statutory net gain from operations for such period. On January 1, 1997, the maximum amount of dividends that can be paid by the Company without prior approval of the Commissioner under this limitation approximated $272.2 million.

Statutory capital and surplus of the Company at December 31, 1996, and 1995 was $1,501.0 million and $1,196.1 million, respectively. Statutory net income of the Company was $272.2 million, $156.6 million and $125.3 million in 1996, 1995 and 1994, respectively.

12. RELATED PARTY TRANSACTIONS

The Company's investment portfolio is managed by PPM America ("PPM"), a registered investment advisor and a wholly owned subsidiary of Prudential. The Company paid $8.7 million, $6.8 million and $5.8 million to PPM for investment advisory services during 1996, 1995, and 1994, respectively.

On August 26, 1987, Brooke Life issued $180 million of 12% notes due August 26, 1997 to Prudential as part of an exchange whereby 100% of the common stock of JNL was transferred to Brooke Life. On December 28, 1988, Brooke Life issued an additional $20 million of 12% notes due December 28, 1998, to Prudential.
On October 31, 1991, Brooke Life issued $200 million of 9.75% notes due October 31, 2001, to Prudential Finance BV, a Prudential subsidiary.

On November 8, 1996, Brooke Life issued $388 million of 8.50% notes due December 31, 2006 to Brooke Finance, Inc. ("Brooke Finance"), a wholly owned subsidiary of Brooke Holdings, Inc., ultimately a wholly owned subsidiary of Prudential. These proceeds were used to extinguish principal and accrued interest on both the $180 million note due in 1997 and the $20 million note due in 1998. On December 31, 1996, Brooke Life issued $45 million of 8.51% notes due December 31, 2006 to Brooke Finance. These proceeds were used by Brooke Life to contribute an additional $45 million of capital to JNL. In 1996, 1995, and 1994, JNL made annual dividend payments to Brooke Life of $19.5 million to pay the accrued interest on the notes. At December 31, 1996, the aggregate amount outstanding on the Brooke Life notes was as follows (in millions):

             Principal                   $ 633.0
             Accrued interest                3.4
             -----------------------------------
             Total                       $ 636.4
             ===================================

On December 18, 1996, the Company established the Hermitage CBO Limited Liability Corporation ("Hermitage") for the purpose of securitizing certain of its holdings in below investment grade bonds. The Company contributed $657.4 million of non-investment grade securities to Hermitage and in exchange received $616.2 million of subordinated notes, $13.0 million in cash, and 46.4% of the equity in Hermitage. The Company's ultimate parent, Prudential, obtained the remaining 53.6% equity interest in Hermitage in exchange for $19.9 million in cash.

13. BENEFIT PLANS

The Company has a defined contribution plan covering substantially all employees. To be eligible, an employee must have attained the age of 21 and completed at least 1,000 hours of service in a 12-month period. The Company's annual contributions, as declared by the board of directors, are based on a percentage of covered compensation paid to participating employees during the year. The Company expensed $2.4 million related to this plan during 1996, $2.3 million in 1995 and $2.2 million in 1994.


          forty-nine

REPORT OF INDEPENDENT ACCOUNTANTS

                       [PRICE WATERHOUSE LLP LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Jackson National Life Insurance Company


In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and consolidated statements of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Jackson National Life Insurance Company and its subsidiaries (the "Company") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP

February 7, 1997

                [End of GAAP Consolidated Financial Statements]

                fifty

CONSOLIDATED STATUTORY SUMMARY OF OPERATIONS

                                 (IN THOUSANDS)


YEAR ENDED DECEMBER 31,                                                   1996            1995
----------------------------------------------------------------------------------------------
PREMIUMS AND OTHER REVENUE:
Life and annuity premiums                                          $ 3,042,939    $  2,760,774
Deposit-type funds                                                   1,412,694         100,000
Net investment income                                                2,006,777       1,837,978
Other income                                                            61,752          10,222
----------------------------------------------------------------------------------------------
                               TOTAL PREMIUMS AND OTHER REVENUE      6,524,162       4,708,974
==============================================================================================
BENEFITS AND EXPENSES:
Death benefits                                                         325,600         314,867
Annuity benefits                                                     2,144,748       1,457,050
Other benefits                                                         394,838         210,726
Net transfers to/from separate accounts                                349,921             748
Increase in aggregate reserves                                       1,278,129       1,982,094
Increase in liability for premium and other deposit funds            1,318,071         100,000
Increase (decrease) in reserves for supplementary contracts
   without life contingencies and for dividend
   and coupon accumulations                                               (383)            488
----------------------------------------------------------------------------------------------
                                    TOTAL BENEFITS AND RESERVES      5,810,924       4,065,973
==============================================================================================
OTHER OPERATING COSTS AND EXPENSES:
Commissions                                                            232,820         212,476
General expenses                                                       139,518         125,097
Taxes, licenses and fees excluding federal
   income tax                                                           28,692          53,082
Increase in loading and cost of collection in excess
   of loading on deferred and uncollected premiums                      (4,918)        (12,193)
----------------------------------------------------------------------------------------------
                                    TOTAL BENEFITS AND EXPENSES      6,207,036       4,444,435
==============================================================================================
Operating gain before dividends and federal
   income taxes                                                        317,126         264,539
Dividends to policyholders                                                  19              19
----------------------------------------------------------------------------------------------
Net operational gain before federal income taxes                       317,107         264,520
Federal income taxes incurred                                           41,172         104,200
----------------------------------------------------------------------------------------------
Net operational gain before net realized capital losses                275,935         160,320
Net realized capital losses                                             (3,739)         (3,742)
----------------------------------------------------------------------------------------------
                                                     NET INCOME    $   272,196    $    156,578
==============================================================================================

                    fifty-one

STATUTORY BALANCE SHEET
                                 (IN THOUSANDS)

AS OF DECEMBER 31,                                            1996                1995
--------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
Bonds                                                 $ 23,976,036        $ 22,382,717
Stocks                                                     215,685             249,964
Mortgage loans                                             843,311             173,863
Real estate                                                 13,720              15,070
Policy loans                                               594,710             527,041
Short-term investments                                     618,092              62,478
Other investments                                          114,363              51,437
--------------------------------------------------------------------------------------
                               TOTAL INVESTMENTS        26,375,917          23,462,570
======================================================================================
Cash                                                        28,758              23,248
Deferred and uncollected premiums                          181,490             246,386
Accounts receivable reinsurance                              6,261               5,143
Accrued investment income                                  338,009             326,724
EDP equipment                                               14,925              11,000
Other receivables                                            2,549                 460
Other assets                                                39,241              23,524
Separate account assets                                    369,569                 761
--------------------------------------------------------------------------------------
                                    TOTAL ASSETS      $ 27,356,719        $ 24,099,816
======================================================================================

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits                                $ 22,966,463        $ 21,783,791
Policy contract claims                                     135,058             126,845
Policyholder funds:
   Premium deposit funds                                    10,458              14,570
   Guaranteed investment contracts                       1,464,010             100,080
   Other                                                     5,372               5,658
Interest maintenance reserve                               126,138             119,188
Federal income taxes due and accrued                         9,600              50,473
Cost of collection on deferred premiums                     13,210              15,800
Asset Valuation Reserve                                    313,188             290,917
Remittances not allocated                                   25,693              31,280
Other liabilities                                          416,958             364,305
Separate account liabilities                               369,569                 761
--------------------------------------------------------------------------------------
                               TOTAL LIABILITIES        25,855,717          22,903,668
======================================================================================
CAPITAL AND SURPLUS:
   Capital                                                  13,800              13,800
   Paid-in surplus                                         648,982             603,982
   Unassigned surplus                                      838,220             578,366
--------------------------------------------------------------------------------------
                       TOTAL CAPITAL AND SURPLUS         1,501,002           1,196,148
======================================================================================
          TOTAL LIABILITIES, CAPITAL AND SURPLUS      $ 27,356,719        $ 24,099,816
======================================================================================




                                   fifty-two

STATUTORY FIVE YEAR PERFORMANCE HISTORY

                                                        1996             1995             1994              1993             1992
---------------------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE IN FORCE (000's)
Whole Life                                    $   29,767,348   $   30,642,130   $   30,856,323   $    30,796,616   $   28,972,425
Term                                             116,637,142      115,785,746      117,308,939       113,727,920      109,637,091
---------------------------------------------------------------------------------------------------------------------------------
            TOTAL LIFE INSURANCE IN FORCE     $  146,404,490   $  146,427,876   $  148,165,262   $   144,524,536   $  138,609,516
=================================================================================================================================
NEW BUSINESS ISSUED (000's)
Whole Life                                    $    1,637,196   $    2,190,761   $    1,591,322   $     2,821,444   $    5,508,301
Term                                              13,353,191       10,151,326       15,826,645        15,871,396       17,529,889
---------------------------------------------------------------------------------------------------------------------------------
                TOTAL NEW BUSINESS ISSUED     $   14,990,387   $   12,342,087   $   17,417,967   $    18,692,840   $   23,038,190
=================================================================================================================================
PREMIUM INCOME
First-year Life                               $   51,422,556   $   62,370,257   $   82,319,688   $   121,752,363   $  140,789,246
Renewal Life                                     590,801,488      610,258,912       612,555,127      582,246,754      543,784,250
Annuity                                        2,400,714,546    2,088,145,187    2,066,204,059     1,548,433,989    2,323,604,123
Deposit-type funds                             1,412,693,672      100,000,000                -                 -                -
---------------------------------------------------------------------------------------------------------------------------------
                     TOTAL PREMIUM INCOME     $4,455,632,262   $2,860,774,356   $2,761,078,874   $ 2,252,433,106   $3,008,177,619
=================================================================================================================================
TOTAL ASSETS (BILLIONS)                       $        27.36   $        24.10   $        21.63   $         19.07   $        16.67

PERCENTAGE DISTRIBUTION OF ASSETS
Bonds                                                   90.7%            95.3%            95.2%             96.2%            95.0%
Stocks                                                   0.8%             1.1%             0.9%              1.2%             1.5%
Mortgage Loans on Real Estate                            3.2%             0.7%             0.2%              0.2%             0.3%
Real Estate                                              0.1%             0.1%             0.1%              0.1%             0.2%
Policy Loans                                             2.3%             2.2%             2.1%              2.0%             1.8%
Cash and Short-term Investments                          2.6%             0.4%             1.3%              0.1%             1.0%
Other Invested Assets                                    0.3%             0.2%             0.2%              0.2%             0.2%
---------------------------------------------------------------------------------------------------------------------------------
           TOTAL CASH AND INVESTED ASSETS              100.0%           100.0%           100.0%            100.0%           100.0%
=================================================================================================================================
INVESTMENT DATA
Return on Invested Assets                               8.27%            8.36%            8.39%             9.06%            9.53%
Net Investment Income                         $2,006,777,135   $1,837,977,663   $1,617,963,852    $1,527,755,190   $1,357,612,701
Realized Capital Gains (Losses)                    7,767,438       41,291,556     (104,455,727)       95,495,906       12,888,698
Unrealized Capital Gains (Losses)                 (4,316,823)      35,918,127       50,024,949        26,354,396       44,685,525
---------------------------------------------------------------------------------------------------------------------------------
                                    TOTAL     $2,010,227,750   $1,915,187,346   $1,563,533,074    $1,649,605,492   $1,415,186,924
=================================================================================================================================
BENEFITS AND RESERVE INCREASES
Total Policy Benefits                         $2,803,593,717   $1,967,038,988   $1,373,175,823    $1,076,579,746   $  953,267,071
Increase in Life Reserves                        242,902,882      309,542,000      392,340,506       421,691,797      422,779,698
Dividends to Policyowners                             19,237           18,718           19,095            27,658           27,466

OPERATING RATIOS
Expense/Commissions Ratio                               11.3%            11.5%            11.6%             12.4%            11.1%
Expense Ratio                                            4.1%             6.7%             5.0%              5.9%             4.1%
Lapse Ratio                                              9.9%             9.1%             9.1%              9.3%            10.8%
---------------------------------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS
AFTER FEDERAL INCOME TAXES                    $  275,934,538   $  160,319,596   $  139,373,164    $  155,902,977   $  212,149,257
=================================================================================================================================


All amounts and calculations in the above table reflect consolidated statutory amounts.


                      fifty-three

FOOTNOTES

1. For complete information about The Perspective Fixed and Variable Annuity (VA
200), including charges and expenses, get a prospectus by calling 800/766-4683. Read it carefully before you invest or send money. The Perspective is a long-term investment vehicle and is subject to a maximum deferred sales charge of 7% in the first year, declining 1% each year through year seven. There may be a 10% IRS tax penalty for early withdrawals prior to age 591/2. The Perspective Fixed and Variable Annuity is available through Jackson National Financial Services, Inc., an NASD member.

2. For ELI products, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life. The product is not sponsored, endorsed, sold or promoted by Standard and Poor's, and Standard and Poor's makes no representation regarding the advisability of purchasing the product.

The Nasdaq 100(R), Nasdaq 100 Index(R), and Nasdaq(R) are registered trademarks of the Nasdaq Stock Market, Inc. (which, with its affiliates, are the "Corporations") and are licensed for use by Jackson National Life. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

The Nikkei Newspaper Corporation has granted Jackson National Life the non-exclusive use of the Nikkei 225(R) Average. The Nikkei Newspaper Corporation reserves the right to modify the content of and to cease publishing the Nikkei Average. The Nikkei Newspaper Corporation accepts no liability regarding this product offering.

The FTSE 100(R) is calculated by FTSE International Limited in conjunction with the Institute of Actuaries. FTSE International Limited accepts no liability in connection with the trading of any products on the index.

DAX(R) is a registered trademark of Deutsche Borse AG.

"CAC40(R)" is a registered trademark of the SBF-Paris Bourse, which designates the index that the SBF-Paris Bourse calculates and publishes. Authorization to use the index and the "CAC40" trademark in connection with this product has been granted by license. The SBF-Paris Bourse does not sponsor, endorse or participate in the marketing of this product.

The IRS may impose a 10% penalty on all withdrawals from fixed annuities before age 59 1/2. See your tax adviser for details. This contract has certain restrictions and limitations. For costs and complete details about JNL Equity Linked Index Annuity and the Index Options, please ask your JNL Representative.

Policy form numbers ELI-DA500, ELI-IA100, and ELI-IA 200. May not be available in all states; state variations of the contract may apply. JNL reserves the right to add or delete an Index at any time.

Contract values in an Indexed Option may be reduced if amounts are transferred, annuitized or withdrawn prior to the end of the Indexed Option period. Talk to your JNL Representative for complete details.

3. For JNL Products, corresponding policy form numbers: JNL Select A500; Lifeline Ultimate L1000; Lifeline Term L1667; 10-, 15- and 20-Year R&C L1665; JNL Survivorship UL UL2003.

All products and product features may not be available in all states. The contracts have restrictions and limitations. For costs and complete details, contact your Jackson National Representative, or call 800/USE-JNLI (873-5654).

4. May be subject to an interest rate adjustment. Withdrawals within the policy's first seven years (most states) will be adjusted -- downward when interest rates are rising, upward when they're falling -- to reflect the market price of the policy's underlying bond investments.




                                                 Fifty-four